Exhibit 99(h)(2)

FUND PARTICIPATION AGREEMENT

This Agreement dated as of the _____ day of April, 2009 is made by and among Nationwide Financial Services, Inc. on behalf of its subsidiaries listed on Exhibit A (collectively, “Nationwide”) and the current and any future Nationwide separate accounts as applicable (“Variable Accounts”) and Lazard Retirement Series, Inc. (the “Company”) and Lazard Asset Management Securities LLC (“Lazard”) which serves as distributor to the mutual fund portfolios of the Company listed on Exhibit B (the “Funds”).

1. RECITALS

WHEREAS, Nationwide is engaged in developing and offering variable annuity and variable life insurance products (collectively “Variable Products ”) through its Variable Accounts; and

WHEREAS, Nationwide also provides administrative and/or recordkeeping services for the Variable Products and in all other respects provides operational support in connection with the offering and maintenance of the Variable Products; and

WHEREAS, Nationwide and the Company mutually desire the inclusion of the Funds as investment options in the Variable Products; and

WHEREAS, the Variable Products allow for the allocation of net amounts received by Nationwide and the Variable Accounts to the Company for investment in shares of the Funds (“Shares”); and

WHEREAS, selection of investment options is made by contract owners of the Variable Products and such contract owners may reallocate their investments among the investment options in accordance with the terms of the Variable Products; and

NOW THEREFORE, Nationwide and the Company, in consideration of the undertaking described herein, agree that the Funds will be available as investment options in the Variable Products offered by Nationwide, subject to the following:

2. REPRESENTATIONS

a) REPRESENTATIONS BY NATIONWI

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Nationwide Financial Services, Inc. represents that it is a holding company duly organized and in good standing under applicable state law. Nationwide represents that its life insurance companies have been duly organized and are in good standing under applicable state law.

Nationwide represents that its life insurance company subsidiaries have validly established all separate accounts under applicable state law. Each Variable Account is or will be registered as a unit investment trust in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), unless excluded from registration based on Section 3(c) (1) or 3(c) (7) of the 1940 Act, or any other applicable exemption.

Nationwide represents that each Variable Account is and at all times shall be eligible to invest in Shares without such investment disqualifying Company as an investment medium for insurance company separate accounts supporting variable annuity and/or variable life insurance contracts.

Nationwide represents, warrants and covenants that: (a) its contracts are registered under the Securities Act of 1933, as amended (the “1933 Act”), or are not so registered in proper reliance upon an exclusion from such registration; (b) the contracts shall be issued and sold in compliance in all material respects with all applicable federal and state laws, including state insurance suitability requirements; and (c) Nationwide will otherwise comply with all applicable federal and state laws, including state insurance laws and regulations, in the performance of this Agreement.

Nationwide represents that it will amend the registration statements under the 1933 Act and the 1940 Act for the Variable Products from time to time as required to effect the continuous offering of the Variable Products, unless otherwise exempt or excluded. Nationwide will also seek to have the Variable Products approved by state insurance authorities in jurisdictions where those annuity contract or life insurance policies will be offered.

Nationwide represents that each Variable Account is and at all times shall be a “segregated asset account” and interests in each Variable Account that are offered to the public shall be issued exclusively through the purchase of a contract that is and at all times shall be a “variable contract,” in each case within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the “Code”); Nationwide agrees to notify the Company and Lazard immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

Nationwide represents that the annuity contracts and/or life insurance policies are designed to be treated as annuity contracts and/or life insurance policies under the appropriate provisions of the Code. Nationwide shall make every effort to maintain such treatment, and will promptly notify the Company upon having a reasonable basis for believing that such annuity contracts or life insurance policies have ceased to be so treated or that they might not be so treated in the future.

Nationwide represents that it has adopted and will at all times during the term of this Agreement maintain policies and procedures in effect with respect to the processing and transmission of orders to purchase, exchange or redeem Fund Shares reasonably designed to monitor and prevent orders received after the close of trading, generally 4:00 p.m. Eastern Time on the New York Stock Exchange (“Close of Trading”), on any Business Day from being aggregated and communicated to the Company with orders received before the Close of Trading (consistent with Section 22(c) of the 1940 Act and Rule 22c-1 thereunder), and that all orders received from contract owners but not rescinded by the Close of Trading are communicated to Company or its agent as received for that Business Day (the “Late Trading Procedures”). A “Business Day” shall mean a day on which the New York Stock Exchange is open for trading and on which a Fund calculates its net asset value as set forth in the Funds’ most recent prospectus and Statement of Additional Information (“SAI”).

Each transmission of Share orders by Nationwide shall constitute a representation that such orders are accurate and complete and relate to orders received by Nationwide by the Close of Trading on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Fund Shares received from contract owners but not rescinded by the Close of Trading. Nationwide will provide Company with such certifications and representations that it has established Late Trading Procedures as Company may reasonably request. Nationwide will ensure the ability of appropriate regulatory authorities to obtain information and records relating to the Late Trading Procedures and the ability of Lazard and Company or their agents, at

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Lazard, Company or their agent’s expense, to inspect the records and facilities of Nationwide solely relating to Late Trading Procedures. Nationwide will notify Company in writing if Nationwide’s certifications or representations with respect to the Late Trading Procedures cease to be true.

Nationwide will not enter into any arrangements, formal or informal, to permit or facilitate any market timing or excessive trading strategies with respect to Fund Shares. Nationwide has policies and procedures in effect to detect and deter short-term or disruptive trading practices and has entered into a separate agreement with Lazard to provide Lazard with identity and other information designed to deter and detect the use of market timing or excessive trading strategies by contract owners. Nationwide’s policies and procedures include, but are not limited to: monitoring participant trading activity, imposing trade restrictions and enforcing redemption fees imposed by the Funds (if applicable). Company and Lazard acknowledge that Nationwide shall apply its own trade monitoring and restriction policies and procedures to trading of Fund Shares hereunder which may differ from the criteria set forth in the Fund’s Prospectus and SAI.

Nationwide represents that all of its employees and agents who deal with money and/or securities of the Company and the Funds are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. Nationwide agrees to hold for the benefit of Company and to pay to Company any amounts lost from larceny, embezzlement or other events covered by said bond to the extent such amounts properly belong to Company pursuant to the terms of this Agreement.

Nationwide represents and warrants that Nationwide Investment Services Corporation is and at all times shall be: (a) registered with the SEC as a broker-dealer; (b) a member in good standing of the Financial Industry Regulatory Authority (“FINRA”); and (c) duly organized, validly existing and in good standing under applicable law, with full power, authority, and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement.

Nationwide represents that it will conduct its activities hereunder in material conformity with all applicable federal and state laws and regulations.

b) REPRESENTATIONS BY THE COMPANY AND LAZARD

The Company represents that it is duly organized and validly existing under the laws of the state of Maryland. The Company represents that the shares of the Funds are duly authorized for issuance in accordance with applicable law, that the Company is registered as an open-end management investment company under the 1940 Act, and each Fund is a separate portfolio of the Company and the Company will maintain its registration as an investment company under the 1940 Act.

The Company represents and warrants that the shares of the Funds are registered under the 1933 Act. The Company will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Company will register and qualify the Fund Shares for sale in all states and will promptly notify Nationwide if any shares are not qualified in a particular state.

The Company represents that it and each Fund is currently qualified as a regulated investment company under Subchapter M of the Code, and that it shall make every effort to maintain such

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qualification. The Company shall promptly notify Nationwide upon having a reasonable basis for believing that it or a Fund has ceased to so qualify, or that it may not qualify as such in the future.

The Funds have policies and procedures in effect designed to deter frequent purchases and redemptions. These polices are disclosed in the Funds’ prospectus and such policies, as disclosed, will be uniformly and consistently applied to all shareholders, unless otherwise disclosed in the Funds’ prospectus.

The Company represents that all of its directors, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of the Funds are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, for the benefit of the Funds in an amount not less than that required by Rule 17g-1 under the 1940 Act. The Company agrees to hold for the benefit of Nationwide and to pay to Nationwide any amounts lost from larceny, embezzlement or other events covered by said bond to the extent such amounts properly belong to Nationwide pursuant to the terms of this Agreement.

The Company represents that the Funds utilized in the Variable Products are managed in a manner that complies with the diversification requirements pursuant to Section 817(h) of the Code and Treasury Regulation 1.817-5(b), if required, and that such Funds will make every effort to maintain the Funds’ compliance with such diversification requirements, unless the Funds are otherwise exempt from Section 817(h) and/or except as otherwise disclosed in each Fund’s prospectus. The Company will notify Nationwide promptly upon having a reasonable basis for believing any Fund has ceased to comply. The Company shall make every effort to remedy any failure to comply with Section 817(h) within the time frame set forth by Section 817(h). If Company does not adequately diversify the Fund during such time frame, it will promptly notify Nationwide that the Fund has failed to so comply. In the event the Internal Revenue Service (“IRS”) asserts in writing in connection with any governmental audit or review of Nationwide or, to Nationwide’s knowledge, of any contract owner, that any Fund has failed or allegedly failed to comply with the diversification requirements of Section 817(h) of the Code or the regulations thereunder or Nationwide otherwise becomes aware of any claim against Company, Fund or its affiliates as a result of such a failure or alleged failure, Nationwide shall promptly notify Company and Lazard of such assertion.

Lazard, as the distributor of the Funds represents that it (i) is registered as a broker-dealer under the 1934 Act and will remain duly registered under all applicable federal and state securities laws, (ii) is a member in good standing of FINRA, (iii) serves as principal underwriter/distributor of the Funds, and (iv) will perform its obligations for each Fund in accordance with any applicable state and federal securities laws.

3. FUND SHARES

Company agrees to make the Shares of each Portfolio available for purchase by Nationwide and each Variable Account at net asset value, subject to the terms and conditions of this Agreement and the Company’s prospectus. A Fund may refuse to sell Shares to any person, or suspend or terminate the offering of the Shares, as permitted by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board of Directors of the Company (the “Board”)

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acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Fund.

Company agrees that it shall sell Shares of the Fund only to an insurance company, including Nationwide, that offers variable annuity and/or variable life insurance contracts and that has entered into an agreement with the Company for the purpose of making Fund Shares available to serve as the underlying investment medium for Variable Products (each, a “Participating Company” and collectively, the “Participating Companies”) and their separate accounts, the general accounts of Participating Companies and their affiliates and to qualified pension and retirement plans. No Shares of any Fund will otherwise be sold to the general public.

Except as otherwise noted herein, Company and Nationwide agree that orders and related payments to purchase and redeem Fund Shares shall be processed in the manner set out in Exhibit C hereto.

The Company, on behalf of each Fund shall confirm each purchase or redemption order made by Nationwide. Transfer of Fund Shares shall be by book entry only. No share certificates shall be issued to Nationwide. Shares ordered from a Fund shall be recorded in an appropriate title for Nationwide, on behalf of each Variable Account. Company shall promptly notify Nationwide of the amount of dividend and capital gain, if any, per share of each Fund to which each Variable Account is entitled. Nationwide hereby elects to reinvest all dividends and capital gains of any Fund in additional Shares of that Fund at the applicable net asset value per Share, until Nationwide otherwise notifies Company in writing.

4. TRADING

Subject to the terms and conditions of this Agreement, Nationwide shall be appointed to, and agrees to act, as a limited agent of the Company for the sole purpose of receiving instructions from duly authorized parties for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. Except as particularly stated in this paragraph, Nationwide shall have no authority to act on behalf of the Company or to incur any cost or liability on its behalf. The parties agree to follow any written guidelines or standards relating to the sale or distribution of the Shares as may be provided in the provisions outlined in Exhibit C, as well as to follow any applicable federal and/or state securities laws, rules or regulations.

5. VOTING

For so long as and to the extent that the Securities and Exchange Commission (the “SEC”) continues to interpret the 1940 Act to require pass-through voting privileges for Variable Products, Nationwide shall distribute all proxy material furnished by the Company (provided that the Company shall endeavor to provide such material to Nationwide or its designated agent within 10 Business Days after the record date, but in any event, reasonably in advance of the meeting date) and shall vote Fund Shares held in a Variable Account in accordance with instructions timely received from the contract owners who have interests in such Fund Shares. Nationwide shall be responsible for assuring that the Variable Account calculates voting privileges in a manner consistent with other Participating Companies, which means voting in accordance with the requirements of this Agreement. Nationwide shall vote the Fund Shares for which no instructions have been received, as well as Fund Shares it owns, in the same proportion as Fund Shares for which said instructions have been received from the contract owners, provided

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that such proportional voting is not prohibited by a contract owner’s qualified retirement plan document, if applicable. Nationwide and its agents will in no way recommend an action in connection with or oppose or interfere with the solicitation of proxies in the Fund shares.

The Company utilizes a third party vendor to provide proxy voting services and such third party vendor is subject to confidentiality and non-disclosure requirements.

6. DOCUMENTS AND OTHER MATERIALS AND INFORMATION

NATIONWIDE

Nationwide agrees to provide the Company, upon written request, any reports indicating the number of contract or policy owners having interests in the Variable Products corresponding to a Variable Account’s acquisition of Fund shares and such other information (including books and records) that the Company may reasonably request or as may be necessary or advisable to enable it to comply with any law, regulation or order.

Upon request, Nationwide shall provide Company with at least one complete copy of all registration statements, periodic reports, proxy statements, applications for exemptive orders, requests for no-action letters, and all amendments to any of the above, that are material to a Fund, except that, with respect to non-public no-action letters, Nationwide may provide Company or Lazard with portions, or redacted copies, of such no-action letters to preserve the confidentiality of certain information contained therein. Nationwide shall provide to Company or Lazard notification and/or copies of any complaints received from contract owners pertaining to a Fund.

THE COMPANY

Within five (5) Business Days after the end of each calendar month, the Company shall provide Nationwide, or its designee, electronic access to shareholder account information, which shall include all transactions made during that particular month and the outstanding share balance. In the event electronic access cannot be provided, the Company shall provide Nationwide or its designees with a hard copy monthly statement of account confirming all transactions made during that month along with the outstanding share balance within 5 Business Days after the end of such month.

The Company shall promptly provide Nationwide with copies of the Funds’ prospectus, SAI and any supplements thereto, and semi-annual and annual reports in such amounts as Nationwide shall reasonably request.

7. EXPENSES

All expenses incident to the performance by Nationwide under this Agreement shall be paid by Nationwide. Likewise, all expenses incident to the performance by the Company under this Agreement shall be paid by the Company and/or the Funds.

Nationwide is responsible for the expenses of the cost of registration of the Variable Products, unless otherwise exempt and the costs of having the Variable Products approved by state insurance authorities in the applicable jurisdictions.

The Company and/or the Funds are responsible for the expenses of the cost of registration of the Funds’ shares, or preparation of the Funds’ prospectus, SAI, proxy materials, reports and the

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preparation of other related statements and notices required by law (“Fund Materials”) for distribution in reasonable quantities to contract owners except as otherwise mutually agreed upon by the parties to the Agreement.

Nationwide is responsible for distributing Fund prospectuses and semi-annual and annual reports to its existing contract owners. For Nationwide’s annual mailing to contract owners of Variable Product prospectuses and Fund prospectuses and its mailing of semi-annual and annual reports, the Company will provide current Fund prospectuses and semi-annual and annual reports for mailing to contract owners, or if a combined printing is done by Nationwide, Nationwide and the Company will mutually determine which of (a), (b), or (c) below will result in the lowest cost to the Company or which of (a), (b), or (c) below is otherwise in the best interest of Nationwide and the Company:

(a)	The cost to print individual fund prospectuses and semi-annual and annual reports; or
(b)	The Company’s portion of the total printing costs if Nationwide does not use individual prospectuses and semi-annual and annual reports, but reprints such documents in another format; or
(c)

The Company’s portion of the total reproduction costs if Nationwide does not use individual printed prospectuses and semi-annual and annual reports, but reproduces such documents in another allowable and appropriate medium (i.e. CD Rom or computer diskette) which is mutually agreed upon by both Nationwide and the Company and subject to reasonable costs.

8. FUND SUBSTITUTION

If a party desires to remove a Fund from a Variable Product, whomever initiates the removal will pay reasonable expenses incurred by the other party as a result of removing such Fund as an available investment option. The parties agree to: (i) cooperatively work with the other to minimize the costs associated with the removal of a Fund; and (ii) provide reasonable advance notice of their election to remove a Fund from a Variable Product. The Company acknowledges that Nationwide may need to seek the approval of the SEC under Section 26 (c) of the 1940 Act for any fund substitution.

9. MIXED AND SHARED FUNDING

The Company represents that it has obtained a mixed and shared funding order issued by the SEC under Section 6(c) of the 1940 Act. As set forth in the Notice of the Company’s application for the mixed and shared funding order, Nationwide agrees to report any potential or existing conflicts promptly to the Board, and in particular whenever voting instructions of contract owners are disregarded, and recognizes that it will be responsible for assisting the Board in carrying out its responsibilities under such application. Nationwide agrees to carry out such responsibilities with a view only to the interests of existing contract owners.

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If a majority of the Board, or a majority of the Board members who are not “interested persons,” as such term is defined under the 1940 Act, of the Funds (the “Disinterested Board Members”), determines that a material irreconcilable conflict exists with regard to contract owner investments in the Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that Nationwide is a Participating Company for whom the conflict is relevant, Nationwide shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

(a)

Withdrawing the assets allocable to the Variable Account from the Fund and reinvesting such assets in a different investment medium, which may include another Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate contract owner group that votes in favor of such segregation; and/or

(b)	Establishing a new separate account.

If a material irreconcilable conflict arises as a result of a decision by Nationwide to disregard contract owner voting instructions and said decision represents a minority position or would preclude a majority vote by all contract owners having an interest in the Fund, Nationwide may be required, at the Board’s election, to withdraw the Variable Account’s investment in the Fund.

For the purpose of this Section, a majority of the Disinterested Board Members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund, the Company, Lazard or any investment adviser of the Company, be required to bear the expense of establishing a new funding medium for any Variable Product. Nationwide shall not be required by this Section to establish a new funding medium for any Variable Product if an offer to do so has been declined by vote of a majority of the contract owners materially adversely affected by the irreconcilable material conflict.

10. MARKETING

Except to the extent required by applicable law, no party shall use any other party’s names, logos, trademarks or service marks, whether registered or unregistered, without the prior written consent of such party. Nationwide will not create or disseminate any marketing or sales literature with respect to the Funds and will only distribute marketing and sales material that makes no mention of the Funds along with the Funds’ prospectus. Notwithstanding the foregoing, Nationwide may identify the Funds in a listing of funds available as underlying investment options.

Nationwide shall not give any information or make any representations or statements on behalf of a Fund or Lazard or concerning the Company or any Fund other than the information or representations contained in a Fund prospectus, periodic report, or proxy statement provided by Company or Lazard. Company shall not, in connection with the sale of Fund Shares, give any information or make any representations on behalf of Nationwide or concerning Nationwide, a Variable Account, or any contracts other than the information or representations contained in a contract prospectus, in published reports for each Variable Account that are in the public domain or provided by Nationwide for distribution to contract owners.

For purposes of this Agreement, the phrase “sales literature or other promotional material” or words of similar import include, without limitation, advertisements (such as material published,

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or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under the rules of FINRA, the 1940 Act or the 1933 Act.

11. PRIVACY AND CONFIDENTIALITY

Confidentiality Obligation. Each party shall hold the Confidential Information, as defined below, of the other party in strict confidence. Each of the parties warrants to the other that it shall not disclose to any person any Confidential Information which it may acquire in the performance of this Agreement; nor shall it use such Confidential Information for any purposes other than to fulfill its contractual obligations under this Agreement and it will maintain the other party’s Customer and Confidential Information with reasonable care, which shall not be less than the degree of care it would use for its own such information.

“Customer Information” means non-public personally identifiable information as defined in the Gramm-Leach-Bliley Act and the rules and regulations promulgated thereunder, and each party agrees not to use, disclose or distribute to others any such information except as necessary to perform a party’s obligations under this Agreement or to service contract owners, and each party agrees to comply with all applicable provisions of the Gramm-Leach-Bliley Act. In the event Confidential Information includes Customer Information, the Customer Information clause controls.

“Confidential Information” means any data or information regarding proprietary information concerning each of the parties, information identified as Confidential, or information that a reasonable business person would understand to be confidential. This includes, but is not limited to, the Customer Information of each party. Confidential Information does not include information that: (a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the Receiving Party or by no violation of this Agreement; (b) was lawfully received by the Receiving Party from a third party free of any obligation of confidence of such third party; (c) was already in the possession of the Receiving Party prior to receipt thereof directly or indirectly from the Disclosing Party; (d) is subsequently and independently developed by employees, consultants or agents of the Receiving Party without reference to or use of the Confidential Information disclosed under this Agreement; (e) is required to be disclosed pursuant to applicable laws, regulatory or legal process, subpoena or court order; provided that the Receiving party shall notify the Disclosing party of such receipt and tender it to the defense of such demand; after such notice is provided, receiving party shall be entitled to comply with such subpoena, court order or other regulatory or legal process to the extent required by law; or (f) relates to any fees payable to Nationwide for performing certain administrative services.

Unauthorized Disclosure. Receiving Party shall promptly notify the Disclosing Party, and provide the details, of any unauthorized possession or use of the Disclosing Party’s Confidential Information.

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Data Disposition. Upon Disclosing Party’s written request, Receiving Party shall promptly return all documents and other media containing Confidential Information, provided that each party shall be entitled to retain copies of such Confidential Information as required under applicable law. Any information that cannot feasibly be returned shall be purged, deleted or destroyed. The Receiving Party shall have an obligation to safeguard all other information.

12. SECURITY

Each party will maintain and enforce safety and physical security procedures with respect to its access and maintenance of Confidential Information (in electronic and paper format) that are in accordance with reasonable policies in these regards, and provide reasonably appropriate safeguards against accidental or unlawful destruction, loss, alteration or unauthorized disclosure or access of Confidential Information under this Agreement.

13. ANTI-MONEY LAUNDERING

Nationwide has adopted and implemented compliance policies and procedures to comply with all applicable and effective anti-money laundering laws, regulations, requirements and guidance as well as all applicable laws and regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (collectively, “AML Requirements”).

Nationwide will ensure the ability of federal examiners to obtain information and records relating to AML Requirements and the ability of Lazard and Company or their agents, at Lazard, the Company or their agent’s expense, to inspect the records and facilities of Nationwide regarding compliance with AML Requirements. Nationwide will provide the Company with such information, representations and certifications regarding compliance with AML Requirements as the Company may reasonably request. Nationwide will notify the Company if any of Nationwide’s representations with respect to compliance with AML Requirements ceases to be true.

Nationwide shall be responsible for ensuring compliance with all AML Requirements pertaining to offering the Funds as investment options in the Variable Products. However, Lazard and Company will comply with all applicable law, including, to the extent applicable to Lazard or Company in performance of their respective responsibilities as outlined in this Agreement, AML Requirements.

Nationwide understands that each Fund’s activities may be performed on its behalf by Lazard (as distributor) or the Fund’s investment adviser, transfer agent or other authorized service providers. Lazard understands that Nationwide may perform certain services on behalf of each Variable Account.

14. DISCLOSURE

Each party may disclose that it has entered into this arrangement.

15. INDEMNIFICATION

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Nationwide agrees to indemnify and hold harmless the Company, Lazard, and the Funds, and each of their officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls Lazard, the Company and/or the Funds within the meaning of the 1940 Act (collectively, the “Indemnified Parties” for purposes of this Section) against any losses, claims, expenses, damages, liabilities (including amounts paid in settlement thereof) and/or litigation expenses (including reasonable legal and other expenses) (collectively the “Losses”), to which the Indemnified Parties may become subject to when such Losses result from a breach by Nationwide of a material provision of this Agreement or any material breach of any representation, warranty or covenant made by Nationwide under this Agreement. Nationwide shall not be liable for indemnification hereunder if such Losses are attributable to the bad faith, gross negligence, willful misfeasance or reckless disregard of the Company, Lazard or a Fund in performing its obligations under this Agreement. Nationwide further agrees to indemnify and hold harmless the Indemnified Parties for Losses that arise out of or are based upon any untrue or alleged untrue statement or misrepresentation of any material fact contained in the registration statement, prospectus, supplement, sales literature or other promotional materials relating to the Variable Products. Notwithstanding the foregoing, this agreement to indemnify the Indemnified Parties shall not apply if such statement is based solely on information furnished to Nationwide by or on behalf of the Company or the Funds.

Lazard agrees to indemnify and hold harmless Nationwide and its officers, directors, employees, agents, affiliated persons, subsidiaries and each person, if any, who controls Nationwide within the meaning of the 1940 Act (collectively, the “Indemnified Parties” for purposes of Section) against any Losses, to which the Indemnified Parties may become subject to when such Losses result from a breach by the Company, Lazard and/or the Funds of a material provision of this Agreement or any material breach of any representation, warranty or covenant made by Lazard, the Company and/or the Funds under this Agreement. Lazard shall not be liable for indemnification hereunder if such Losses are attributable to the bad faith, gross negligence willful misfeasance or reckless disregard of Nationwide in performing its obligations under this Agreement. Lazard further agrees to indemnify and hold harmless the Indemnified Parties for Losses that arise out of or are based upon any untrue or alleged untrue statement or misrepresentation of any material fact contained in the registration statement, prospectus, supplement, sales literature or other promotional materials for a Fund. Notwithstanding the foregoing, this agreement to indemnify the Indemnified Parties shall not apply if such statement is based solely on information furnished to the Company, Lazard, or the Funds by or on behalf of Nationwide.

Promptly after receipt by an Indemnified Party hereunder of notice of the commencement of action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party, in writing, of the commencement thereof; but the failure to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this Section, except to the extent that such indemnifying party incurs additional damages directly resulting from the failure to give such notice. In the event that such an action is brought against any Indemnified Party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the Indemnified Parties in such action, settle or compromise the

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liability of the Indemnified Parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each Indemnified Party receives from such claimant an unconditional release from all liability in respect of such claim.

16. APPLICABLE LAW

This Agreement shall be construed in accordance with the laws of the State of Ohio.

This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts and the rules and regulations thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

17. TERMINATION

This Agreement shall terminate with regard to the availability of shares of a Fund (if specified) or all of the Funds as underlying investment options:

(a)	at the option of Nationwide or the Company upon at least 60 days advance written notice to the other;

(b)

at any time upon the Company’s election, if the Company determines that liquidation of the Funds is in the best interest of the Funds or their beneficial owners. Subject to the requirements of applicable law, reasonable advance notice of election to liquidate shall be provided to Nationwide in order to permit the substitution of Fund shares, if necessary, with shares of another investment company pursuant to the 1940 Act and other applicable securities regulations;

(c)

at any time upon Nationwide’s election, in accordance with the 1940 Act and applicable regulations, to substitute such Fund Shares with the shares of another investment company for the Variable Products for which the Fund Shares have been selected to serve as the underlying investment options. Nationwide shall give reasonable advance notice to the Company of its intention to terminate pursuant to this provision;

(d)

at the option of Nationwide upon the institution of relevant formal proceedings against the Company, Lazard or the Funds, by FINRA, the IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Nationwide’s reasonable judgment, materially impair the others’ ability to meet and perform their obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(e)

at the option of the Company or Lazard, upon the institution of relevant formal proceedings against Nationwide or Contract Distributor or their respective affiliates by FINRA, the IRS, the Department of Labor, the SEC, state insurance departments or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in the Company or Lazard’s reasonable judgment, materially impair the others’ ability to meet and perform their obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

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(f)

at the option of either party for cause immediately upon written notice to the other party upon a material breach of this Agreement if the breaching party is capable of curing such breach and does not cure the material breach within 30 days after receiving written notice of the material breach from the non-breaching party.

Notwithstanding any of the foregoing provisions of this section (“Termination”), this Agreement and all related agreements shall remain in force and in effect for so long as allocations to any or all of the Variable Accounts remain invested in Fund shares.

18. NOTICE

Each notice or other communication required or permitted to be made or given by a party pursuant to this Agreement shall be given in writing and delivered by U.S. first class mail or overnight courier, in each case prepaid and addressed, to:

Nationwide Financial
One Nationwide Plaza, 2-02-18
Columbus, Ohio 43215
Attention: AVP – NF Investment Offerings

If to Company:
Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112
Attention: Nathan A. Paul, Esq.

If to Lazard:
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112
Attention: Nathan A. Paul, Esq.

With a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention: Stuart H. Coleman, Esq.

Any party may change its address by notifying the other party(ies) in writing. Notices will be deemed given upon dispatch.

19. ENTIRE AGREEMENT

This Agreement, together with all contemporaneous exhibits, sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supercedes any and all prior discussions, representations, and understandings, whether written or oral, between the parties related to the subject of this Agreement.

20. ASSIGNMENT

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This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither this Agreement nor any rights, privileges, duties or obligations of the parties may be assigned by any party without the written consent of the other parties except that upon notice to the other party either party may assign this Agreement to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets.

21. WAIVER OF AGREEMENT

No term or provision of this Agreement may be waived or modified unless done so in writing and signed by the party against whom such waiver or modification is sought to be enforced. Either party’s failure to insist at any time on strict compliance with this Agreement or with any of the terms under this Agreement or any continued course of such conduct on its part will in no event constitute or be considered a waiver by such party of any of its rights or privileges.

22. ENFORCEABILITY

If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

23. REMEDIES NOT EXCLUSIVE

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

24. SURVIVABILITY

Sections “Representations,” “Privacy/Confidentiality,” “Indemnification,” and “Trademarks” hereof shall survive termination of this Agreement. In addition, all provisions of this Agreement shall survive termination of this Agreement in the event that any Variable Accounts are invested in a Fund at the time the termination becomes effective and shall survive for so long as such Variable Accounts remain so invested.

25. NON-EXCLUSIVITY

Each of the parties acknowledges and agrees that this Agreement and the arrangements described in this Agreement are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

26. PARTNERSHIPS/JOINT VENTURES

Nothing in this Agreement shall be deemed to create a partnership or joint venture by and among the parties hereto.

27. FORCE MAJEURE

No party to this Agreement will be responsible for delays resulting from acts beyond the reasonable control of such party, provided that the nonperforming party uses commercially

14

reasonable efforts to avoid or remove such causes of nonperformance and continues performance hereunder as soon as practicable as soon as such causes are avoided, rectified or removed.

28. AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended or modified except by a written amendment, which includes any amendments to the Exhibits, executed by all parties to the Agreement.

29. NO THIRD PARTY BENEFICIARIES

Except as expressly set forth herein, no provisions of this Agreement is intended or shall be construed to provide or create any rights or benefits in any third party.

30. EXECUTION

Each party hereby represents and warrants to the other that the persons executing this Agreement on its behalf are duly authorized and empowered to execute and deliver the Agreement and that the Agreement constitutes a legal, valid and binding obligation, and is enforceable in accordance with its terms. Except as particularly set forth herein, neither party assumes any responsibility hereunder and will not be liable to the other for any damages, loss of data, delay or any other loss whatsoever caused by events beyond its control.

This Agreement may be executed by facsimile signature and it may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

NATIONWIDE FINANCIAL SERVICES, INC.

By:	Karen R. Colvin
Title:	Associate Vice President, NF Investment Offerings

LAZARD RETIREMENT SERIES, INC.

By:
Title:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By:
Title:

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EXHIBIT A

Subsidiary Life Insurance Companies

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Company of America
Nationwide Investment Services Corporation

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EXHIBIT B

FUNDS

All current and future funds available for sale through the Variable Products, including but not limited to any funds listed below.

FUND	CUSIP

Lazard Retirement U.S. Strategic Equity Portfolio Service Shares	521071308
Lazard Retirement International Equity Portfolio Service Shares	521071506
Lazard Retirement Emerging Markets Equity Portfolio Service Shares	521071209
Lazard Retirement Emerging Markets Equity Portfolio Investor Shares	521071829

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EXHIBIT C

FUND/SERV PROCESSING PROCEDURES
AND
MANUAL PROCESSING PROCEDURES

The purchase, redemption and settlement of shares of a Fund (“Shares”) will normally follow the Fund/SERV-Defined Contribution Clearance and Settlement Service (“DCCS”) Processing Procedures below and the rules and procedures of the SCC Division of the National Securities Clearing Corporation (“NSCC”) shall govern the purchase, redemption and settlement of Shares of the Funds through NSCC by Nationwide. In the event of equipment failure or technical malfunctions or the parties’ inability to otherwise perform transactions pursuant to the FUND/SERV Processing Procedures, or the parties’ mutual consent to use manual processing, the Manual Processing Procedures below will apply.

It is understood and agreed that, in the context of Section 22 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 22c-1 thereunder, receipt by Nationwide of any Instructions from the contract owner prior to the Close of Trade on any Business Day shall be deemed to be receipt by the Funds of such Instructions solely for pricing purposes and shall cause purchases and sales to be deemed to occur at the Share Price for such Business Day, except as provided in 4(c) of the Manual Processing Procedures. Each Instruction shall be deemed to be accompanied by a representation by Nationwide that it has received proper authorization from each contract owner whose purchase, redemption, account transfer or exchange transaction is effected as a result of such Instruction.

Fund/SERV-DCCS Processing Procedures

1.

On each business day that the New York Stock Exchange (the “Exchange”) is open for business on which the Funds determine their net asset values (“Business Day”), the Company shall accept, and effect changes in its records upon receipt of purchase, redemption, exchanges, account transfers and registration instructions from Nationwide electronically through Fund/SERV (“Instructions”) without supporting documentation from the contract owner. On each Business Day, the Company shall accept for processing any Instructions from Nationwide and shall process such Instructions in a timely manner.

2.

Company shall perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC. Company shall conduct each of the foregoing activities in a competent manner and in compliance with (a) all applicable laws, rules and regulations, including NSCC Fund/SERV-DCCS rules and procedures relating to Fund/SERV; (b) the then-current Prospectus of a Fund; and (c) any provision relating to Fund/SERV in any other agreement of the Company that would affect its duties and obligations pursuant to this Agreement.

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3.	Confirmed trades and any other information provided by the Company to Nationwide through Fund/SERV and pursuant to this Agreement shall be accurate, complete, and in the format prescribed by the NSCC.

4.

Trade information provided by Nationwide to the Company through Fund/SERV and pursuant to this Agreement shall be accurate, complete and, in the format prescribed by the NSCC. All Instructions by Nationwide regarding each Fund/SERV Account shall be true and correct and will have been duly authorized by the registered holder.

5.

For each Fund/SERV transaction, Nationwide shall provide the Funds and the Company with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which Nationwide hereby certifies is and shall remain true and correct. Nationwide shall maintain documents required by the Funds to effect Fund/SERV transactions. Nationwide certifies that all Instructions delivered to Company on any Business Day shall have been received by Nationwide from the contract owner by the close of trading (generally 4:00 p.m. Eastern Time (“ET”)) on the Exchange (the “Close of Trading”) on such Business Day and that any Instructions received by it after the Close of Trading on any given Business Day will be transmitted to Company on the next Business Day.

Manual Processing Procedures

1.

On each Business Day, Nationwide may receive Instructions from the contract owner for the purchase or redemption of shares of the Funds based solely upon receipt of such Instructions prior to the Close of Trading on that Business Day. Instructions in good order received by Nationwide prior to the close of trading on any given Business Day (generally, 4:00 p.m. ET (the “Trade Date”) and transmitted to the Company by no later than 9:30 a.m. ET the Business Day following the Trade Date (“Trade Date plus One” or “T+1”), will be executed at the NAV (“Share Price”) of each applicable Fund, determined as of the Close of Trading on the Trade Date.

2.

By no later than 6:30 p.m. ET on each Trade Date (“Price Communication Time”), the Company will use its best efforts to communicate to Nationwide via electronic transmission acceptable to both parties, the Share Price of each applicable Fund, as well as dividend and capital gain information and, in the case of funds that credit a daily dividend, the daily accrual or interest rate factor, determined at the Close of Trading on that Trade Date.

3.

As noted in Paragraph 1 above, by 9:30 a.m. ET on T+1 (“Instruction Cutoff Time”) and after Nationwide has processed all approved transactions, Nationwide will transmit to the Company via facsimile, telefax or electronic transmission or system-to-system, or by a method acceptable to Nationwide and the Company, a report (the “Instruction Report”) detailing the Instructions that were received by Nationwide prior to the Funds’ daily determination of Share Price for each Fund (i.e., the Close of Trading) on Trade Date.

(a)

It is understood by the parties that all Instructions from the contract owner shall be received and processed by Nationwide in accordance with its standard transaction processing procedures. Nationwide or its designees shall maintain

19

records sufficient to identify the date and time of receipt of all contract owner transactions involving the Funds and shall make or cause to be made such records available upon reasonable request for examination by the Funds or its designated representative or, by appropriate governmental authorities. Under no circumstances shall Nationwide change, alter or modify any Instructions received by it in good order.

	(b)	Following the completion of the transmission of any Instructions by Nationwide to the Company by the Instruction Cutoff Time, Nationwide will verify that the Instruction was received by the Company.

(c)

In the event that an Instruction transmitted by Nationwide on any Business Day is not received by the Company by the Instruction Cutoff Time, due to mechanical difficulties or for any other reason beyond Nationwide’s reasonable control, such Instruction shall nonetheless be treated by the Company as if it had been received by the Instruction Cutoff Time, provided that Nationwide retransmits such Instruction by facsimile transmission to the Company and such Instruction is received by the Company’s financial control representative no later than 9:30 a.m. ET on T+1. In addition, Nationwide will verify that the Instruction was received by the Company.

	(d)	With respect to all Instructions, the Company’s financial control representative will manually adjust a Fund’s records for the Trade Date to reflect any Instructions sent by Nationwide.

(e)

By no later than 4:00 p.m. on T+1, and based on the information transmitted to the Company pursuant to Paragraph 3(c) above, Nationwide will use its best efforts to verify that all Instructions provided to the Company on T+1 were accurately received and that the trades for each Account were accurately completed and Nationwide will use its best efforts to notify Company of any discrepancies.

4.

As set forth below, upon the timely receipt from Nationwide of the Instructions, the Fund will execute the purchase or redemption transactions (as the case may be) at the Share Price for each Fund computed as of the Close of Trading on the Trade Date.

(a)

Except as otherwise provided herein, all purchase and redemption transactions will settle on T+1. Settlements will be through net Federal Wire transfers to an account designated by a Fund. In the case of Instructions which constitute a net purchase order, settlement shall occur by Nationwide initiating a wire transfer by 1:00 p.m. ET on T+1 to the custodian for the Fund for receipt by the Funds’ custodian by no later than the Close of Business at the New York Federal Reserve Bank on T+1, causing the remittance of the requisite funds to the Company to cover such net purchase order. In the case of Instructions which constitute a net redemption order, settlement shall occur by the Company causing the remittance of the requisite funds to cover such net redemption order by Federal Funds Wire by 1:00 p.m. ET on T+1, provided that the Fund reserves the right to (i) delay settlement of redemptions for up to seven (7) Business Days

20

after receiving a net redemption order in accordance with Section 22 of the 1940 Act and Rule 22c-1 thereunder, or (ii) suspend redemptions pursuant to the 1940 Act or as otherwise required by law. Settlements shall be in U.S. dollars.

(b)

Nationwide (and its Variable Accounts) shall be designated as record owner of each account (“Record Owner”) and Company shall provide Nationwide with all written confirmations required under federal and state securities laws.

(c)

On any Business Day when the Federal Reserve Wire Transfer System is closed, all communication and processing rules will be suspended for the settlement of Instructions. Instructions will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open. The original T+1 Settlement Date will not apply. Rather, for purposes of this Paragraph 4(c) only, the Settlement Date will be the date on which the Instruction settles.

(d)

Nationwide shall, upon receipt of any confirmation or statement concerning the accounts, verify the accuracy of the information contained therein against the information contained in Nationwide’s internal record-keeping system and shall promptly advise the Company in writing of any discrepancies between such information. The Company and Nationwide shall cooperate to resolve any such discrepancies as soon as reasonably practicable.

Adjustments

In the event of any error or delay with respect to both the Fund/SERV Processing Procedures and the Manual Processing Procedures outlined in Exhibit C herein: (i) which is caused by the Funds or the Company, the Company shall make any adjustments on the Funds’ accounting system necessary to correct such error or delay and the responsible party or parties shall reimburse Nationwide, as appropriate, for any losses or reasonable costs incurred directly as a result of the error or delay but specifically excluding any and all consequential punitive or other indirect damages or (ii) which is caused by Nationwide, the Company shall make any adjustment on the Funds’ accounting system necessary to correct such error or delay and the affected party or parties shall be reimbursed by Nationwide for any losses or reasonable costs incurred directly as a result of the error or delay, but specifically excluding any and all consequential punitive or other indirect damages. In the event of any such adjustments on the Funds’ accounting system, Nationwide shall make the corresponding adjustments on its internal record-keeping system. In the event that errors or delays with respect to the Procedures are contributed to by more than one party hereto, each party shall be responsible for that portion of the loss or reasonable cost which results from its error or delay. All parties agree to provide the other parties prompt notice of any errors or delays of the type referred to herein and to use reasonable efforts to take such action as may be appropriate to avoid or mitigate any such costs or losses.

21

FUND PARTICIPATION AGREEMENT

This Agreement is entered into as of the ___ day of August, 2010, by and among Pramerica of Bermuda Life Assurance Company, Ltd (“Insurance Company”), a life insurance company organized under the laws of Bermuda (“Contract Distributor”), LAZARD ASSET MANAGEMENT SECURITIES LLC (“Lazard”), and LAZARD RETIREMENT SERIES, INC. (“Fund”), with respect to the Fund’s Portfolios and shares classes named on Schedule 1, as it may be amended from time to time (each a “Portfolio”).

ARTICLE I.
DEFINITIONS

The following terms used in this Agreement shall have the meanings set forth below:

1.1	“1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	“1940 Act” shall mean the Investment Company Act of 1940, as amended.

1.3	“Board” shall mean Fund’s Board of Directors.

1.4	“Business Day” shall mean any day for which the Portfolios calculate net asset value per share as described in the Portfolio Prospectuses.

1.5	“Code” shall mean the Internal Revenue Code of 1986, as amended.

1.6	“Commission” shall mean the Securities and Exchange Commission.

1.7	“Contract” shall mean a variable annuity or variable life insurance contract that uses a Portfolio as an underlying investment medium and is named on Schedule 1.

1.8	“Contract Portfolios” shall mean investment companies, other than the Portfolios, used by a Contract as an underlying investment medium.

1.9

“Contract Prospectus” shall mean the currently effective prospectus and statement of additional information or other offering documents with respect to a Contract (such as a written description of a Contract not registered under the 1933 Act), including any supplements or amendments thereto.

1.10	“Contractholder” shall mean any person that is a party to a Contract with a Participating Company.

1.11	“Disinterested Board Members” shall mean those members of the Board that are not deemed to be “interested persons” of Fund, as defined in the 1940 Act.

1.12	“FINRA” shall mean the Financial Industry Regulatory Authority.

1.13	“General Account” shall mean the general account of Insurance Company.

1.14	“IRS” shall mean the Internal Revenue Service.

1.15	“Notice” shall mean the notice related to the Order.

1.16	“Order” shall mean Fund’s mixed and shared funding exemptive order of the Commission pursuant to Section 6(c) of the 1940 Act.

1.17	“Participants” shall mean individuals who participate under a group Contract.

1.18

“Participating Company” shall mean any insurance company, including Insurance Company, that offers variable annuity and/or variable life insurance contracts and that has entered into an agreement with Fund for the purpose of making Portfolio shares available to serve as the underlying investment medium for Contracts.

1.19	“Parties” shall mean Insurance Company, Contract Distributor, Lazard and Fund, collectively.

1.20	“Portfolio Prospectus” shall mean the currently effective prospectus and statement of additional information with respect to a Portfolio, including any supplements or amendments thereto.

1.21	“Separate Account” shall mean a separate account duly established by Insurance Company that invests in a Portfolio and is named on Schedule 1.

1.22	“Shares” shall mean shares of each of the Portfolios of the Fund.

ARTICLE II.
REPRESENTATIONS, WARRANTIES AND AGREEMENTS

2.1	Insurance Company represents, warrants and covenants that:

	(a)	it is and shall remain an insurance company duly organized and in good standing under applicable law;

	(b)	it has legally and validly established and shall maintain each Separate Account pursuant to applicable insurance laws and regulations;

(c)

it has registered and shall maintain the registration of each Separate Account as a unit investment trust under the 1940 Act to serve as a segregated investment account for the Contracts, or, alternatively, it has not so registered the Separate Accounts in proper reliance upon an exclusion from such registration (which exclusion shall be communicated to Fund);

(d)

each Separate Account is and at all times shall be eligible to invest in Shares of a Portfolio without such investment disqualifying Fund as an investment medium for insurance company separate accounts supporting variable annuity and/or variable life insurance contracts;

(e)

each Separate Account is and at all times shall be a “segregated asset account” and interests in each Separate Account that are offered to the public shall be issued exclusively through the purchase of a Contract that is and at all times shall be a “variable contract,” in each case within the meaning of such terms under Section 817 of the Code and the regulations thereunder; Insurance Company agrees to notify Fund and Lazard

2

immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future;

(f)

the Contracts are and at all times shall be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, and it shall notify Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future; and

(g)

all of its employees and agents who deal with money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, in an amount not less than that required to be maintained by Fund; Insurance Company agrees to hold for the benefit of Fund and to pay to Fund any amounts lost from larceny, embezzlement or other events covered by said bond to the extent such amounts properly belong to Fund pursuant to the terms of this Agreement.

2.2

Insurance Company and Contract Distributor represent, warrant and covenant that: (a) units of interest in each Separate Account available through the purchase of Contracts are registered under the 1933 Act, or are not so registered in proper reliance upon an exclusion from such registration; (b) the Contracts shall be issued and sold in compliance in all material respects with all applicable federal and state laws, including state insurance suitability requirements; and (c) Insurance Company and Contract Distributor will otherwise comply with all applicable federal and state laws, including state insurance laws and regulations, in the performance of this Agreement. Insurance Company agrees to inform Fund promptly of any investment restrictions imposed by state insurance law and applicable to Fund.

2.3

Neither Insurance Company nor Contract Distributor will enter into any arrangements, formal or informal, to permit or facilitate any Contractholder’s use of market timing or excessive trading strategies with respect to Portfolio Shares. Insurance Company and Contract Distributor have implemented reasonable procedures to monitor for such activities and will cooperate with Fund’s reasonable requests in taking steps to deter and to detect the use of market timing or excessive trading strategies by Contractholders, including providing identity information (solely for the purpose of deterring and detecting the use of market timing or excessive trading strategies by Contractholders) and other information Fund reasonably requests.

2.4

Contract Distributor represents and warrants that it is and at all times shall be: (a) registered with the Commission as a broker-dealer; (b) a member in good standing of FINRA; and (c) duly organized, validly existing and in good standing under applicable law, with full power, authority, and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement.

2.5	Fund represents and warrants that:

	(a)	it is and shall remain registered with the Commission as an open-end, management investment company under the 1940 Act;

	(b)	Portfolio Shares are registered under the 1933 Act;

(c)

it possesses and shall maintain all legal and regulatory licenses, approvals, consents and/or exemptions required for it to operate and offer its Shares as an underlying investment medium for the Contracts;

3

(d)

each Portfolio is or will be qualified as a regulated investment company under Subchapter M of the Code, it shall make every effort to maintain such qualification, and it shall notify Insurance Company promptly upon having a reasonable basis for believing that any Portfolio invested in by a Separate Account has ceased to so qualify or that it might not so qualify in the future; and

(e)

all of its directors, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, for the benefit of Fund in an amount not less than that required by Rule 17g-1 under the 1940 Act.

2.6	Fund makes no representation as to whether any aspect of is operations, including without limitation, investment policies, fees and expenses, complies with the insurance laws of any state.

2.7

Each Portfolio’s assets will be managed and invested in a manner that complies with the requirements of Section 817(h) of the Code and Treasury Regulation §1.817-5, relating to the diversification requirements for variable annuity, endowment or life insurance contracts. If a Portfolio fails to comply with Section 817(h) of the Code, Fund will take all reasonable steps to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5. If Fund does not adequately diversify the Portfolio during the grace period, it will take reasonable steps to notify Insurance Company that the Portfolio has failed to so comply. In the event the IRS asserts in writing in connection with any governmental audit or review of Insurance Company or, to Insurance Company’s knowledge, of any Contractholder, that any Portfolio has failed or allegedly failed to comply with the diversification requirements of Section 817(h) of the Code or the regulations thereunder or Insurance Company otherwise becomes aware of any facts that could give rise to any claim against Fund or its affiliates as a result of such a failure or alleged failure, Insurance Company shall promptly notify Fund and Lazard of such assertion or potential claim and shall permit Fund and Lazard and its affiliates and their legal and accounting advisers to participate in any conferences, discussions or proceedings with the IRS, any Contractholder or any other claimant regarding such claims.

2.8

Each Party agrees that it will comply with all applicable laws and regulations relating to consumer privacy (“Privacy Law”) and that it is prohibited from using or disclosing any nonpublic personal information (as defined in Regulation S-P, or any similar term or terms as defined in other applicable Privacy Law, “Customer Information”) received from another Party other than (a) as required by law, regulation or rule; (b) as permitted in writing by the disclosing party; (c) to its affiliates; or (d) as necessary to perform this Agreement or to service Contractholders, in each case in compliance with the reuse and redisclosure provisions of Privacy Law. Each Party shall use its best efforts to (i) cause its employees and agents to be informed of and to agree to be bound by Privacy Law and the provisions of this Agreement and (ii) maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, Customer Information.

2.9

Insurance Company and Contract Distributor have adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to Fund or applicable to Insurance Company or Contract Distributor, as the case may be, including those relating to Contractholder identification and verification; monitoring for Specially Designated Nationals and Blocked Persons named on

4

the U.S. Treasury Department’s Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and recordkeeping requirements (collectively, “AML Requirements”), and with any “money laundering” guidelines as may be provided by Lazard or Fund or agreed with Lazard and Fund.

(a)

Insurance Company and Contract Distributor will ensure the ability of federal examiners to obtain information and records relating to AML Requirements and the ability of Lazard and Fund or their agents to inspect the records and facilities of Insurance Company and Contract Distributor regarding compliance with AML Requirements.

	(b)	Insurance Company and Contract Distributor will provide Fund with such information, representations and certifications regarding compliance with AML Requirements as Fund may reasonably request.

	(c)	Insurance Company and Contract Distributor will notify Fund if any of Insurance Company’s or Contract Distributor’s representations with respect to compliance with AML Requirements ceases to be true.

2.10

Insurance Company and Contract Distributor understand that Fund’s activities may be performed on its behalf by Lazard (as distributor) or the Portfolios’ investment adviser, transfer agent or other authorized service providers.

2.11	Lazard understands that Insurance Company and Contract Distributor, as appropriate, may perform certain services on behalf of each Separate Account.

ARTICLE III.
FUND SHARES

3.1

Fund agrees to make the Shares of each Portfolio available for purchase by Insurance Company and each Separate Account at net asset value, subject to the terms and conditions of this Agreement and the Portfolio Prospectus. Fund may refuse to sell the Shares of any Portfolio to any person, or suspend or terminate the offering of the Shares of any Portfolio, as permitted by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio.

3.2

Fund agrees that it shall sell Shares of the Portfolios only to Participating Companies and their separate accounts, the general accounts of Participating Companies and their affiliates and to qualified pension and retirement plans. No Shares of any Portfolio will otherwise be sold to the general public.

3.3

Except as noted in this Article III, Fund and Insurance Company agree that orders and related payments to purchase and redeem Portfolio Shares shall be processed in the manner set out in Schedule 2 hereto.

(a)

Insurance Company and Contract Distributor represent that they have adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Late Trading Procedures”) designed to ensure that any and all orders relating to the purchase, sale or exchange of Portfolio Shares communicated by Contract

5

Distributor to Fund or its agent to be treated in accordance with Schedule 2 as having been received on a Business Day have been received by Contract Distributor by the Close of Trading (as defined in Schedule 2) on such Business Day and were not modified after the Close of Trading, and that all orders received from Contractholders but not rescinded by the Close of Trading were communicated to Fund or its agent as received for that Business Day.

(b)

Each transmission of Share orders by Contract Distributor shall constitute a representation by Contract Distributor that such orders are accurate and complete and relate to orders received by Contract Distributor by the Close of Trading on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Portfolio Shares received from Contractholders but not rescinded by the Close of Trading.

(c)

Insurance Company and Contract Distributor will provide Fund with (A) a copy of the Late Trading Procedures and (B) such certifications and representations regarding the Late Trading Procedures as Fund may reasonably request. Insurance Company and Contract Distributor will ensure the ability of appropriate regulatory authorities to obtain information and records relating to the Late Trading Procedures and the ability of Lazard and Fund or their agents to inspect the records and facilities of Insurance Company and Contract Distributor regarding compliance with the Late Trading Procedures. Insurance Company or Contract Distributor will promptly notify Fund in writing of any material change in the Late Trading Procedures.

3.4

Fund shall confirm each purchase or redemption order made by Insurance Company. Transfer of Portfolio Shares shall be by book entry only. No share certificates shall be issued to Insurance Company. Shares ordered from Fund shall be recorded in an appropriate title for Insurance Company, on behalf of each Separate Account or the General Account.

3.5

Fund shall promptly notify Insurance Company of the amount of dividend and capital gain, if any, per share of each Portfolio to which each Separate Account is entitled. Insurance Company hereby elects to reinvest all dividends and capital gains of any Portfolio in additional Shares of that Portfolio at the applicable net asset value per share, until Insurance Company otherwise notifies Fund in writing.

ARTICLE IV.
STATEMENTS AND REPORTS

4.1

Fund shall provide Insurance Company with monthly statements of account for each Separate Account’s Portfolio accounts as of the end of each month by the fifteenth (15th) Business Day of the following month.

4.2	(a)

At least annually, Fund or its designee shall provide Insurance Company with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to existing Contractholders and Participants with respect to Separate Accounts invested in the relevant Portfolios.

(b)

If requested by Insurance Company, Fund or its designee shall provide Portfolio Prospectuses in “camera ready” copy or, at the request of Insurance Company, in the electronic format sent to the financial printer and other assistance as is reasonably

6

necessary in order for the Parties once a year (or more frequently if the Portfolio Prospectuses are supplemented or updated) to have the Contract Prospectuses and the Portfolio Prospectuses printed together in one document. The expenses of such printing will be borne by Fund to the extent a Separate Account is currently invested in a Portfolio.

(c)

At the Insurance Company’s request, Fund or its designee shall provide Insurance Company, at Insurance Company’s expense, with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to prospective purchasers of Contracts.

(d)

The form of the Portfolio Prospectuses provided to Insurance Company shall be the final form of Portfolio Prospectus as filed with the Commission, which form shall include only those Portfolios identified on Schedule 1.

4.3

Fund shall provide Insurance Company with at least one complete copy of all registration statements, periodic reports and proxy statements and all applications for exemptive orders and requests for no-action letters that relate to a Separate Account.

4.4

Fund shall provide Insurance Company with copies of each Portfolio’s periodic reports, proxy statements and other printed materials (which the Portfolio customarily provides to its shareholders) in quantities as Insurance Company may reasonably request for distribution by Insurance Company to each Contractholder and Participant with respect to Separate Accounts invested in that Portfolio.

4.5

At the Fund’s request, Insurance Company shall provide Fund with at least one complete copy of all registration statements, periodic reports, proxy statements, applications for exemptive orders, requests for no-action letters, and all amendments to any of the above, that are material to a Portfolio promptly after the filing of such document with the Commission or other regulatory authorities or, if such materials are not filed, contemporaneously with first use. Insurance Company shall provide to Fund and Lazard any complaints received from Contractholders pertaining to Fund or a Portfolio.

ARTICLE V.
CONTRACTHOLDER AND TRANSACTION INFORMATION

5.1

Insurance Company agrees to provide Fund, upon written request (which may include electronic writings and facsimile transmissions, a “Request”), the taxpayer identification number (the “TIN”), the Individual/International Taxpayer Identification Number (“ITIN”) or other government-issued identifier (“GII”), if known, of any or all Contractholder(s) who have purchased, redeemed, transferred or exchanged Portfolio Shares held through a Separate Account during the period covered by the Request and the amount, date, name or other identifier of any investment professional(s) associated with the Contractholders or Separate Account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares.

(a)

Requests must set forth a specific period, not to exceed 180 days from the date of the Request for which transaction information is sought. Fund may request transaction information older than 180 days from the date of the Request as it deems necessary to

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investigate compliance with policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Shares.

(b)

Insurance Company agrees to transmit the requested information that is on the Separate Account’s books and records to Fund or its designee promptly, but in any event not later than 10 Business Days after receipt of a Request. To the extent practicable, the format for any transaction information provided to Fund should be consistent with the National Securities Clearing Corporation (the “NSCC”) Standardized Data Report Format, or any other format acceptable to Fund.

	(c)	Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of Insurance Company.

5.2

Insurance Company agrees to execute a Request from Fund to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund as having engaged in transactions in Shares that violate policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Portfolio Shares.

(a)

Such Request must include the TIN, ITIN or GII if known, and the specific restriction(s) to be executed. If the TIN, ITIN or GII is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or other agreed upon information to which the instruction relates.

	(b)	Insurance Company agrees to execute the Request as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by Insurance Company.

(c)

Insurance Company agrees to provide written confirmation to Fund as soon as reasonably practicable that the Request has been executed, but not later than 10 Business Days after the Request has been executed.

5.3

Insurance Company will use best efforts to determine, promptly upon the Request of Fund, but not later than five Business Days after receipt of the Request by Insurance Company, whether any specific person or entity about whom Fund has received information pursuant to Section 5.1 of this Agreement is an “indirect intermediary” as defined in Rule 22c-2 under the 1940 Act (“Indirect Intermediary”) and, upon further Request from Fund, promptly (but not later than five Business Days after receipt of such Request) either:

(a)

provide (or arrange to have provided) the identification and transaction information set forth in Section 5.1 of this Agreement regarding a Contractholder who holds Shares through the Indirect Intermediary; or

	(b)	restrict or prohibit the Indirect Intermediary from purchasing Shares on behalf of itself or other persons

Insurance Company agrees to inform the Fund whether it plans to perform (a) or (b) above.

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ARTICLE VI.
EXPENSES

6.1	Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

6.2

Lazard may pay Contract Distributor for distribution and/or other services relating to Portfolio Shares pursuant to any distribution plan adopted by Fund in accordance with Rule 12b-1 under the 1940 Act, subject to the terms of an agreement between Contract Distributor and Lazard related to such plan.

ARTICLE VII.
EXEMPTIVE RELIEF

7.1

Insurance Company acknowledges that it has reviewed a copy of the Order and, in particular, has reviewed the conditions to the relief set forth in the Notice. As required by the conditions set forth in the Notice, Insurance Company shall report any potential or existing conflicts promptly to the Board. In addition, Insurance Company shall be responsible for assisting the Board in carrying out its responsibilities under the Order by providing the Board with all information necessary for the Board to consider any issues raised including, without limitation, information whenever Contract voting instructions are disregarded. Insurance Company, at least annually (but more frequently if requested by Fund), shall submit to the Board such reports, materials, or data as the Board may reasonably request so that the Board may carry out fully the obligations imposed upon it by the Order. Insurance Company agrees to carry out such responsibilities with a view only to the interests of existing Contractholders.

7.2

If a majority of the Board, or a majority of Disinterested Board Members, determines that a material irreconcilable conflict exists with regard to Contractholder investments in Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that Insurance Company is a Participating Company for whom the conflict is relevant, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

	(a)	withdrawing the assets allocable to some or all Separate Accounts from Fund or any Portfolio and reinvesting such assets in a different investment medium (which may include another Portfolio);

(b)

submitting the question of whether such segregation should be implemented to a vote of all affected Contractholders and, as appropriate, segregating the assets of any appropriate group (i.e. variable annuity or variable life insurance Contractholders) that votes in favor of such segregation; and/or

	(c)	establishing a new registered management investment company or managed separate account.

7.3	If a material irreconcilable conflict arises as a result of a decision by Insurance Company to disregard Contractholder voting instructions and that decision represents a minority position or

9

would preclude a majority vote, Insurance Company may be required, at the Board’s election, to withdraw the investments of its Separate Accounts in Fund.

7.4

For the purpose of this Article, a majority of the Disinterested Board Members shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event shall Fund or Lazard or any other investment adviser of Fund be required to bear the expense of establishing a new funding medium for any Contract. Insurance Company shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contractholders materially and adversely affected by the material irreconcilable conflict.

7.5

No action by Insurance Company taken or omitted, and no action by a Separate Account or Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this Article VII shall relieve Insurance Company of its obligations under, or otherwise affect the operations of, this Article VII.

ARTICLE VIII.
VOTING OF FUND SHARES

8.1

Insurance Company shall provide pass-through voting privileges to all Contractholders and Participants so long as and to the extent the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges or to the extent otherwise required by law. Accordingly, Insurance Company, where applicable, shall vote Shares of a Portfolio held in each Separate Account in a manner consistent with voting instructions timely received from its Contractholders and Participants. Insurance Company shall be responsible for assuring that the Separate Account determines voting privileges in a manner consistent with other Participating Companies. Insurance Company shall vote Shares for which it has not received timely voting instructions, as well as Shares it owns, in the same proportion as it votes those Shares for which it has received voting instructions.

8.2

The parties should agree that, in the event of a proxy solicitation by the Fund, the mailing of the proxy materials and the related tabulation of the results will be coordinated by the Fund, and, in order to assist the Fund in this process, the Insurance Company will provide to the Fund adequate electronic files so that Fund may make proper solicitations of Contract owners. The electronic files will be in a mutually acceptable format and will contain Contract owner information, mailing information, and the number of shares of each applicable Fund in which each Contract owner has an interest on the record date. Within three (3) days after the record date, the Insurance Company shall provide these electronic files to the Fund, provided that Insurance Company shall provide such preliminary information on an earlier date so as to enable to the Fund to prepare materials for distribution. The Fund will provide reasonable notice to the Company of the record date. Except as provided above, the Fund shall bear the costs of soliciting Fund proxies from Contract owners, including the costs of mailing proxy materials and tabulating proxy voting instructions. The Fund shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the Fund.

8.3

If and to the extent Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then Fund, and/or the Participating Companies, as appropriate,

10

shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

8.4

Insurance Company agrees that it shall not, without the prior written consent of Fund and Lazard, solicit, introduce or encourage Contractholders or Participants to change or supplement Fund’s investment adviser.

ARTICLE IX.
MARKETING

9.1

Fund or its designee shall periodically furnish Insurance Company with sales literature or other promotional materials for each Portfolio, in quantities as Insurance Company may reasonably request, for distribution to prospective purchasers of Contracts. Expenses for the printing and distribution of such documents shall be borne by Insurance Company.

9.2	Insurance Company shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts.

9.3

Insurance Company shall furnish, or shall cause to be furnished, to Fund each initial piece of sales literature or other promotional material in which Fund, Lazard or Fund’s investment adviser or administrator is named, at least five (5) Business Days prior to its use. Such materials shall be deemed to be approved by Fund or Lazard if no response is received by Insurance Company within five (5) Business Days of receipt of such materials for review. Non-material updates to previously approved materials do not require the prior written approval of Fund or Lazard.

9.4

Fund shall furnish, or shall cause to be furnished, to Insurance Company each piece of Fund’s sales literature or other promotional material in which Insurance Company or a Separate Account is named, at least five (5) Business Days prior to its use. No such material shall be used unless Insurance Company approves such material in writing.

9.5

Insurance Company shall not give any information or make any representations or statements on behalf of Fund or Lazard or concerning Fund or any Portfolio other than the information or representations contained in a Portfolio Prospectus, periodic reports, proxy statements or in sales literature or other promotional material approved by Fund.

9.6

Fund shall not, in connection with the sale of Portfolio Shares, give any information or make any representations on behalf of Insurance Company or concerning Insurance Company, a Separate Account, or the Contracts other than the information or representations contained in a Contract Prospectus, in published reports for each Separate Account that are in the public domain or approved by Insurance Company for distribution to Contractholders or Participants, or in sales literature or other promotional material approved by Insurance Company.

9.7

For purposes of this Agreement, the phrase “sales literature or other promotional material” or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made

11

generally available to some or all agents or employees, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under the rules of FINRA, the 1940 Act or the 1933 Act.

ARTICLE X.
INDEMNIFICATION

10.1

Insurance Company and Contract Distributor each agree to indemnify and hold harmless Fund, Lazard, any investment adviser of a Portfolio, and their affiliates, and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls any of the foregoing entities or persons within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.1), against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with or any amounts paid in settlement of, any action, suit or proceeding or any claim asserted and any income taxes, penalties or toll charges) (collectively, “Losses”) for which the Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Contract Prospectus, Contract or sales literature or other promotional material relating to a Separate Account or the Contracts (collectively, “Account documents”) or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that neither Insurance Company nor Contract Distributor shall be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Account document which materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished by or on behalf of Fund specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Portfolio Prospectus or sales literature or other promotional material relating to Fund or a Portfolio (collectively, “Portfolio documents”) or arise out of or are based upon the omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with information furnished to Fund or Lazard by or on behalf of Insurance Company or Contract Distributor specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Portfolio document not made in reliance upon and in conformity with information furnished to Fund or Lazard by or on behalf of Insurance Company or Contract Distributor specifically for use therein and on which Insurance Company or Contract Distributor have reasonably relied) or wrongful conduct of Insurance Company or Contract Distributor or their respective agents and persons under their respective control with respect to the sale and distribution of Contracts or Portfolio Shares;

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(d)

arise out of any material breach of any representation, warranty and/or covenant made by Insurance Company or Contract Distributor in this Agreement, or arise out of or result from any other material breach of this Agreement by Insurance Company or Contract Distributor;

	(e)	arise out of Insurance Company’s incorrect calculation and/or incorrect or untimely reporting of net purchase or redemption orders; or

	(f)	arise out of or are related to any tax liability under Section 851 of the Code arising from purchases or redemptions by the General Account or the accounts of Insurance Company’s affiliates.

10.2

Lazard agrees to indemnify and hold harmless Insurance Company and Contract Distributor and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls Insurance Company or Contract Distributor within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.2), against Losses for which Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Portfolio documents or arise out of or are based upon the omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Lazard shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Portfolio document which materially untrue statement or material omission was made in reliance upon and in conformity with information furnished by or on behalf of Insurance Company or Contract Distributor specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Account documents or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished to Insurance Company or Contract Distributor by or on behalf of Fund specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Account document on which Fund or Lazard have reasonably relied) or wrongful conduct of Fund or Lazard or their respective agents and persons under their respective control with respect to the sale and distribution of Portfolio Shares;

(d)

arise out of any material breach of any representation and/or warranty made by Fund or Lazard in this Agreement, or arise out of or result from any other material breach of this Agreement by Fund or Lazard; or

	(e)	arise out of Fund’s failure to correct in a timely manner any incorrect calculation and/or reporting of the daily net asset value, dividend rate or capital gain distribution rate of a

13

Portfolio; provided, however, that Fund shall have no obligation to indemnify and hold harmless the Indemnified Parties if the incorrect calculation or reporting was the result of incorrect information furnished by or on behalf of Insurance Company or Contract Distributor or otherwise as a result of or relating to Insurance Company’s or Contract Distributor’s negligence or breach of this Agreement.

10.3	In no event shall Fund or Lazard be liable for any consequential, incidental, special or indirect damages resulting to Insurance Company or Contract Distributor hereunder.

In no event shall the Insurance Company or its affiliates be liable for any consequential, incidental, special or indirect damages resulting to the Fund or Lazard hereunder.

10.4

Notwithstanding anything herein to the contrary, in no event shall Fund or Lazard be liable to any individual or entity including, without limitation, Insurance Company, Contract Distributor or any Contractholder or Participant, with respect to any Losses that arise out of or result from a breach of any representation, warranty, and/or covenant made by Insurance Company or Contract Distributor hereunder or by any Participating Company under an agreement containing substantially similar representations, warranties and covenants.

10.5	(a)

Promptly after receipt by a Party that may be entitled to indemnification under this Article (“Indemnified Party” for purposes of this Section) of notice of the commencement of any action which may result in Losses, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article (“Indemnifying Party” for purposes of this Section), notify Indemnifying Party of the commencement thereof. The failure to so notify shall not relieve Indemnifying Party from any liability under this Article X, except to the extent that Indemnifying Party is damaged as a result of the failure to give such notice. If Indemnified Party notifies Indemnifying Party of the commencement of any such action, Indemnifying Party shall be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to Indemnified Party, and to the extent that Indemnifying Party has given notice to such effect and is performing its obligations under this Article, Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its expense unless (a) Indemnifying Party and Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both Indemnifying Party and Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

(b)

No party shall be liable under any of the foregoing indemnification provisions with respect to any Losses or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

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9.6	A successor by law of any Party to this Agreement shall be entitled to the benefits of the indemnification contained in this Article X.

ARTICLE XI.
COMMENCEMENT AND TERMINATION

11.1	This Agreement shall continue in force until terminated in accordance with the provisions herein.

11.2	This Agreement shall terminate without penalty as to one or more Portfolios:

	(a)	at any time from the date hereof upon 60 days’ written notice;

(b)

at the option of Insurance Company if it determines that Shares of any Portfolio are not reasonably available to meet the requirements of the Contracts; Insurance Company shall furnish prompt written notice of election to terminate and termination shall be effective ten days after receipt of written notice unless Fund makes available a sufficient number of Shares to meet the requirements of the Contracts within such ten day period;

(c)

at the option of Insurance Company upon the institution of formal proceedings against Fund or Lazard or their respective affiliates by the Commission or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Insurance Company’s reasonable judgment, materially impair the other’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(d)

at the option of Fund upon the institution of formal proceedings against Insurance Company or Contract Distributor or their respective affiliates by the Commission, FINRA or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Fund’s reasonable judgment, materially impair the other’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(e)

upon termination of the Investment Management Agreement between Fund, on behalf of its Portfolios, and Lazard or its successors unless Insurance Company specifically approves the selection of a new investment adviser for the Portfolios;

(f)

at the option of Fund upon a determination by the Board in good faith that it is no longer advisable and in the best interests of shareholders for Fund to continue to operate pursuant to this Agreement; termination shall be effective upon notice by Fund to Insurance Company of such termination;

	(g)	at the option of any Party, upon another’s breach of any material representation, warranty or other provision of this Agreement; or

	(h)	upon assignment (as defined in the 1940 Act) of this Agreement, unless made with the written consent of the non-assigning Parties.

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Any such termination pursuant to this Article XI shall not affect the operation of Articles VI or X of this Agreement. The Parties agree that any termination pursuant to Article VII shall be governed by that Article.

11.3

Notwithstanding any termination of this Agreement, Fund and Lazard may, at the option of Fund, continue to make available additional Portfolio Shares for so long as Fund desires pursuant to the terms and conditions of this Agreement as provided below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as the “Existing Contracts”). Specifically, without limitation, if Fund so elects to make additional Portfolio Shares available, the owners of the Existing Contracts or Insurance Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments among the Portfolios, redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 11.2 hereof, Fund, as promptly as is practicable under the circumstances, shall notify Insurance Company as to whether Fund shall continue to make Portfolio Shares available after such termination. If Portfolio Shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either Fund or Insurance Company may terminate the Agreement, as so continued pursuant to this Section 11.3, upon prior written notice to the other Parties, such notice to be for a period that is reasonable under the circumstances but, if given by Fund, need not be for more than six months.

11.4

In the event of any termination of this Agreement, the Parties agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that a Separate Account owns no Shares of a Portfolio beyond six months from the date of termination. Such steps may include, without limitation, substituting other investment company shares for those of the affected Portfolio.

ARTICLE XII.
AMENDMENTS

12.1	Any changes in the terms of this Agreement shall be made by agreement in writing by the Parties hereto, except as otherwise specified herein.

ARTICLE XIII.
NOTICE

13.1	Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate Parties at the following addresses:

Insurance Company:	Pramerica of Bermuda Life Assurance Company, Ltd

Fund:	Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112
Attention: Charles Burgdorf

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Lazard:	Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112
Attention: Nathan A. Paul, Esq.

with a copy to:	Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention: Stuart H. Coleman, Esq.

Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.

ARTICLE XIV.
MISCELLANEOUS

14.1	If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

14.2

The rights, remedies, indemnities and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, indemnities and obligations, at law or in equity, to which the Parties are entitled.

14.3	This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

ARTICLE XV.
LAW

14.1	This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and attested on behalf of the Parties as of the date first above written.

PRAMERICA OF BERMUDA LIFE ASSURANCE COMPANY, LTD

By:

Attest:

LAZARD RETIREMENT SERIES, INC.

By:

Attest:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By:

Attest:

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SCHEDULE 1

Portfolios

Lazard Retirement Emerging Markets Equity Portfolio (Investor and Service Shares)

Lazard Retirement U.S. Small Mid-Cap Equity Portfolio (Service Shares)

Lazard Retirement International Equity Portfolio (Service Shares)

SCHEDULE 2

PORTFOLIO SHARE ORDER PROCESSING

Pricing

1.	Each Business Day, Fund shall use its best efforts to make each Portfolio’s closing net asset value per share (“NAV”) available to Insurance Company by 6:30 p.m. Eastern time.

2.

At the end of each Business Day, Insurance Company[1] shall calculate each Separate Account’s unit values. Using this unit value, Insurance Company shall process that Business Day’s Contract and Separate Account transactions to determine the net dollar amount of each Portfolio’s Shares to be purchased or redeemed.

3.

Fund hereby appoints Insurance Company as its agent for the limited purpose of receiving orders for the purchase and redemption of Portfolio Shares for the Separate Accounts. Orders that Insurance Company receives from Contractholders by the close of regular trading (the “Close of Trading”) on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m., Eastern time) on each Business Day shall be treated by Fund and Insurance Company as though received on that Business Day. Orders that Insurance Company receives after the Close of Trading shall be treated by Fund and Insurance Company as though received on the next Business Day. All orders are subject to acceptance or rejection in the sole discretion of Lazard or Fund or its agent, and orders shall be effective only upon receipt in proper form.

4.	Insurance Company shall use its best efforts to notify Fund in advance of any unusually large purchase or redemption orders.

5.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Insurance Company’s General Account, or that do not relate to Contract transactions, at that Portfolio’s NAV next determined after Fund (not Insurance Company) receives the order and any related purchase payments in accordance with this Schedule.

6.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Contracts funded by Separate Accounts either registered under the 1940 Act or not so registered in the same manner, but only to the extent that Insurance Company represents and warrants that it is legally or contractually obligated to treat such orders in the same manner. Each order for Portfolio Shares placed by Insurance Company that is attributable, in whole or in part, to Contracts funded by an unregistered Separate Account shall be deemed to constitute such representation and warranty by Insurance Company unless the order specifically states to the contrary. Otherwise, Fund shall treat orders attributable to unregistered Separate Account Contracts in the same manner as orders for the General Account.

7.

Fund shall execute purchase or redemption orders for a Portfolio’s Shares that do not satisfy the conditions specified in this Schedule at the Portfolio’s NAV next determined after such conditions have been satisfied.

[1]	“Insurance Company” as used in this Schedule 2 may also (or in the alternative) refer to Contract Distributor as appropriate.

8.

If Fund provides Insurance Company with materially incorrect net asset value per share information through no fault of Insurance Company, Insurance Company, on behalf of the Separate Account, may be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per share in accordance with Fund’s current policies for correcting pricing errors. Any material error in the calculation of net asset value per share, dividend rate or capital gain distribution rate information shall be reported promptly upon discovery to Insurance Company.

For transactions through the NSCC’s Fund/SERV service

9.

Insurance Company and Lazard each (a) represents that it has entered into a membership agreement with the NSCC and it is eligible to participate in the NSCC’s Fund/SERV system and (b) agrees to perform all duties assigned to it by the NSCC and to conduct its activities in accordance with the rules, regulations, policies and procedures of the NSCC, as applicable.

10.

Insurance Company shall use its best efforts to transmit all transactions in Shares through Fund/SERV by 8:00 p.m., Eastern time each Business Day or, if Insurance Company is using the Defined Contribution Clearing Service of the NSCC (“DCCS”) and uses the settlement override indicator, 6:00 a.m. on the next Business Day (“T+1”). If Insurance Company fails to transmit such transactions through Fund/SERV by 12:00 a.m., Eastern time on T+1, or, if Insurance Company is using DCCS and uses the settlement override indicator, by 6:00 a.m. on T+1, Insurance Company shall notify Lazard by 9:00 a.m., Eastern time on T+1 of such failure.

For manual transactions

Unless processed using the NSCC’s Fund/SERV interfaces in the customary manner as prescribed by the NSCC, operational responsibilities will be executed as described below.

11.

Insurance Company shall transmit net purchase or redemption orders to Fund or its designee by 9:30 a.m. Eastern time on the Business Day next following the effective trade date. For informational purposes only, Insurance Company shall separately describe the amount of Shares of each Portfolio that are being purchased, redeemed, or exchanged from one Portfolio to the other.

12.

Insurance Company shall pay for any net purchase order by wiring Federal Funds to Fund or its designated custodial account by 4:00 p.m. Eastern time on the same Business Day it transmits the order to Fund. If Fund does not receive such payment by 4:00 p.m., Insurance Company shall promptly, upon Fund’s request, reimburse Fund for any charges, costs, fees, interest or other expenses incurred by Fund in connection with any advances to, or borrowings or overdrafts by, Fund, or any similar expenses incurred by Fund, as a result of portfolio transactions effected by Fund based upon such purchase request.

13.

Fund shall pay for any net redemption order by wiring the redemption proceeds to Insurance Company, except as provided below, within two Business Days after Insurance Company transmits such order to Fund or, upon notice to Insurance Company, such longer period as permitted by the 1940 Act or the rules, orders or regulations thereunder. In the case of any net redemption order valued at or greater than $1 million, Fund shall wire such amount to Insurance Company within seven days of the order. In the case of any net redemption order requesting the application of proceeds from the redemption of one Portfolio’s Shares to the purchase of another Portfolio’s Shares, Fund shall so apply such proceeds the same Business Day that Insurance Company transmits such order to Fund.

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FUND PARTICIPATION AGREEMENT

AXA Equitable Life Insurance Company,

Lazard Retirement Series, Inc.

and

Lazard Asset Management Securities LLC

October 20, 2009

FUND PARTICIPATION AGREEMENT

Among

AXA Equitable Life Insurance Company,

Lazard Retirement Series, Inc.

and

Lazard Asset Management Securities LLC

          THIS AGREEMENT, effective October 20, 2009, by and among AXA Equitable Life Insurance Company (the “Company”), a New York Corporation, on its own behalf and on behalf of certain separate accounts (the “Accounts”); Lazard Retirement Series, Inc., a Maryland corporation (the “Fund”) and Lazard Asset Management Securities LLC (the “Distributor”), a Delaware limited liability company.

          WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the “Variable Insurance Products”) to be offered by insurance companies (the “Participating Insurance Companies”); and

          WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a “Portfolio” and representing the interest in a particular managed portfolio of securities and other assets; and

          WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the “SEC”), dated August 7, 1997 (File No. IC-22781) (the “Mixed and Shared Funding Exemptive Order” or the “Order”), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended

(hereinafter the “1940 Act”), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans (“Qualified Plans”); and

          WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (the “1933 Act”); and

          WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and is a member in good standing of the Financial Industry Regulatory Authority (the “FINRA”); and

          WHEREAS, the Company has issued and plans to continue to issue certain variable life insurance policies and/or variable annuity contracts supported wholly or partially by the Accounts (the “Contracts”); and such Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such schedule may be amended from time to time by mutual written agreement of the parties; and

          WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of New York, to set aside and invest assets attributable to the Contracts; and

          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to continue to purchase shares in the Portfolios listed on Schedule B attached hereto and incorporated herein by reference, as such schedule may be amended from time to time by mutual written agreement of the parties (the “Portfolios”), on behalf of the Accounts to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

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          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company also intends to continue to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the “Unaffiliated Funds”) on behalf of the Accounts to fund the Contracts.

          NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

          1.1. The Fund agrees to sell to the Company for its accounts those shares of the Portfolios which the Account orders, executing such orders on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Portfolios. For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such order by 9:30 a.m. Eastern time on the next following Business Day. “Business Day” shall mean any day on which the New York Stock Exchange (the “NYSE”) is open for trading and on which the Portfolio calculates its net asset value pursuant to the rules of the SEC as described in the then-current registration statement of the Fund on Form N-1A. “Valuation Time” shall mean the time as of which the Fund calculates net asset value for the shares of the Portfolios on the relevant Business Day, usually, 4:00 p.m. Eastern time.

          1.2. The Fund agrees to make shares of the Portfolios available for purchase, at the applicable net asset value per share, by the Company and the Accounts on those days on which the Fund calculates its Portfolios’ net asset values pursuant to rules of the SEC, and the Fund shall calculate such net asset values on each day on which the NYSE is open for trading. Notwithstanding the foregoing, the Fund may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Directors

3

of the Fund (the “Board”) acting in good faith, necessary or appropriate in the best interests of the shareholders of such Portfolio. All orders accepted by the Company shall be subject to the terms of the then current prospectus of the Fund. The Company shall use its best efforts, and shall reasonably cooperate with, the Fund to enforce stated prospectus policies regarding transactions in Portfolio shares. The Company acknowledges that orders for Portfolio shares accepted by it in violation of the stated policies of the Fund as set forth in the Fund’s then-current prospectus may be subsequently revoked or cancelled by the Fund and that the Fund shall not be responsible for any losses incurred by the Company or the Contract owner as a result of such cancellation. In addition, the Company acknowledges that the Fund has the right to refuse any purchase order for any reason, particularly if the Fund determines that a Portfolio would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

          1.3. The Fund agrees that it shall sell shares of the Portfolios only to Participating Insurance Companies and their separate accounts, the general accounts of Participating Insurance Companies and their affiliates and to qualified pension and retirement plans consistent with the Order. No shares of any Portfolio will otherwise be sold to the general public.

          1.4. The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by the Company, executing such requests on each Business Day at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Fund for receipt of requests for redemption and receipt by such designee shall constitute receipt by the Fund, provided that the Fund receives notice of any such request for redemption by 9:30 a.m. Eastern time on the next following Business Day.

          1.5. The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund’s shares may be sold to other Participating Insurance Companies (subject to Section 1.3) and the cash value of the Contracts may be invested in other investment companies.

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          1.6. The Company shall pay for Fund shares by 3:00 p.m. Eastern time on the next Business Day after an order to purchase Fund shares is received in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire and/or by a credit for any shares redeemed the same day as the purchase.

          1.7. The Fund shall pay and transmit the proceeds of redemptions of Fund shares by 11:00 a.m. Eastern Time on the next Business Day after a redemption order is received in accordance with Section 1.4 hereof; provided, however, that the Fund may delay payment in extraordinary circumstances to the extent permitted under Section 22(e) of the 1940 Act. Payment shall be in federal funds transmitted by wire and/or a credit for any shares purchased the same day as the redemption.

          1.8. Issuance and transfer of the Fund’s shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Shares purchased from the Fund will be recorded in an appropriate title for the relevant Account or the relevant sub-account of an Account.

          1.9. The Fund shall furnish same day notice (by electronic communication or telephone, followed by electronic confirmation) to the Company of any income, dividends or capital gain distributions payable on a Portfolio’s shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio’s shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company by the end of the next following Business Day of the number of shares so issued as payment of such dividends and distributions.

          1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practicable after the net asset value per share is calculated and shall use its best efforts to make the net asset value per share for each

5

Portfolio available by 6:30 p.m. Eastern time. In the event of a material error in the computation of a Portfolio’s net asset value per share (“NAV”) or any dividend or capital gain distribution (each, a “pricing error”), the Fund shall notify the Company as soon as reasonably possible after discovery of the error. Such notification may be verbal, but shall be confirmed promptly in writing. A pricing error shall be corrected in accordance with the Fund’s Net Asset Value Error Correction Policy (the “Policy”), a copy of which has been provided to Company.

          If an adjustment is necessary to correct a material error (as described in the Policy) which has caused Contract owners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contract owners will be adjusted and the amount of any underpayments shall be credited by the Adviser to the Company for crediting of such amounts to the applicable sub-accounts of such Contract owners, subject to certain de minimus amounts as set forth in the Policy. Upon notification by the Fund’s investment adviser (the “Adviser”) of any overpayment due to a material error, the Company shall use its best efforts to promptly remit to the Adviser any overpayment to Contract owners. In no event shall the Company be liable to Contract owners for any such adjustments or underpayment amounts.

ARTICLE II. Representations and Warranties

          2.1. The Company represents and warrants that: (a) the securities deemed to be issued by the Accounts under the Contracts are or will be registered under the 1933 Act, or are not so registered in proper reliance upon an exemption from such registration requirements; (b) the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (c) the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.

          2.2. The Company represents and warrants that: (a) it is and shall remain an insurance company duly organized and in good standing under applicable law; (b) it has legally and validly established each Account prior to any issuance or sale of units thereof, and will continue to maintain each Account, as a separate account under New York State law; and (c) it has registered

6

each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, and will maintain such registration for so long as any Contracts are outstanding as required by applicable law or, alternatively, the Company has not registered one or more Accounts in proper reliance upon an exclusion from such registration requirements.

          2.3. The Fund represents and warrants that: (a) the Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act; (b) the Fund shares sold pursuant to this Agreement shall be duly authorized for issuance and sold in compliance with all applicable federal securities laws including, without limitation, the 1933 Act, the 1934 Act, and the 1940 Act; (c) the Fund is and shall remain a registered investment company under the 1940 Act; and (d) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

          2.4. The Fund represents and warrants that it has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for its Service Class of shares. The parties acknowledge that the Fund reserves the right to modify its existing plan or to adopt additional plans pursuant to Rule 12b-1 under the 1940 Act (including with respect to its Investor Class of shares) and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. The Fund and the Distributor agree to comply with applicable provisions and SEC interpretation of the 1940 Act with respect to any distribution plan.

          2.5. The Fund represents and warrants that it shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law.

          2.6. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

7

          2.7. Without limiting the scope of anything contained in Article VI of this Agreement, the Fund represents and warrants that each Portfolio of the Fund will comply with Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these provisions). In the event the Fund should fail to so qualify at the end of a calendar quarter, it will take all reasonable steps (a) to notify the Company of such breach and (b) to resume compliance with such diversification requirement within the grace period afforded by Treasury Regulations 1.817-5. If the Fund does not so adequately diversify the Portfolio during the grace period it will take reasonable steps to notify the Company that the Portfolio has failed to comply.

          2.8. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of any applicable state and federal securities laws.

          2.9. The Fund represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

          2.11. It is expected that each Portfolio shall be classified as a “regulated investment company” or “disregarded entity” for federal income tax purposes and shall at all times maintain such classification; (ii) to notify the Company upon having a reasonable basis for believing that

8

the Fund or any Portfolio has ceased to comply, or might not so comply, with the aforesaid classification as a “regulated investment company” or “disregarded entity,” and (iii) that each Portfolio shall not be a “publicly-traded partnership” within the meaning of the Code and the regulations thereunder.

          2.12. The Fund represents and warrants that, subject to compliance with applicable law and regulatory requirements, it will provide the Company with as much advance notice as is reasonably practicable of any material change affecting the Portfolios (including, but not limited to, any material change in the registration statement or prospectus affecting the Portfolios) and any proxy solicitation affecting the Portfolios.

          2.13. The Company represents and warrants, for purposes other than diversification under Section 817 of the Code, that the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they may not be so treated in the future. In addition, the Company represents and warrants that interests in each Account are offered exclusively through the purchase of or transfer into a “variable contract” within the meaning of such terms under Section 817 of the Code and the regulations thereunder. The Company will use best efforts to continue to meet such definitional requirements, and it will notify the Fund and the Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they may not be met in the future.

          2.14. Company has adopted and implemented compliance policies and procedures to comply with all applicable money laundering and currency transaction reporting laws, regulations, requirements and guidance, including those relating to Contract owner identification and verification; monitoring for Specially Designated Nationals and Blocked Persons named on the U.S. Treasury Department’s Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and recordkeeping requirements (collectively,

9

“AML Requirements. Company will ensure the ability of federal examiners to obtain information and records relating to AML Requirements and the ability of Distributor and Fund or their agents to inspect the records and facilities of Company regarding compliance with AML Requirements. Company will provide Fund with such information, representations and certifications regarding compliance with AML Requirements as Fund may reasonably request. Company will notify Fund if any of its representations with respect to compliance with AML Requirements ceases to be true.

          2.15. The Company represents and warrants that it is currently in compliance, and will remain in compliance, with all applicable laws, rules and regulations relating to consumer privacy, including, but not limited to, Regulation S-P.

          2.16. The Company represents and warrants that it has adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Late Trading Procedures”) designed to ensure that any and all orders relating to the purchase, sale or exchange of Fund shares communicated to the Fund are treated in accordance with Article I of this Agreement as having been received on a Business Day have been received by the Valuation Time on such Business Day and were not modified after the Valuation Time, and that all orders received from Contract owners but not rescinded by the Valuation Time were communicated to the Fund or its agent as received for that Business Day. Each transmission of orders by the Company shall constitute a representation by the Company that such orders are accurate and complete and relate to orders received by the Company by the Valuation Time on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Fund shares received from Contract owners but not rescinded by the Valuation Time. The Company agrees to provide the Fund or its designee with a copy of the Late Trading Procedures and such certifications and representations regarding the Late Trading Procedures as the Fund or its designee may reasonably request. The Company will promptly notify the Fund in writing of any material change to the Late Trading Procedures.

10

          2.17. The Company represents and warrants that it has adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Market Timing Procedures”) designed to minimize any adverse impact on other Fund investors due to excessive trading. The Company agrees to provide the Fund or its designee with a copy of the Market Timing Procedures and such certifications and representations regarding the Market Timing Procedures as the Fund or its designee may reasonably request. The Company will promptly notify the Fund in writing of any material change to the Market Timing Procedures. The parties agree to cooperate in light of any conflict between the Market Timing Procedures and actions taken or policies adopted by the Fund designed to minimize any adverse impact on other Fund investors due to excessive trading.

          2.18. The Fund and the Distributor make no representation as to whether any aspect of the Fund’s operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

ARTICLE III. Prospectuses and Proxy Statements; Voting

          3.1. At least annually, the Distributor shall provide the Company with as many copies of the Fund’s current prospectus as the Company may reasonably request, with expenses to be borne in accordance with Schedule C hereof. If requested by the Company in lieu thereof, the Distributor or Fund shall provide such documentation (including an electronic version of the current prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the prospectus for the Fund printed together in one document.

          3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information (“SAI”) for the Fund be distributed to all Contract owners, then the Fund and/or the Distributor shall provide the Company with copies of the Fund’s SAI in such quantities, with expenses to be borne in accordance with Schedule C hereof, as the Company may reasonably require to permit timely distribution thereof to Contract owners. The Distributor

11

and/or the Fund shall also provide an SAI to any Contract owner or prospective owner who requests such SAI from the Fund.

          3.3. The Fund and/or the Distributor shall provide the Company with copies of the Fund’s proxy material, reports to shareholders and other communications to shareholders in such quantity, with expenses to be borne in accordance with Schedule C hereof, as the Company may reasonably require to permit timely distribution thereof to Contract owners.

          3.4. It is understood and agreed that, except with respect to information regarding the Company provided in writing by that party specifically for use in the prospectus or SAI of the Fund, the Company shall not be responsible for the content of the prospectus or SAI for the Fund. It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Portfolios provided in writing or approved of in writing by the Fund or the Distributor specifically for use therein, neither the Fund nor the Distributor are responsible for the content of the prospectus or SAI for the Contracts.

          3.5. So long as and to the extent required by law the Company shall:

                    (a) solicit voting instructions from Contract owners;

                    (b) vote the Portfolio shares held in the Accounts in accordance with instructions received from Contract owners;

                    (c) vote Portfolio shares held in the Accounts for which no instructions have been received in the same proportion as Portfolio shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners; and

                    (d) vote Portfolio shares held in its general account or otherwise in the same proportion as Portfolio shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require such

12

voting by the insurance company. The Company reserves the right to vote Fund shares in its own right, to the extent permitted by law.

          3.6. The Company shall be responsible for assuring that each of its separate accounts holding shares of a Portfolio calculates voting privileges as directed by the Fund and agreed to by the Company and the Fund. The Fund agrees to promptly notify the Company of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

          3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. Further, the Fund will act in accordance with the SEC’s interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

          4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that the Company develops or proposes to use and in which the Fund (or a Portfolio thereof), the Adviser or the Distributor is named in connection with the Contracts, at least five (5) Business Days prior to its use. No such material shall be used if the Fund or its designee objects to such use within five (5) Business Days after receipt of such material.

          4.2. The Company shall not give any information or make any representations or statements on behalf of or concerning the Fund, the Portfolios, the Adviser or the Distributor in connection with the sale of the Contracts other than the information or representations contained in the registration statement, including the prospectus or SAI for the Fund, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved or provided by the Fund or the Distributor, except with the written permission of the Fund or the Distributor.

13

          4.3. The Fund or the Distributor shall furnish, or shall cause to be furnished, to the Company, a copy of each piece of sales literature or other promotional material in which the Company and/or its separate account(s) is named at least five (5) Business Days prior to its use. No such material shall be used if the Company objects to such use within five (5) Business Days after receipt of such material.

          4.4. The Fund or the Distributor shall not give any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Contracts other than the information or representations contained in a registration statement, including the prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

          4.5. The Fund or its designees will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments and supplements to any of the above, that relate to the Fund within a reasonable period of time following the filing of such document(s) with the SEC or FINRA or other regulatory authorities.

          4.6. The Company will provide to the Fund or its designees at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments and supplements to any of the above, that relate to the Accounts with respect to the Fund, within a reasonable period of time following the filing of such document(s) with the SEC, FINRA, or other regulatory authority.

          4.7. For purposes of Articles IV and VIII, the phrase “sales literature and other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or

14

tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the FINRA rules, the 1933 Act or the 1940 Act.

          4.8. At the request of any party to this Agreement, each other party will make available to the other party’s independent auditors and/or representatives of the appropriate regulatory authorities, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party’s obligations under this Agreement.

ARTICLE V. Fees and Expenses

          5.1. The Fund and the Distributor shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Fund or the Distributor under this Agreement; provided, however, (a) the parties will bear their own expenses as reflected in Schedule C and other provisions of this Agreement, and (b) the parties may enter into other agreements relating to the Company’s investment in the Fund, including services agreements.

ARTICLE VI. Diversification and Qualification

          6.1. The Fund and the Distributor represent and warrant that the Fund and each Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation §1.817-5, as amended from time to time, and any Treasury interpretations thereof,

15

relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund or the Distributor shall, upon request, provide timely to the Company a quarterly written diversification certification, in the form attached hereto as Schedule D, as to whether each Portfolio complies with the diversification requirements of Section 817(h) of the Code.

          6.2. The Fund, the Distributor and the Adviser represent and warrant that shares of the Portfolios will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans. No shares of any Portfolio of the Fund will be sold to the general public.

          6.3. The Fund, the Distributor and the Adviser represent and warrant that prior to allowing an purchase of shares of the Fund, the status of each purchaser, including any insurance company separate account or Qualified Plan, is verified and documented.

          6.4. The Fund, the Distributor or the Adviser will notify the Company promptly upon having a reasonable basis for believing that at the end of a calendar quarter the Fund or any Portfolio has ceased to comply with the aforesaid Section 817(h) diversification requirements and such non-compliance has not been cured during the applicable grace period set forth in Treasury Regulation 1.817-5.

          6.5. Without in any way limiting the effect of Sections 8.2 hereof and without in any way limiting or restricting any other remedies available to the Company, the Distributor will pay all costs associated with or arising out of any failure of the Fund or any Portfolio to comply with Sections 6.1 or 6.2 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including, but not limited to, an order pursuant to Section 26(c) of the 1940 Act).

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          6.6. The Company agrees that if the Internal Revenue Service (“IRS”) asserts in writing in connection with any governmental audit or review of the Company (or, to the Company’s knowledge, of any Contract owner) that any Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or the Company otherwise becomes aware of any facts that could give rise to any claim against the Fund, the Distributor or the Adviser as a result of such a failure or alleged failure:

                    (a) The Company shall promptly notify the Fund, the Distributor and the Adviser of such assertion or potential claim; and

                    (b) The Company shall consult with the Fund, the Distributor and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure.

ARTICLE VII. Potential Conflicts and Compliance With Mixed and Shared Funding Exemptive Order

          7.1. As required by the conditions set forth in the notice related to the Order, Company shall report any potential or existing conflicts promptly to the Board. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio is being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of Contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

17

          7.2. The Company will report any potential or existing material conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by the Company with a view only to the interests of its existing Contract owners.

          7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Distributor, the Adviser or any subadviser to any of the Portfolios, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), that a material irreconcilable conflict exists, and is relevant to the Company, the Company shall, at its sole expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

          7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund’s election, to withdraw the Account’s investment in the Fund and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent

18

Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six-month period the Adviser, the Distributor and the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

          7.5. If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the Account’s investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Trustees. Until the end of the foregoing six-month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

          7.6. For purposes of Sections 7.3 through 7.5 of this Agreement, a majority of the Independent Directors shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish or bear the expense of a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially and adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account’s investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Trustees.

          7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated

19

thereunder with respect to mixed or shared funding (as defined in the Order) on terms and conditions materially different from those contained in the Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

          8.1. Indemnification By The Company

                    (a) As limited by and in accordance with Section 8.1(b) and 8.1(c) hereof, the Company agrees to indemnify and hold harmless the Fund and the Distributor and each of their respective officers and directors or trustees (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company or approved in writing to the Company by or on behalf of the Distributor or Fund for use in the registration statement or prospectus for the Contracts

20

or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of the Company; or

(iv)	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v)	arise out of the Company’s incorrect calculation and/or incorrect or untimely reports of net purchase or redemption orders; or

(vi) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, including without limitation Section 2.13 and Section 6.5 hereof.

                    (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

                    (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have

21

notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Company has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be liable under this indemnification provision with respect to any claim, action, suit, or preceding settled by an Indemnified Party without the Company’s written approval.

          (d) The Indemnified Parties will promptly notify the Company of the commencement of any material litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

          8.2. Indemnification by the Distributor

                    (a) The Distributor agrees to indemnify and hold harmless the Company and its directors and officers (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or

22

expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund or the Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Distributor or the Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund or the Distributor or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Distributor or the Fund specifically for use therein; or

(iv) arise as a result of any failure by the Fund or the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

23

(v) arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Fund (including, without limitation, any material breach, whether unintentional or in good faith or otherwise, of the representations, warranties, or covenants set forth in Section 2.11 of this Agreement); or

(vi) arise out of or result from the incorrect or untimely calculation or reporting by the Fund, the Distributor or the Adviser of a Portfolio’s daily NAV per share (subject to Section 1.10 of this Agreement) or dividend or capital gain distribution rate.

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

                    (b) The Distributors shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

                    (c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at

24

its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. The Distributor shall not be liable under this indemnification provision with respect to any claim, action, suit, or preceding settled by an Indemnified Party without the Distributor’s written approval.

                    (d) The Company agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX. Applicable Law

          9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware, without regard to the Delaware conflict of laws provisions.

          9.2. This Agreement shall be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Order) and the terms hereof shall be interpreted and construed in accordance therewith.

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ARTICLE X. Termination

          10.1. This Agreement shall terminate:

                    (a) at the option of any party, with or without cause, with respect to some or all Portfolios, upon sixty (60) days’ advance written notice delivered to the other parties; or

                    (b) at the option of the Company by written notice to the other parties with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

                    (c) at the option of the Company by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such Portfolio as the underlying investment option of the Contracts issued or to be issued by the Company; or

                    (d) at the option of the Fund or the Distributor in the event that formal administrative proceedings are instituted against the Company by FINRA, the SEC, the insurance commissioner or comparable official of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund or the Distributor, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

                    (e) at the option of the Company in the event that formal administrative proceedings are instituted against the Fund or the Distributor by FINRA, the SEC, or any state securities or insurance department or any other regulatory body, if the Company reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings

26

will have a material adverse effect upon the ability of the Fund or the Distributor to perform their obligations under this Agreement; or

                    (f) at the option of the Company by written notice to the Fund with respect to any Portfolio if the Company reasonably believes that the Portfolio will fail to meet the diversification requirements of Section 817(h) of the Code specified in Article VI hereof; or

                    (g) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the “defaulting party”) other than as described in Section 10.1(b)-(f); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party; or

                    (h) at any time upon written agreement of all parties to this Agreement.

          10.2. Notice Requirement

          No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

                    (a) in the event any termination is based upon the provisions of Article VII, or the provisions of Section 10.1(a) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

27

                    (b) in the event any termination is based upon the provisions of Section 10.1(d) or 10.1(e) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

                    (c) in the event any termination is based upon the provisions of Section 10.1(b), 10.1(c), 10.1(f) or 10.1(g), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

          10.3. Effect of Termination

          Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or the Company to meet the diversification requirements of Section 817(h) of the Code, the Fund or the Distributor shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts and the provisions of this Agreement shall remain in effect. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII of this Agreement and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

          10.4. Surviving Provisions

          Notwithstanding any termination of this Agreement, each party’s obligations under Article VIII of this Agreement to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

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ARTICLE XI. Notices

          11.1. Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

If to the Company:

AXA Equitable Life Insurance Company
1290 Avenue of the Americas, 11th Floor
New York, New York 10104
Attention: Funds Management Group

If to the Fund:

Lazard Retirement Series, Inc.
30 Rockefeller Plaza, 59th Floor
New York, New York 10112
Attention: General Counsel

If to the Distributor:

Lazard Asset Management Securities LLC
30 Rockefeller Plaza, 59th Floor
New York, New York 10112
Attention: General Counsel

ARTICLE XII. Miscellaneous

          12.1. Except as required by law, subpoena, court order or regulatory order or request, or as necessary to fulfill an obligation under this Agreement, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other

29

confidential information without the express written consent of the affected party until such time as such information may come into the public domain.

          12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

          12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, FINRA and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

          12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

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          12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that a transaction that does not result in a change of actual control or management of a party hereto shall not be deemed to be an assignment of this Agreement for purposes of this Section 12.8. Any assignment of this Agreement in violation of this Section 12.8 shall be void.

          12.9. The Company agrees that the obligations assumed by the Fund or the Distributor pursuant to this Agreement shall be limited in any case to the Fund or Distributor and their respective assets and the Company shall not seek satisfaction of any such obligation from the shareholders of the Fund, Distributor, the Directors, officers, employees or agents of the Fund, Distributor, or any of them.

          12.10. The Fund and the Distributor agree that the obligations assumed by the Company pursuant to this Agreement shall be limited in any case to the Company and its assets and neither the Fund nor the Distributor shall seek satisfaction of any such obligation from the shareholders of the Company, the directors, officers, employees or agents of the Company, or any of them.

          12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Distributor and the Fund.

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          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

AXA EQUTIABLE LIFE INSURANCE COMPANY, ON BEHALF OF CERTAIN SEPARATE ACCOUNTS

By its authorized officer,

By:

Title: Senior Vice President

LAZARD RETIREMENT SERIES, INC.

By its authorized officer,

By:

Title:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By its authorized officer,

By:

Title:

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SCHEDULE A

CONTRACTS

AXA Equitable Separate Account 65 – All Contracts
AXA Equitable Separate Account 49 – All Contracts

SCHEDULE B

PORTFOLIOS

All portfolios and classes of Lazard Retirement Series, Inc.

SCHEDULE C

EXPENSES

The Fund and/or the Distributor and the Company will coordinate the functions and pay the costs of the completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Fund’s share of the total costs determined according to the number of pages of the Fund’s respective portions of the documents.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense

Mutual Fund Prospectus	Printing of prospectuses	Company	Inforce - Fund Prospective - Company

	Distribution (including postage) to Inforce Clients	Company	Fund

	Distribution (including postage) to Prospective Clients	Company	Company

Mutual Fund Prospectus Update & Distribution	If Required by Fund or Distributor	Fund or Distributor	Fund or Distributor

	If Required by Company	Company (Fund or Distributor to provide Company with document in PDF format)	Company

Mutual Fund SAI	Printing	Fund or Distributor	Fund or Distributor

	Distribution (including postage)	Party who receives the request	Party who receives the request

Proxy Material for Mutual Fund	Printing of proxy required by Law	Fund or Distributor	Fund or Distributor

	Distribution (including labor) of proxy required by Law	Company	Fund or Distributor

Mutual Fund Annual & Semi-Annual Report	Printing of reports	Fund or Distributor	Fund or Distributor

Item	Function	Party Responsible for Coordination	Party Responsible for Expense

	Distribution	Company	Fund or Distributor

Other communication to New and Prospective clients	If Required by Law, the Fund or Distributor	Company	Distributor

	If Required by Company	Company	Company

Other communication to inforce	Distribution (including labor and printing) if required by the Fund or Distributor	Company	Fund or Distributor

	Distribution (including labor and printing) if required by Company	Company	Company

SCHEDULE D

Diversification Compliance Certification

Name of Portfolio: FUND

Certification

Fund was in compliance with the federal tax rules relating to diversification requirements under Section 817(h) of the Internal Revenue Code and Treasury Regulation 1.817-5, for the quarter ending [Insert most recently ended fiscal quarter].

Signed by	Date

FUND PARTICIPATION AGREEMENT

          This Agreement is entered into as of the ___ day of ___________, 20__, by and among Horace Mann Life Insurance Company (“Insurance Company”), a life insurance company organized under the laws of the State of Illinois, Horace Mann Investors, Inc. (“Contract Distributor”), LAZARD ASSET MANAGEMENT SECURITIES LLC (“Lazard”), and LAZARD RETIREMENT SERIES, INC. (“Fund”), with respect to the Fund’s Portfolios and shares classes named on Schedule 1, as it may be amended from time to time (each a “Portfolio”).

ARTICLE I.
DEFINITIONS

The following terms used in this Agreement shall have the meanings set forth below:

1.1	“1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	“1940 Act” shall mean the Investment Company Act of 1940, as amended.

1.3	“Board” shall mean Fund’s Board of Directors.

1.4	“Business Day” shall mean any day for which the Portfolios calculate net asset value per share as described in the Portfolio Prospectuses.

1.5	“Code” shall mean the Internal Revenue Code of 1986, as amended.

1.6	“Commission” shall mean the Securities and Exchange Commission.

1.7	“Contract” shall mean a variable annuity or variable life insurance contract that uses a Portfolio as an underlying investment medium and is named on Schedule 1.

1.8	“Contract Portfolios” shall mean investment companies, other than the Portfolios, used by a Contract as an underlying investment medium.

1.9

“Contract Prospectus” shall mean the currently effective prospectus and statement of additional information or other offering documents with respect to a Contract (such as a written description of a Contract not registered under the 1933 Act), including any supplements or amendments thereto.

1.10	“Contractholder” shall mean any person that is a party to a Contract with Insurance Company.

1.11	“Disinterested Board Members” shall mean those members of the Board that are not deemed to be “interested persons” of Fund, as defined in the 1940 Act.

1.12	“FINRA” shall mean the Financial Industry Regulatory Authority.

1.13	“General Account” shall mean the general account of Insurance Company.

1.14	“IRS” shall mean the Internal Revenue Service.

1.15	“Notice” shall mean the notice related to the Order.

1.16	“Order” shall mean Fund’s mixed and shared funding exemptive order of the Commission pursuant to Section 6(c) of the 1940 Act.

1.17	“Participants” shall mean individuals who participate under a group Contract.

1.18

“Participating Company” shall mean any insurance company, including Insurance Company, that offers variable annuity and/or variable life insurance contracts (“Participating Contracts”) and that has entered into an agreement with Fund for the purpose of making Portfolio shares available to serve as the underlying investment medium for those Participating Contracts. “Participating Contractholder” shall mean any person or entity that is a party to a Participating Contract.

1.19	“Parties” shall mean Insurance Company, Contract Distributor, Lazard and Fund, collectively.

1.20	“Portfolio Prospectus” shall mean the currently effective prospectus and statement of additional information with respect to a Portfolio, including any supplements or amendments thereto.

1.21	“Separate Account” shall mean a separate account duly established by Insurance Company that invests in a Portfolio and is named on Schedule 1.

1.22	“Shares” shall mean shares of each of the Portfolios of the Fund.

ARTICLE II.
REPRESENTATIONS, WARRANTIES AND AGREEMENTS

2.1	Insurance Company represents, warrants and covenants that:

	(a)	it is and shall remain an insurance company duly organized and in good standing under applicable law;

	(b)	it has legally and validly established and shall maintain each Separate Account pursuant to applicable insurance laws and regulations;

(c)

it has registered and shall maintain the registration of each Separate Account as a unit investment trust under the 1940 Act to serve as a segregated investment account for the Contracts, or, alternatively, it has not so registered the Separate Accounts in proper reliance upon an exclusion from such registration (which exclusion shall be communicated to Fund);

(d)

each Separate Account is and at all times shall be eligible to invest in Shares of a Portfolio without such investment disqualifying Fund as an investment medium for insurance company separate accounts supporting variable annuity and/or variable life insurance contracts;

(e)

each Separate Account is and at all times shall be a “segregated asset account” and interests in each Separate Account that are offered to the public shall be issued exclusively through the purchase of a Contract that is and at all times shall be a “variable contract,” in each case within the meaning of such terms under Section 817 of the Code and the regulations thereunder; Insurance Company agrees to notify Fund and Lazard immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future;

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(f)

the Contracts are and at all times shall be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, and it shall notify Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future; and

(g)

all of its employees and agents who deal with money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, in an amount not less than that required to be maintained by Fund; Insurance Company agrees to hold for the benefit of Fund and to pay to Fund any amounts lost from larceny, embezzlement or other events covered by said bond to the extent such amounts properly belong to Fund pursuant to the terms of this Agreement.

2.2

Insurance Company and Contract Distributor represent, warrant and covenant that: (a) units of interest in each Separate Account available through the purchase of Contracts are registered under the 1933 Act, or are not so registered in proper reliance upon an exclusion from such registration; (b) the Contracts shall be issued and sold in compliance in all material respects with all applicable federal and state laws, including state insurance suitability requirements; and (c) Insurance Company and Contract Distributor will otherwise comply with all applicable federal and state laws, including state insurance laws and regulations, in the performance of this Agreement. Insurance Company agrees to inform Fund promptly of any investment restrictions imposed by state insurance law and applicable to Fund.

2.3

Neither Insurance Company nor Contract Distributor will enter into any arrangements, formal or informal, to permit or facilitate any Contractholder’s use of market timing or excessive trading strategies with respect to Portfolio Shares. Insurance Company and Contract Distributor have implemented reasonable procedures to monitor for such activities and will cooperate with Fund’s reasonable requests in taking steps to deter and to detect the use of market timing or excessive trading strategies by Contractholders, including providing identity information (solely for the purpose of deterring and detecting the use of market timing or excessive trading strategies by Contractholders) and other information Fund reasonably requests.

2.4

Contract Distributor represents and warrants that it is and at all times shall be: (a) registered with the Commission as a broker-dealer; (b) a member in good standing of FINRA; and (c) duly organized, validly existing and in good standing under applicable law, with full power, authority, and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement.

2.5	Fund represents and warrants that:

	(a)	it is and shall remain registered with the Commission as an open-end, management investment company under the 1940 Act;

	(b)	Portfolio Shares are registered under the 1933 Act;

(c)

it possesses and shall maintain all legal and regulatory licenses, approvals, consents and/or exemptions required for it to operate and offer its Shares as an underlying investment medium for the Contracts;

	(d)	each Portfolio is or will be qualified as a regulated investment company under Subchapter M of the Code, it shall make every effort to maintain such qualification, and

3

it shall notify Insurance Company promptly upon having a reasonable basis for believing that any Portfolio invested in by a Separate Account has ceased to so qualify or that it might not so qualify in the future; and

(e)

all of its directors, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, for the benefit of Fund in an amount not less than that required by Rule 17g-1 under the 1940 Act.

2.6	Fund makes no representation as to whether any aspect of its operations, including without limitation, investment policies, fees and expenses, complies with the insurance laws of any state.

2.7

Each Portfolio’s assets will be managed and invested in a manner that complies with the requirements of Section 817(h) of the Code and Treasury Regulation §1.817-5, relating to the diversification requirements for variable annuity, endowment or life insurance contracts. If a Portfolio fails to comply with Section 817(h) of the Code, Fund will take all reasonable steps to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5. If Fund does not adequately diversify the Portfolio during the grace period, it will take reasonable steps to notify Insurance Company that the Portfolio has failed to so comply. In the event the IRS asserts in writing in connection with any governmental audit or review of Insurance Company or, to Insurance Company’s knowledge, of any Contractholder, that any Portfolio has failed or allegedly failed to comply with the diversification requirements of Section 817(h) of the Code or the regulations thereunder or Insurance Company otherwise becomes aware of any facts that could give rise to any claim against Fund or its affiliates as a result of such a failure or alleged failure, Insurance Company shall promptly notify Fund and Lazard of such assertion or potential claim and shall permit Fund and Lazard and its affiliates and their legal and accounting advisers to participate in any conferences, discussions or proceedings with the IRS, any Contractholder or any other claimant regarding such claims. Upon request, Lazard will provide to the Insurance Company certification of compliance with Section 817(h) no later than 30 days after the end of the calendar quarter.

2.8

Each Party agrees that it will comply with all applicable laws and regulations relating to consumer privacy (“Privacy Law”) and that it is prohibited from using or disclosing any nonpublic personal information (as defined in Regulation S-P, or any similar term or terms as defined in other applicable Privacy Law, “Customer Information”) received from another Party other than (a) as required by law, regulation or rule; (b) as permitted in writing by the disclosing party; (c) to its affiliates; or (d) as necessary to perform this Agreement or to service Contractholders, in each case in compliance with the reuse and redisclosure provisions of Privacy Law. Each Party shall use its best efforts to (i) cause its employees and agents to be informed of and to agree to be bound by Privacy Law and the provisions of this Agreement and (ii) maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, Customer Information.

2.9

Insurance Company and Contract Distributor have adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to Fund or applicable to Insurance Company or Contract Distributor, as the case may be, including those relating to Contractholder identification and verification; monitoring for Specially Designated Nationals and Blocked Persons named on

4

the U.S. Treasury Department’s Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and recordkeeping requirements (collectively, “AML Requirements”), and with any “money laundering” guidelines as may be agreed with Lazard and Fund.

(a)

Insurance Company and Contract Distributor will ensure the ability of federal examiners to obtain information and records relating to AML Requirements and the ability of Lazard and Fund or their agents to inspect the records and facilities of Insurance Company and Contract Distributor regarding compliance with AML Requirements.

	(b)	Insurance Company and Contract Distributor will provide Fund with such information, representations and certifications regarding compliance with AML Requirements as Fund may reasonably request.

	(c)	Insurance Company and Contract Distributor will notify Fund if any of Insurance Company’s or Contract Distributor’s representations with respect to compliance with AML Requirements ceases to be true.

2.10

Insurance Company and Contract Distributor understand that Fund’s activities may be performed on its behalf by Lazard (as distributor) or the Portfolios’ investment adviser, transfer agent or other authorized service providers.

2.11	Lazard understands that Insurance Company and Contract Distributor, as appropriate, may perform certain services on behalf of each Separate Account.

ARTICLE III.
FUND SHARES

3.1

Fund agrees to make the Shares of each Portfolio available for purchase by Insurance Company and each Separate Account at net asset value, subject to the terms and conditions of this Agreement and the Portfolio Prospectus. Fund may refuse to sell the Shares of any Portfolio to any person, or suspend or terminate the offering of the Shares of any Portfolio, as permitted by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio. Fund will make commercially reasonable efforts to notify Insurance Company prior to the suspension or termination of the offering of any Portfolio Shares unless such notification would conflict with any federal or state securities law or regulation.

3.2	Fund agrees that it shall sell Shares of the Portfolios only to Participating Companies and their separate accounts and to qualified pension and retirement plans.

3.3

Except as noted in this Article III, Fund and Insurance Company agree that orders and related payments to purchase and redeem Portfolio Shares shall be processed in the manner set out in Schedule 2 hereto.

(a)

Insurance Company and Contract Distributor represent that they have adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Late Trading Procedures”) designed to ensure that any and all orders relating to the purchase, sale or exchange of Portfolio Shares communicated by Contract

5

Distributor to Fund or its agent to be treated in accordance with Schedule 2 as having been received on a Business Day have been received by Contract Distributor by the Close of Trading (as defined in Schedule 2) on such Business Day and were not modified after the Close of Trading, and that all orders received from Contractholders but not rescinded by the Close of Trading were communicated to Fund or its agent as received for that Business Day.

(b)

Each transmission of Share orders by Insurance Company or Contract Distributor shall constitute a representation by Insurance Company or Contract Distributor that such orders are accurate and complete and relate to orders received by Insurance Company or Contract Distributor by the Close of Trading on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Portfolio Shares received from Contractholders but not rescinded by the Close of Trading.

(c)

Insurance Company and Contract Distributor will provide Fund with (A) a copy of the Late Trading Procedures and (B) such certifications and representations regarding the Late Trading Procedures as Fund may reasonably request. Insurance Company and Contract Distributor will ensure the ability of appropriate regulatory authorities to obtain information and records relating to the Late Trading Procedures and the ability of Lazard and Fund or their agents to inspect the records and facilities of Insurance Company and Contract Distributor regarding compliance with the Late Trading Procedures. Insurance Company or Contract Distributor will promptly notify Fund in writing of any material change in the Late Trading Procedures.

3.4

Fund shall confirm each purchase or redemption order made by Insurance Company. Transfer of Portfolio Shares shall be by book entry only. No share certificates shall be issued to Insurance Company. Shares ordered from Fund shall be recorded in an appropriate title for Insurance Company, on behalf of each Separate Account or the General Account.

3.5

Fund shall promptly notify Insurance Company of the amount of dividend and capital gain, if any, per share of each Portfolio to which each Separate Account is entitled. Insurance Company hereby elects to reinvest all dividends and capital gains of any Portfolio in additional Shares of that Portfolio at the applicable net asset value per share, until Insurance Company otherwise notifies Fund in writing.

ARTICLE IV.
STATEMENTS AND REPORTS

4.1

Fund shall provide Insurance Company with monthly statements of account for each Separate Account’s Portfolio accounts as of the end of each month by the fifteenth (15th) Business Day of the following month.

4.2	(a)

At least annually, Fund or its designee shall provide Insurance Company with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to existing Contractholders and Participants with respect to Separate Accounts invested in the relevant Portfolios.

(b)

If requested by Insurance Company, Fund or its designee shall provide Portfolio Prospectuses in “camera ready” copy or, at the request of Insurance Company, in the electronic format sent to the financial printer and other assistance as is reasonably

6

necessary in order for the Parties once a year (or more frequently if the Portfolio Prospectuses are supplemented or updated) to have the Contract Prospectuses and the Portfolio Prospectuses printed together in one document. The Fund or Lazard will reimburse the Insurance Company on a pro rata basis for any Fund materials (including the Fund’s Prospectus, Annual and Semi-Annual reports and/or proxies) printed by the Insurance Company for distribution to existing Insurance Company Contractholders and Participants

(c)

Fund or its designee shall provide Insurance Company, at Insurance Company’s expense, with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to prospective purchasers of Contracts.

(d)

The form of the Portfolio Prospectuses provided to Insurance Company shall be the final form of Portfolio Prospectus as filed with the Commission, which form shall include only those Portfolios identified on Schedule 1.

4.3

Fund shall provide Insurance Company with at least one complete copy of all registration statements, periodic reports and proxy statements and all applications for exemptive orders and requests for no-action letters that relate to a Separate Account.

4.4

Fund shall provide Insurance Company with copies of each Portfolio’s periodic reports, proxy statements and other printed materials (which the Portfolio customarily provides to its shareholders) in quantities as Insurance Company may reasonably request for distribution by Insurance Company to each Contractholder and Participant with respect to Separate Accounts invested in that Portfolio.

4.5

Insurance Company shall provide Fund with at least one complete copy of all registration statements, periodic reports, proxy statements, applications for exemptive orders, requests for no-action letters, and all amendments to any of the above, that are material to a Portfolio promptly after the filing of such document with the Commission or other regulatory authorities or, if such materials are not filed, contemporaneously with first use. Insurance Company shall provide to Fund and Lazard any complaints received from Contractholders pertaining to Fund or a Portfolio.

ARTICLE V.
CONTRACTHOLDER AND TRANSACTION INFORMATION

5.1

Insurance Company agrees to provide Fund, upon written request (which may include electronic writings and facsimile transmissions, a “Request”), the taxpayer identification number (the “TIN”), the Individual/International Taxpayer Identification Number (“ITIN”) or other government-issued identifier (“GII”), if known, of any or all Contractholder(s) who have purchased, redeemed, transferred or exchanged Portfolio Shares held through a Separate Account during the period covered by the Request and the amount, date, name or other identifier of any investment professional(s) associated with the Contractholders or Separate Account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares.

(a)

Requests must set forth a specific period, not to exceed 180 days from the date of the Request for which transaction information is sought. Fund may request transaction information older than 180 days from the date of the Request as it deems necessary to

7

investigate compliance with policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Shares.

(b)

Insurance Company agrees to transmit the requested information that is on the Separate Account’s books and records to Fund or its designee promptly, but in any event not later than 10 Business Days after receipt of a Request. To the extent practicable, the format for any transaction information provided to Fund should be consistent with the National Securities Clearing Corporation (the “NSCC”) Standardized Data Report Format, or any other format acceptable to Fund.

	(c)	Fund agrees not to use the information received for any purpose other than as set forth above without the prior written consent of Insurance Company.

5.2

Insurance Company agrees to execute a Request from Fund to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund as having engaged in transactions in Shares that violate policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Portfolio Shares.

(a)

Such Request must include the TIN, ITIN or GII if known, and the specific restriction(s) to be executed. If the TIN, ITIN or GII is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or other agreed upon information to which the instruction relates.

	(b)	Insurance Company agrees to execute the Request as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by Insurance Company.

(c)

Insurance Company agrees to provide written confirmation to Fund as soon as reasonably practicable that the Request has been executed, but not later than 10 Business Days after the Request has been executed.

5.3

Insurance Company will use best efforts to determine, promptly upon the Request of Fund, but not later than five Business Days after receipt of the Request by Insurance Company, whether any specific person or entity about whom Fund has received information pursuant to Section 5.1 of this Agreement is an “indirect intermediary” as defined in Rule 22c-2 under the 1940 Act (“Indirect Intermediary”) and, upon further Request from Fund, promptly (but not later than five Business Days after receipt of such Request) either:

(a)

provide (or arrange to have provided) the identification and transaction information set forth in Section 5.1 of this Agreement regarding a Contractholder who holds Shares through the Indirect Intermediary; or

	(b)	restrict or prohibit the Indirect Intermediary from purchasing Shares on behalf of itself or other persons

Insurance Company agrees to inform the Fund whether it plans to perform (a) or (b) above.

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ARTICLE VI.
EXPENSES

6.1	Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

6.2

Lazard may pay Contract Distributor for distribution and/or other services relating to Portfolio Shares pursuant to any distribution plan adopted by Fund in accordance with Rule 12b-1 under the 1940 Act, subject to the terms of an agreement between Contract Distributor and Lazard related to such plan.

ARTICLE VII.
EXEMPTIVE RELIEF

7.1

Insurance Company acknowledges that it has reviewed a copy of the Order and, in particular, has reviewed the conditions to the relief set forth in the Notice. As required by the conditions set forth in the Notice, Insurance Company shall report any potential or existing conflicts promptly to the Board. In addition, Insurance Company shall be responsible for assisting the Board in carrying out its responsibilities under the Order by providing the Board with all information necessary for the Board to consider any issues raised including, without limitation, information whenever Contract voting instructions are disregarded. Insurance Company, at least annually (but more frequently if requested by Fund), shall submit to the Board such reports, materials, or data as the Board may reasonably request so that the Board may carry out fully the obligations imposed upon it by the Order. Insurance Company agrees to carry out such responsibilities with a view only to the interests of existing Contractholders.

7.2

If a majority of the Board, or a majority of Disinterested Board Members, determines that a material irreconcilable conflict exists with regard to Participating Contractholder investments in Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that Insurance Company is a Participating Company for whom the conflict is relevant, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

	(a)	withdrawing the assets allocable to some or all Separate Accounts from Fund or any Portfolio and reinvesting such assets in a different investment medium (which may include another Portfolio);

(b)

submitting the question of whether such segregation should be implemented to a vote of all affected Contractholders and, as appropriate, segregating the assets of any appropriate group (i.e. variable annuity or variable life insurance Contractholders) that votes in favor of such segregation;

	(c)	and/or establishing a new registered management investment company or managed separate account.

7.3	If a material irreconcilable conflict arises as a result of a decision by Insurance Company to disregard Contractholder voting instructions and that decision represents a minority position or

9

would preclude a majority vote, Insurance Company may be required, at the Board’s election, to withdraw the investments of its Separate Accounts in Fund.

7.4

For the purpose of this Article, a majority of the Disinterested Board Members shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event shall Fund or Lazard or any other investment adviser of Fund be required to bear the expense of establishing a new funding medium for any Contract. Insurance Company shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contractholders materially and adversely affected by the material irreconcilable conflict.

7.5

No action by Insurance Company taken or omitted, and no action by a Separate Account or Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this Article VII shall relieve Insurance Company of its obligations under, or otherwise affect the operations of, this Article VII.

ARTICLE VIII.
VOTING OF FUND SHARES

8.1

Insurance Company shall provide pass-through voting privileges to all Contractholders and Participants so long as and to the extent the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges or to the extent otherwise required by law. Accordingly, Insurance Company, where applicable, shall vote Shares of a Portfolio held in each Separate Account in a manner consistent with voting instructions timely received from its Contractholders and Participants. Insurance Company shall be responsible for assuring that the Separate Account determines voting privileges in a manner consistent with other Participating Companies. Insurance Company shall vote Shares for which it has not received timely voting instructions, as well as Shares it owns, in the same proportion as it votes those Shares for which it has received voting instructions.

8.2

If and to the extent Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then Fund, and/or the Participating Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

8.3

Insurance Company agrees that it shall not, without the prior written consent of Fund and Lazard, solicit, introduce or encourage Contractholders or Participants to change or supplement Fund’s investment adviser.

ARTICLE IX.
MARKETING

9.1

Fund or its designee shall periodically furnish Insurance Company with sales literature or other promotional materials for each Portfolio, in quantities as Insurance Company may reasonably request, for distribution to prospective purchasers of Contracts. Expenses for the printing and distribution of such documents shall be borne by Insurance Company.

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9.2	Insurance Company shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts.

9.3

Insurance Company shall furnish, or shall cause to be furnished, to Fund each piece of sales literature or other promotional material in which Fund, Lazard or Fund’s investment adviser or administrator is named, at least five (5) Business Days prior to its use. No such material shall be used unless Fund and Lazard or their respective designees approve such material in writing.

9.4

Fund shall furnish, or shall cause to be furnished, to Insurance Company each piece of Fund’s sales literature or other promotional material in which Insurance Company or a Separate Account is named, at least five (5) Business Days prior to its use. No such material shall be used unless Insurance Company approves such material in writing.

9.5

Insurance Company shall not give any information or make any representations or statements on behalf of Fund or Lazard or concerning Fund or any Portfolio other than the information or representations contained in a Portfolio Prospectus, periodic reports, proxy statements or in sales literature or other promotional material approved by Fund.

9.6

Fund shall not, in connection with the sale of Portfolio Shares, give any information or make any representations on behalf of Insurance Company or concerning Insurance Company, a Separate Account, or the Contracts other than the information or representations contained in a Contract Prospectus, in published reports for each Separate Account that are in the public domain or approved by Insurance Company for distribution to Contractholders or Participants, or in sales literature or other promotional material approved by Insurance Company.

9.7

For purposes of this Agreement, the phrase “sales literature or other promotional material” or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under the rules of FINRA, the 1940 Act or the 1933 Act.

ARTICLE X.
INDEMNIFICATION

10.1

Insurance Company and Contract Distributor each agree to indemnify and hold harmless Fund, Lazard, any investment adviser of a Portfolio, and their affiliates, and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls any of the foregoing entities or persons within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.1), against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with or any amounts paid in settlement of, any action, suit or proceeding or any claim asserted and any income taxes, penalties or toll charges) (collectively, “Losses”) for which the Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

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(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Contract Prospectus, Contract or sales literature or other promotional material relating to a Separate Account or the Contracts (collectively, “Account documents”) or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that neither Insurance Company nor Contract Distributor shall be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Account document which materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished by or on behalf of Fund specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Portfolio Prospectus or sales literature or other promotional material relating to Fund or a Portfolio (collectively, “Portfolio documents”) or arise out of or are based upon the omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with information furnished to Fund or Lazard by or on behalf of Insurance Company or Contract Distributor specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Portfolio document on which Insurance Company or Contract Distributor have reasonably relied) or wrongful conduct of Insurance Company or Contract Distributor or their respective agents and persons under their respective control with respect to the sale and distribution of Contracts or Portfolio Shares;

(d)

arise out of any material breach of any representation, warranty and/or covenant made by Insurance Company or Contract Distributor in this Agreement, or arise out of or result from any other material breach of this Agreement by Insurance Company or Contract Distributor;

	(e)	arise out of Insurance Company’s incorrect calculation and/or incorrect or untimely reporting of net purchase or redemption orders; or

	(f)	arise out of or are related to any tax liability under Section 851 of the Code arising from purchases or redemptions by the General Account or the accounts of Insurance Company’s affiliates.

10.2

Lazard agrees to indemnify and hold harmless Insurance Company and Contract Distributor and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls Insurance Company or Contract Distributor within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.2), against Losses for which Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

	(a)	arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Portfolio documents or arise out of or are based upon the

12

omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Lazard shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Portfolio document which materially untrue statement or material omission was made in reliance upon and in conformity with information furnished by or on behalf of Insurance Company or Contract Distributor specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Account documents or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished to Insurance Company or Contract Distributor by or on behalf of Fund specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Account document on which Fund or Lazard have reasonably relied) or wrongful conduct of Fund or Lazard or their respective agents and persons under their respective control with respect to the sale and distribution of Portfolio Shares;

(d)

arise out of any material breach of any representation and/or warranty made by Fund or Lazard in this Agreement, or arise out of or result from any other material breach of this Agreement by Fund or Lazard; or

(e)

arise out of Fund’s failure to correct in a timely manner any incorrect calculation and/or reporting of the daily net asset value, dividend rate or capital gain distribution rate of a Portfolio; provided, however, that Fund shall have no obligation to indemnify and hold harmless the Indemnified Parties if the incorrect calculation or reporting was the result of incorrect information furnished by or on behalf of Insurance Company or Contract Distributor or otherwise as a result of or relating to Insurance Company’s or Contract Distributor’s negligence or breach of this Agreement.

10.3	In no event shall any Party be liable for any consequential, incidental, special or indirect damages resulting to any other Party hereunder.

10.4

Notwithstanding anything herein to the contrary, in no event shall any Party be liable to any individual or entity including, without limitation, any other Party or, with respect to Fund or Lazard, any Contractholder or Participant, with respect to any Losses that arise out of or result from a breach of any representation, warranty, and/or covenant made by any other Party hereunder or by any Participating Company under an agreement containing substantially similar representations, warranties and covenants.

10.5	(a)

Promptly after receipt by a Party that may be entitled to indemnification under this Article (“Indemnified Party” for purposes of this Section) of notice of the commencement of any action which may result in Losses, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article (“Indemnifying Party” for purposes of this Section), notify Indemnifying Party of the

13

commencement thereof. The failure to so notify shall not relieve Indemnifying Party from any liability under this Article X, except to the extent that Indemnifying Party is damaged as a result of the failure to give such notice. If Indemnified Party notifies Indemnifying Party of the commencement of any such action, Indemnifying Party shall be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to Indemnified Party, and to the extent that Indemnifying Party has given notice to such effect and is performing its obligations under this Article, Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its expense unless (a) Indemnifying Party and Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both Indemnifying Party and Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

(b)

No Party shall be liable under any of the foregoing indemnification provisions with respect to any Losses or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

10.6	A successor by law of any Party to this Agreement shall be entitled to the benefits of the indemnification contained in this Article X.

ARTICLE XI.
COMMENCEMENT AND TERMINATION

11.1	This Agreement shall continue in force until terminated in accordance with the provisions herein.

11.2	This Agreement shall terminate without penalty as to one or more Portfolios:

(a) at the option of any Party, at any time from the date hereof upon 180 days’ written notice;

(b)

at the option of Insurance Company if it determines that Shares of any Portfolio are not reasonably available to meet the requirements of the Contracts; Insurance Company shall furnish prompt written notice of election to terminate and termination shall be effective ten days after receipt of written notice unless Fund makes available a sufficient number of Shares to meet the requirements of the Contracts within such ten day period;

(c)

at the option of Insurance Company upon the institution of formal proceedings against Fund or Lazard or their respective affiliates by the Commission or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Insurance Company’s reasonable judgment, materially impair Fund’s or Lazard’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

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(d)

at the option of Fund upon the institution of formal proceedings against Insurance Company or Contract Distributor or their respective affiliates by the Commission, FINRA or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Fund’s reasonable judgment, materially impair Insurance Company’s or Contract Distributor’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(e)

upon termination of the Investment Management Agreement between Fund, on behalf of its Portfolios, and Lazard or its successors unless Insurance Company specifically approves the selection of a new investment adviser for the Portfolios;

(f)

at the option of Fund upon a determination by the Board in good faith that it is no longer advisable and in the best interests of shareholders for Fund to continue to operate pursuant to this Agreement; termination shall be effective upon notice by Fund to Insurance Company of such termination; provided, however, that Fund shall make commercially reasonable efforts to notify Insurance Company prior to the suspension or termination of the offering of any Portfolio Shares unless such notification would conflict with any federal or state securities law or regulation;

(g)

at the option of any Party, upon another’s breach of any material representation, warranty or other provision of this Agreement, provided that such party has not cured such breach within 30 business days of receipt of written notice of such breach from the non-breaching party; or

	(h)	upon assignment (as defined in the 1940 Act) of this Agreement, unless made with the written consent of the non-assigning Parties.

Any such termination pursuant to this Article XI shall not affect the operation of Articles VI or X of this Agreement. The Parties agree that any termination pursuant to Article VII shall be governed by that Article.

11.3

Notwithstanding any termination of this Agreement, Fund and Lazard may, at the option of Fund, continue to make available additional Portfolio Shares for so long as Fund desires pursuant to the terms and conditions of this Agreement as provided below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as the “Existing Contracts”). Specifically, without limitation, if Fund so elects to make additional Portfolio Shares available, the owners of the Existing Contracts or Insurance Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments among the Portfolios, redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 11.2 hereof, Fund, as promptly as is practicable under the circumstances, shall notify Insurance Company as to whether Fund shall continue to make Portfolio Shares available after such termination. If Portfolio Shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either Fund or Insurance Company may terminate the Agreement, as so continued pursuant to this Section 11.3, upon prior written notice to the other Parties, such notice to be for a period that is reasonable under the circumstances but, if given by Fund, need not be for more than six months.

11.4	In the event of any termination of this Agreement, the Parties agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose

15

of ensuring that a Separate Account owns no Shares of a Portfolio beyond six months from the date of termination. Such steps may include, without limitation, substituting other investment company shares for those of the affected Portfolio.

ARTICLE XII.
AMENDMENTS

12.1	Any changes in the terms of this Agreement shall be made by agreement in writing by the Parties hereto, except as otherwise specified herein.

ARTICLE XIII.
NOTICE

13.1	Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate Parties at the following addresses:

Insurance Company:	Horace Mann Life Insurance Co
1 Horace Mann Plaza
Springfield, IL 62715
Attention: Brent Hamann

Contract Distributor:	Horace Mann Investors, In.
1 Horace Mann Plaza
Springfield, IL 62715
Attention: Joseph Terry

with a copy to:	Horace Mann Life Insurance Co.
1 Horace Mann Plaza
Springfield, IL 62715
Attn. Office of General Counsel

Fund:	Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112
Attention: Charles Burgdorf

Lazard:	Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112
Attention: Nathan A. Paul, Esq.

with a copy to:	Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention: Stuart H. Coleman, Esq.

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Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.

ARTICLE XIV.
MISCELLANEOUS

14.1	If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

14.2

The rights, remedies, indemnities and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, indemnities and obligations, at law or in equity, to which the Parties are entitled.

14.3	This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

ARTICLE XV.
LAW

14.1	This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and attested on behalf of the Parties as of the date first above written.

HORACE MANN LIFE INSURANCE COMPANY

By:
Attest:

HORACE MANN INVESTORS , INC.

By:
Attest:

LAZARD RETIREMENT SERIES, INC.

By:
Attest:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By:
Attest:

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SCHEDULE 1

Portfolios	Share Class

Lazard Retirement US Small-Mid Cap Equity Portfolio	Service Shares

Separate Accounts and Contracts

All current and future separate accounts under which variable insurance contracts (“Contracts”) are offered by Horace Mann Life Insurance Company.

SCHEDULE 2

PORTFOLIO SHARE ORDER PROCESSING

Pricing

1.	Each Business Day, Fund shall use its best efforts to make each Portfolio’s closing net asset value per share (“NAV”) available to Insurance Company by 6:30 p.m. Eastern time.

2.

At the end of each Business Day, Insurance Company[1] shall calculate each Separate Account’s unit values. Using this unit value, Insurance Company shall process that Business Day’s Contract and Separate Account transactions to determine the net dollar amount of each Portfolio’s Shares to be purchased or redeemed.

3.

Fund hereby appoints Insurance Company as its agent for the limited purpose of receiving orders for the purchase and redemption of Portfolio Shares for the Separate Accounts. Orders that Insurance Company receives from Contractholders by the close of regular trading (the “Close of Trading”) on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m., Eastern time) on each Business Day shall be treated by Fund and Insurance Company as though received on that Business Day. Orders that Insurance Company receives after the Close of Trading shall be treated by Fund and Insurance Company as though received on the next Business Day. All orders are subject to acceptance or rejection in the sole discretion of Lazard or Fund or its agent, and orders shall be effective only upon receipt in proper form.

4.	Insurance Company shall use its best efforts to notify Fund in advance of any unusually large purchase or redemption orders.

5.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Insurance Company’s General Account, or that do not relate to Contract transactions, at that Portfolio’s NAV next determined after Fund (not Insurance Company) receives the order and any related purchase payments in accordance with this Schedule.

6.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Contracts funded by Separate Accounts either registered under the 1940 Act or not so registered in the same manner, but only to the extent that Insurance Company represents and warrants that it is legally or contractually obligated to treat such orders in the same manner. Each order for Portfolio Shares placed by Insurance Company that is attributable, in whole or in part, to Contracts funded by an unregistered Separate Account shall be deemed to constitute such representation and warranty by Insurance Company unless the order specifically states to the contrary. Otherwise, Fund shall treat orders attributable to unregistered Separate Account Contracts in the same manner as orders for the General Account.

7.

Fund shall execute purchase or redemption orders for a Portfolio’s Shares that do not satisfy the conditions specified in this Schedule at the Portfolio’s NAV next determined after such conditions have been satisfied.

[1]	“Insurance Company” as used in this Schedule 2 may also (or in the alternative) refer to Contract Distributor as appropriate.

8.

If Fund provides Insurance Company with materially incorrect net asset value per share information, as determined in accordance with the Fund’s current policies for correcting pricing errors (the “Policy”), through no fault of Insurance Company, Insurance Company, on behalf of the Separate Account, may be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per share in accordance with the Policy). Any material error in the calculation of net asset value per share, dividend rate or capital gain distribution rate information shall be reported promptly upon discovery to Insurance Company.

For transactions through the NSCC’s Fund/SERV service

9.

Insurance Company and Lazard each (a) represents that it has entered into a membership agreement with the NSCC and it is eligible to participate in the NSCC’s Fund/SERV system and (b) agrees to perform all duties assigned to it by the NSCC and to conduct its activities in accordance with the rules, regulations, policies and procedures of the NSCC, as applicable.

10.

Insurance Company shall use its best efforts to transmit all transactions in Shares through Fund/SERV by 8:00 p.m., Eastern time each Business Day or, if Insurance Company is using the Defined Contribution Clearing Service of the NSCC (“DCCS”) and uses the settlement override indicator, 6:00 a.m. on the next Business Day (“T+1”). If Insurance Company fails to transmit such transactions through Fund/SERV by 12:00 a.m., Eastern time on T+1, or, if Insurance Company is using DCCS and uses the settlement override indicator, by 6:00 a.m. on T+1, Insurance Company shall notify Lazard by 9:00 a.m., Eastern time on T+1 of such failure.

For manual transactions

Unless processed using the NSCC’s Fund/SERV interfaces in the customary manner as prescribed by the NSCC, operational responsibilities will be executed as described below.

11.

Insurance Company shall transmit net purchase or redemption orders to Fund or its designee by 9:30 a.m. Eastern time on the Business Day next following the effective trade date. For informational purposes only, Insurance Company shall separately describe the amount of Shares of each Portfolio that are being purchased, redeemed, or exchanged from one Portfolio to the other.

12.

Insurance Company shall pay for any net purchase order by wiring Federal Funds to Fund or its designated custodial account by 4:00 p.m. Eastern time on the same Business Day it transmits the order to Fund. If Fund does not receive such payment by 4:00 p.m., Insurance Company shall promptly, upon Fund’s request, reimburse Fund for any charges, costs, fees, interest or other expenses incurred by Fund in connection with any advances to, or borrowings or overdrafts by, Fund, or any similar expenses incurred by Fund, as a result of portfolio transactions effected by Fund based upon such purchase request.

13.

Fund shall pay for any net redemption order by wiring the redemption proceeds to Insurance Company, except as provided below, within two Business Days after Insurance Company transmits such order to Fund or, upon notice to Insurance Company, such longer period as permitted by the 1940 Act or the rules, orders or regulations thereunder. In the case of any net redemption order valued at or greater than $1 million, Fund shall wire such amount to Insurance Company within seven days of the order. In the case of any net redemption order requesting the application of proceeds from the redemption of one Portfolio’s Shares to the purchase of another Portfolio’s Shares, Fund shall so apply such proceeds the same Business Day that Insurance Company transmits such order to Fund.

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FUND PARTICIPATION AGREEMENT

          This Agreement is entered into as of the ___ day of ___________, 20__, by and among CUNA Mutual Insurance Society (“Insurance Company”), a life insurance company organized under the laws of the State of Iowa, , LAZARD ASSET MANAGEMENT SECURITIES LLC (“Lazard”), and LAZARD RETIREMENT SERIES, INC. (“Fund”), with respect to the Fund’s Portfolios and shares classes named on Schedule 1, as it may be amended from time to time (each a “Portfolio”).

ARTICLE I.
DEFINITIONS

          The following terms used in this Agreement shall have the meanings set forth below:

1.1	“1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	“1940 Act” shall mean the Investment Company Act of 1940, as amended.

1.3	“Board” shall mean Fund’s Board of Directors.

1.4	“Business Day” shall mean any day for which the Portfolios calculate net asset value per share as described in the Portfolio Prospectuses.

1.5	“Code” shall mean the Internal Revenue Code of 1986, as amended.

1.6	“Commission” shall mean the Securities and Exchange Commission.

1.7	“Contract” shall mean a variable annuity or variable life insurance contract that uses a Portfolio as an underlying investment medium and is named on Schedule 1.

1.8	“Contract Portfolios” shall mean investment companies, other than the Portfolios, used by a Contract as an underlying investment medium.

1.9

“Contract Prospectus” shall mean the currently effective prospectus and statement of additional information or other offering documents with respect to a Contract (such as a written description of a Contract not registered under the 1933 Act), including any supplements or amendments thereto.

1.10	“Contractholder” shall mean any person that is a party to a Contract with a Participating Company.

1.11	“Disinterested Board Members” shall mean those members of the Board that are not deemed to be “interested persons” of Fund, as defined in the 1940 Act.

1.12	“FINRA” shall mean the Financial Industry Regulatory Authority.

1.13	“General Account” shall mean the general account of Insurance Company.

1.14	“IRS” shall mean the Internal Revenue Service.

1.15	“Notice” shall mean the notice related to the Order.

1.16	“Order” shall mean Fund’s mixed and shared funding exemptive order of the Commission pursuant to Section 6(c) of the 1940 Act.

1.17	“Participants” shall mean individuals who participate under a group Contract.

1.18

“Participating Company” shall mean any insurance company, including Insurance Company, that offers variable annuity and/or variable life insurance contracts and that has entered into an agreement with Fund for the purpose of making Portfolio shares available to serve as the underlying investment medium for Contracts.

1.19	“Parties” shall mean Insurance Company, Lazard and Fund, collectively.

1.20	“Portfolio Prospectus” shall mean the currently effective prospectus and statement of additional information with respect to a Portfolio, including any supplements or amendments thereto.

1.21	“Separate Account” shall mean a separate account duly established by Insurance Company that invests in a Portfolio and is named on Schedule 1.

1.22	“Shares” shall mean shares of each of the Portfolios of the Fund.

ARTICLE II.
REPRESENTATIONS, WARRANTIES AND AGREEMENTS

2.1	Insurance Company represents, warrants and covenants that:

	(a)	it is and shall remain an insurance company duly organized and in good standing under applicable law;

	(b)	it has legally and validly established and shall maintain each Separate Account pursuant to applicable insurance laws and regulations;

(c)

it has registered and shall maintain the registration of each Separate Account as a unit investment trust under the 1940 Act to serve as a segregated investment account for the Contracts, or, alternatively, it has not so registered the Separate Accounts in proper reliance upon an exclusion from such registration (which exclusion shall be communicated to Fund upon request);

(d)

each Separate Account is and at all times shall be eligible to invest in Shares of a Portfolio without such investment disqualifying Fund as an investment medium for insurance company separate accounts supporting variable annuity and/or variable life insurance contracts;

(e)

each Separate Account is and at all times shall be a “segregated asset account” and interests in each Separate Account that are offered to the public shall be issued exclusively through the purchase of a Contract that is and at all times shall be a “variable contract,” in each case within the meaning of such terms under Section 817 of the Code and the regulations thereunder; Insurance Company agrees to notify Fund and Lazard immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future;

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(f)

the Contracts are and at all times shall be treated as life insurance, endowment or annuity contracts under applicable provisions of the Code, and it shall notify Fund immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future; and

(g)

all of its employees and agents who deal with money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company, in an amount not less than that required to be maintained by Fund; Insurance Company agrees to hold for the benefit of Fund and to pay to Fund any amounts lost from larceny, embezzlement or other events covered by said bond to the extent such amounts properly belong to Fund pursuant to the terms of this Agreement.

2.2

Insurance Company represents, warrants and covenants that: (a) units of interest in each Separate Account available through the purchase of Contracts are registered under the 1933 Act, or are not so registered in proper reliance upon an exclusion from such registration; (b) the Contracts shall be issued and sold in compliance in all material respects with all applicable federal and state laws, including state insurance suitability requirements; and (c) Insurance Company will otherwise comply with all applicable federal and state laws, including state insurance laws and regulations, in the performance of this Agreement. Insurance Company agrees to inform Fund promptly of any investment restrictions imposed by state insurance law and applicable to Fund.

2.3

Insurance Company shall not enter into any arrangements, formal or informal, to permit or facilitate any Contractholder’s use of market timing or excessive trading strategies with respect to Portfolio Shares. Insurance Company has implemented reasonable procedures to monitor for such activities and will, to the extent allowed by applicable law, cooperate with Fund’s reasonable requests in taking steps to deter and to detect the use of market timing or excessive trading strategies by Contractholders.

2.4	Fund represents and warrants that:

	(a)	it is and shall remain registered with the Commission as an open-end, management investment company under the 1940 Act;

	(b)	Portfolio Shares are registered under the 1933 Act;

(c)

it possesses and shall maintain all legal and regulatory licenses, approvals, consents and/or exemptions required for it to operate and offer its Shares as an underlying investment medium for the Contracts;

(d)

each Portfolio is or will be qualified as a regulated investment company under Subchapter M of the Code, it shall make every effort to maintain such qualification, and it shall notify Insurance Company promptly upon having a reasonable basis for believing that any Portfolio invested in by a Separate Account has ceased to so qualify or that it might not so qualify in the future; and

(e)

all of its directors, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage, which shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding

3

company, for the benefit of Fund in an amount not less than that required by Rule 17g-1 under the 1940 Act.

2.5	Fund makes no representation as to whether any aspect of is operations, including without limitation, investment policies, fees and expenses, complies with the insurance laws of any state.

2.6

Each Portfolio’s assets will be managed and invested in a manner that complies with the requirements of Section 817(h) of the Code and Treasury Regulation §1.817-5, relating to the diversification requirements for variable annuity, endowment or life insurance contracts. If a Portfolio fails to comply with Section 817(h) of the Code, Fund will take all reasonable steps to adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation §1.817-5. If Fund does not adequately diversify the Portfolio during the grace period, it will take reasonable steps to notify Insurance Company that the Portfolio has failed to so comply. In the event the IRS asserts in writing in connection with any governmental audit or review of Insurance Company or, to Insurance Company’s knowledge, of any Contractholder, that any Portfolio has failed or allegedly failed to comply with the diversification requirements of Section 817(h) of the Code or the regulations thereunder or Insurance Company otherwise becomes aware of any facts that could give rise to any claim against Fund or its affiliates as a result of such a failure or alleged failure, Insurance Company shall promptly notify Fund and Lazard of such assertion or potential claim and shall permit Fund and Lazard and its affiliates and their legal and accounting advisers to participate in any conferences, discussions or proceedings with the IRS, any Contractholder or any other claimant regarding such claims.

2.7

Each Party agrees that it will comply with all applicable laws and regulations relating to consumer privacy (“Privacy Law”) and that it is prohibited from using or disclosing any nonpublic personal information (as defined in Regulation S-P, or any similar term or terms as defined in other applicable Privacy Law, “Customer Information”) received from another Party other than (a) as required by law, regulation or rule; (b) as permitted in writing by the disclosing party; (c) to its affiliates; or (d) as necessary to perform this Agreement or to service Contractholders, in each case in compliance with the reuse and redisclosure provisions of Privacy Law. Each Party shall use its best efforts to (i) cause its employees and agents to be informed of and to agree to be bound by Privacy Law and the provisions of this Agreement and (ii) maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, Customer Information.

2.8

Insurance Company has adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to Insurance Company, including those relating to Contractholder identification and verification; monitoring for Specially Designated Nationals and Blocked Persons named on the U.S. Treasury Department’s Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and recordkeeping requirements (collectively, “AML Requirements”),.

	(a)	To the extent required by applicable law, Insurance Company will provide federal examiners with such information regarding compliance with AML requirements as they request.

(b)

To the extent allowed by applicable law, Insurance Company will provide Fund with such information, representations and certifications regarding compliance with AML Requirements as Fund may reasonably request.

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2.9

Insurance Company understand that Fund’s activities may be performed on its behalf by Lazard (as distributor) or the Portfolios’ investment adviser, transfer agent or other authorized service providers.

2.10	Lazard understands that Insurance Company or one of its affiliates may perform certain services on behalf of each Separate Account.

ARTICLE III.
FUND SHARES

3.1

Fund agrees to make the Shares of each Portfolio available for purchase by Insurance Company and each Separate Account at net asset value, subject to the terms and conditions of this Agreement and the Portfolio Prospectus. Fund may refuse to sell the Shares of any Portfolio to any person, or suspend or terminate the offering of the Shares of any Portfolio, as permitted by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Portfolio.

3.2

Fund agrees that it shall sell Shares of the Portfolios only to Participating Companies and their separate accounts, the general accounts of Participating Companies and their affiliates and to qualified pension and retirement plans. No Shares of any Portfolio will otherwise be sold to the general public.

3.3

Except as noted in this Article III, Fund and Insurance Company agree that orders and related payments to purchase and redeem Portfolio Shares shall be processed in the manner set out in Schedule 2 hereto.

(a)

Insurance Company represents that it has adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Late Trading Procedures”) designed to ensure that any and all orders relating to the purchase, sale or exchange of Portfolio Shares communicated by Insurance Company to Fund or its agent to be treated in accordance with Schedule 2 as having been received on a Business Day have been received by Insurance Company by the Close of Trading (as defined in Schedule 2) on such Business Day and were not modified after the Close of Trading, and that all orders received from Contractholders but not rescinded by the Close of Trading were communicated to Fund or its agent as received for that Business Day.

(b)

Each transmission of Share orders by Insurance Company shall constitute a representation by Insurance Company that such orders are accurate and complete and relate to orders received by Insurance Company by the Close of Trading on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Portfolio Shares received from Contractholders but not rescinded by the Close of Trading.

(c)

Insurance Company will provide Fund with (A) a copy of the Late Trading Procedures and (B) such certifications and representations regarding the Late Trading Procedures as Fund may reasonably request. Insurance Company will ensure, to the extent allowed by applicable law, the ability of appropriate regulatory authorities to obtain information and records relating to the Late Trading Procedures and the ability of Lazard and Fund or

5

their agents to reasonably inspect the records and facilities of Insurance Company regarding compliance with the Late Trading Procedures. Insurance Company will promptly notify Fund in writing of any material change in the Late Trading Procedures.

3.4

Fund shall confirm each purchase or redemption order made by Insurance Company. Transfer of Portfolio Shares shall be by book entry only. No share certificates shall be issued to Insurance Company. Shares ordered from Fund shall be recorded in an appropriate title for Insurance Company, on behalf of each Separate Account or the General Account.

3.5

Fund shall promptly notify Insurance Company of the amount of dividend and capital gain, if any, per share of each Portfolio to which each Separate Account is entitled. Insurance Company hereby elects to reinvest all dividends and capital gains of any Portfolio in additional Shares of that Portfolio at the applicable net asset value per share, until Insurance Company otherwise notifies Fund in writing.

ARTICLE IV.
STATEMENTS AND REPORTS

4.1

Fund shall provide Insurance Company with monthly statements of account for each Separate Account’s Portfolio accounts as of the end of each month by the fifteenth (15th) Business Day of the following month.

4.2	(a)

At least annually, Fund or its designee shall provide Insurance Company with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to existing Contractholders and Participants with respect to Separate Accounts invested in the relevant Portfolios.

(b)

If requested by Insurance Company, Fund or its designee shall provide Portfolio Prospectuses in “camera ready” copy or, at the request of Insurance Company, in the electronic format sent to the financial printer and other assistance as is reasonably necessary in order for the Parties once a year (or more frequently if the Portfolio Prospectuses are supplemented or updated) to have the Contract Prospectuses and the Portfolio Prospectuses printed together in one document. The pro rata expenses of such printing will be borne by Fund.

(c)

Fund or its designee shall provide Insurance Company, at Insurance Company’s expense, with as many copies of Portfolio Prospectuses as Insurance Company may reasonably request for distribution by Insurance Company to prospective purchasers of Contracts.

(d)

The form of the Portfolio Prospectuses provided to Insurance Company shall be the final form of Portfolio Prospectus as filed with the Commission, which form shall include only those Portfolios identified on Schedule 1.

4.3

Fund shall provide Insurance Company with at least one complete copy of all registration statements, periodic reports and proxy statements and all applications for exemptive orders and requests for no-action letters that relate to a Separate Account.

4.4

Fund shall provide Insurance Company with copies of each Portfolio’s periodic reports, proxy statements and other printed materials (which the Portfolio customarily provides to its shareholders) in quantities as Insurance Company may reasonably request for distribution by

6

Insurance Company to each Contractholder and Participant with respect to Separate Accounts invested in that Portfolio.

4.5

Insurance Company shall provide Fund with at least one complete copy of all registration statements, periodic reports, proxy statements, applications for exemptive orders, requests for no-action letters, and all amendments to any of the above, that are material to a Portfolio promptly after the filing of such document with the Commission or other regulatory authorities or, if such materials are not filed, contemporaneously with first use. Insurance Company shall provide to Fund and Lazard upon request any complaints received from Contractholders pertaining to Fund or a Portfolio.

ARTICLE V.
CONTRACTHOLDER AND TRANSACTION INFORMATION

5.1

Insurance Company agrees to provide Fund, upon written request (which may include electronic writings and facsimile transmissions, a “Request”), the taxpayer identification number (the “TIN”), the Individual/International Taxpayer Identification Number (“ITIN”) or other government-issued identifier (“GII”), if known, of any or all Contractholder(s) who have purchased, redeemed, transferred or exchanged Portfolio Shares held through a Separate Account during the period covered by the Request and the amount, date, name or other identifier of any investment professional(s) associated with the Contractholders or Separate Account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares.

(a)

Requests must set forth a specific period, not to exceed 180 days from the date of the Request for which transaction information is sought. Fund may request transaction information older than 180 days from the date of the Request as it deems necessary to investigate compliance with policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Shares.

(b)

Insurance Company agrees to transmit the requested information that is on the Separate Account’s books and records to Fund or its designee promptly, but in any event not later than 10 Business Days after receipt of a Request. To the extent practicable, the format for any transaction information provided to Fund should be consistent with the National Securities Clearing Corporation (the “NSCC”) Standardized Data Report Format, or any other format acceptable to Fund.

	(c)	Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of Insurance Company.

5.2

Insurance Company agrees to execute a Request from Fund to restrict or prohibit further purchases or exchanges of Shares by a Contractholder that has been identified by Fund as having engaged in transactions in Shares that violate policies established by Fund for the purpose of eliminating or reducing any dilution of the value of Portfolio Shares.

(a)

Such Request must include the TIN, ITIN or GII if known, and the specific restriction(s) to be executed. If the TIN, ITIN or GII is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or other agreed upon information to which the instruction relates.

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	(b)	Insurance Company agrees to execute the Request as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by Insurance Company.

(c)

Insurance Company agrees to provide written confirmation to Fund as soon as reasonably practicable that the Request has been executed, but not later than 10 Business Days after the Request has been executed.

5.3

Insurance Company will use best efforts to determine, promptly upon the Request of Fund, but not later than five Business Days after receipt of the Request by Insurance Company, whether any specific person or entity about whom Fund has received information pursuant to Section 5.1 of this Agreement is an “indirect intermediary” as defined in Rule 22c-2 under the 1940 Act (“Indirect Intermediary”) and, upon further Request from Fund, promptly (but not later than five Business Days after receipt of such Request) either:

(a)

provide (or arrange to have provided) the identification and transaction information set forth in Section 5.1 of this Agreement regarding a Contractholder who holds Shares through the Indirect Intermediary; or

	(b)	restrict or prohibit the Indirect Intermediary from purchasing Shares on behalf of itself or other persons

Insurance Company agrees to inform the Fund whether it plans to perform (a) or (b) above.

ARTICLE VI.
EXPENSES

6.1	Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

6.2

Lazard may pay the Contracts principal distributor for distribution and/or other services relating to Portfolio Shares pursuant to any distribution plan adopted by Fund in accordance with Rule 12b-1 under the 1940 Act, subject to the terms of an agreement between Contract Distributor and Lazard related to such plan.

ARTICLE VII.
EXEMPTIVE RELIEF

7.1

Insurance Company acknowledges that it has reviewed a copy of the Order and, in particular, has reviewed the conditions to the relief set forth in the Notice. As required by the conditions set forth in the Notice, Insurance Company shall report any potential or existing conflicts promptly to the Board. In addition, Insurance Company shall be responsible for assisting the Board in carrying out its responsibilities under the Order by providing the Board with all information necessary for the Board to consider any issues raised including, without limitation, information whenever Contract voting instructions are disregarded. Insurance Company, at least annually (but more frequently if requested by Fund), shall submit to the Board such reports, materials, or data as the Board may reasonably request so that the Board may carry out fully the obligations imposed upon it by the Order. Insurance Company agrees to carry out such responsibilities with a view only to the interests of existing Contractholders.

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7.2

If a majority of the Board, or a majority of Disinterested Board Members, determines that a material irreconcilable conflict exists with regard to Contractholder investments in Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that Insurance Company is a Participating Company for whom the conflict is relevant, Insurance Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the Disinterested Board Members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include, but shall not be limited to:

	(a)	withdrawing the assets allocable to some or all Separate Accounts from Fund or any Portfolio and reinvesting such assets in a different investment medium (which may include another Portfolio);

(b)

submitting the question of whether such segregation should be implemented to a vote of all affected Contractholders and, as appropriate, segregating the assets of any appropriate group (i.e. variable annuity or variable life insurance Contractholders) that votes in favor of such segregation; and/or

	(c)	establishing a new registered management investment company or managed separate account.

7.3

If a material irreconcilable conflict arises as a result of a decision by Insurance Company to disregard Contractholder voting instructions and that decision represents a minority position or would preclude a majority vote, Insurance Company may be required, at the Board’s election, to withdraw the investments of its Separate Accounts in Fund.

7.4

For the purpose of this Article, a majority of the Disinterested Board Members shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event shall Fund or Lazard or any other investment adviser of Fund be required to bear the expense of establishing a new funding medium for any Contract. Insurance Company shall not be required by this Article to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contractholders materially and adversely affected by the material irreconcilable conflict.

7.5

No action by Insurance Company taken or omitted, and no action by a Separate Account or Fund taken or omitted as a result of any act or failure to act by Insurance Company pursuant to this Article VII shall relieve Insurance Company of its obligations under, or otherwise affect the operations of, this Article VII.

ARTICLE VIII.
VOTING OF FUND SHARES

8.1

Insurance Company shall provide pass-through voting privileges to all Contractholders and Participants so long as and to the extent the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges or to the extent otherwise required by law. Accordingly, Insurance Company, where applicable, shall vote Shares of a Portfolio held in each Separate Account in a manner consistent with voting instructions timely received from its Contractholders and Participants. Insurance Company shall be responsible for assuring that the Separate Account determines voting privileges in a manner consistent with other Participating Companies. Insurance Company shall vote Shares for which it has not received timely voting instructions, as

9

well as Shares it owns, in the same proportion as it votes those Shares for which it has received voting instructions.

8.2

If and to the extent Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Order, then Fund, and/or the Participating Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

ARTICLE IX.
MARKETING

9.1

Fund or its designee shall periodically furnish Insurance Company with sales literature or other promotional materials for each Portfolio, in quantities as Insurance Company may reasonably request, for distribution to prospective purchasers of Contracts. Expenses for the printing and distribution of such documents shall be borne by Insurance Company.

9.2	Insurance Company shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts.

9.3

Insurance Company shall furnish, or shall cause to be furnished, to Fund each piece of sales literature or other promotional material in which Fund, Lazard or Fund’s investment adviser or administrator is named, at least five (5) Business Days prior to its use. No such material shall be used unless Fund and Lazard or their respective designees approve such material in writing.

9.4

Fund shall furnish, or shall cause to be furnished, to Insurance Company each piece of Fund’s sales literature or other promotional material in which Insurance Company or a Separate Account is named, at least five (5) Business Days prior to its use. No such material shall be used unless Insurance Company approves such material in writing.

9.5

Insurance Company shall not give any information or make any representations or statements on behalf of Fund or Lazard or concerning Fund or any Portfolio other than the information or representations contained in a Portfolio Prospectus, periodic reports, proxy statements or in sales literature or other promotional material approved by Fund.

9.6

Fund shall not, in connection with the sale of Portfolio Shares, give any information or make any representations on behalf of Insurance Company or concerning Insurance Company, a Separate Account, or the Contracts other than the information or representations contained in a Contract Prospectus, in published reports for each Separate Account that are in the public domain or approved by Insurance Company for distribution to Contractholders or Participants, or in sales literature or other promotional material approved by Insurance Company.

9.7

For purposes of this Agreement, the phrase “sales literature or other promotional material” or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature or

10

published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under the rules of FINRA, the 1940 Act or the 1933 Act.

ARTICLE X.
INDEMNIFICATION

10.1

Insurance Company agrees to indemnify and hold harmless Fund, Lazard, any investment adviser of a Portfolio, and their affiliates, and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls any of the foregoing entities or persons within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.1), against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with or any amounts paid in settlement of, any action, suit or proceeding or any claim asserted and any income taxes, penalties or toll charges) (collectively, “Losses”) for which the Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Contract Prospectus, Contract or sales literature or other promotional material relating to a Separate Account or the Contracts (collectively, “Account documents”) or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Insurance Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Account document which materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished by or on behalf of Fund specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement, Portfolio Prospectus or sales literature or other promotional material relating to Fund or a Portfolio (collectively, “Portfolio documents”) or arise out of or are based upon the omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with information furnished to Fund or Lazard by or on behalf of Insurance Company specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Portfolio document not made in reliance upon and in conformity with information furnished to Fund or Lazard by or on behalf of Insurance Company or Contract Distributor specifically for use therein and on which Insurance Company or Contract Distributor have reasonably relied) or wrongful conduct of Insurance Company or its agents and persons under its control with respect to the sale and distribution of Contracts or Portfolio Shares;

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(d)

arise out of any material breach of any representation, warranty and/or covenant made by Insurance Company in this Agreement, or arise out of or result from any other material breach of this Agreement by Insurance Company;

(e)

arise out of Insurance Company’s incorrect calculation and/or incorrect or untimely reporting of net purchase or redemption orders; provided, however, that Insurance Company shall have no obligation to indemnify and hold harmless the Indemnified Parties if the incorrect calculation or reporting was the result of incorrect information furnished by or on behalf of Fund or otherwise as a result of or relating to Fund’s or Lazard’s gross negligence or breach of this Agreement; or

	(f)	arise out of or are related to any tax liability under Section 851 of the Code arising from purchases or redemptions by the General Account or the accounts of Insurance Company’s affiliates.

10.2

Lazard agrees to indemnify and hold harmless Insurance Company and its affiliates and each of their respective directors, trustees, general members, officers, employees, agents and each person, if any, who controls Insurance Company within the meaning of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 10.2), against Losses for which Indemnified Parties may become subject insofar as such Losses (or actions in respect thereof):

(a)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Portfolio documents or arise out of or are based upon the omission or the alleged omission to state in any Portfolio documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Lazard shall not be liable in any such case to the extent that any such Loss arises out of or is based upon any such materially untrue statement or material omission made in any Portfolio document which materially untrue statement or material omission was made in reliance upon and in conformity with information furnished by or on behalf of Insurance Company specifically for use therein;

(b)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Account documents or arise out of or are based upon the omission or the alleged omission to state in any Account documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, provided such materially untrue statement or material omission was made in reliance upon and in conformity with written information furnished to Insurance Company by or on behalf of Fund specifically for use therein;

(c)

arise out of or as a result of statements or representations (other than statements or representations contained in any Account document on which Fund or Lazard have reasonably relied) or wrongful conduct of Fund or Lazard or their respective agents and persons under their respective control with respect to the sale and distribution of Portfolio Shares;

(d)

arise out of any material breach of any representation and/or warranty made by Fund or Lazard in this Agreement, or arise out of or result from any other material breach of this Agreement by Fund or Lazard; or

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(e)

arise out of Fund’s failure to correct in a timely manner any incorrect calculation and/or reporting of the daily net asset value, dividend rate or capital gain distribution rate of a Portfolio; provided, however, that Fund shall have no obligation to indemnify and hold harmless the Indemnified Parties if the incorrect calculation or reporting was the result of incorrect information furnished by or on behalf of Insurance Company or otherwise as a result of or relating to Insurance Company’s gross negligence or breach of this Agreement.

10.3	In no event shall any Party be liable to the other for any consequential, incidental, special or indirect damages.

10.4

Notwithstanding anything herein to the contrary, in no event shall Fund or Lazard be liable to any individual or entity including, without limitation, Insurance Company, its affiliates or any Contractholder or Participant, with respect to any Losses that arise out of or result from a breach of any representation, warranty, and/or covenant made by Insurance Company hereunder or by any Participating Company under an agreement containing substantially similar representations, warranties and covenants.

10.5	(a)

Promptly after receipt by a Party that may be entitled to indemnification under this Article (“Indemnified Party” for purposes of this Section) of notice of the commencement of any action which may result in Losses, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article (“Indemnifying Party” for purposes of this Section), notify Indemnifying Party of the commencement thereof. The failure to so notify shall not relieve Indemnifying Party from any liability under this Article X, except to the extent that Indemnifying Party is damaged as a result of the failure to give such notice. If Indemnified Party notifies Indemnifying Party of the commencement of any such action, Indemnifying Party shall be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to Indemnified Party, and to the extent that Indemnifying Party has given notice to such effect and is performing its obligations under this Article, Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its expense unless (a) Indemnifying Party and Indemnified Party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both Indemnifying Party and Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent.

(b)

No party shall be liable under any of the foregoing indemnification provisions with respect to any Losses or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement.

10.6	A successor by law of any Party to this Agreement shall be entitled to the benefits of the indemnification contained in this Article X.

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ARTICLE XI.
COMMENCEMENT AND TERMINATION

11.1	This Agreement shall continue in force until terminated in accordance with the provisions herein.

11.2	This Agreement shall terminate without penalty as to one or more Portfolios:

	(a)	at any time from the date hereof upon 60 days’ written notice;

(b)

at the option of Insurance Company if it determines that Shares of any Portfolio are not reasonably available to meet the requirements of the Contracts; Insurance Company shall furnish prompt written notice of election to terminate and termination shall be effective ten days after receipt of written notice unless Fund makes available a sufficient number of Shares to meet the requirements of the Contracts within such ten day period;

(c)

at the option of Insurance Company upon the institution of formal proceedings against Fund or Lazard or their respective affiliates by the Commission or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Insurance Company’s reasonable judgment, materially impair the other’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(d)

at the option of Fund upon the institution of formal proceedings against Insurance Company or its affiliates by the Commission, FINRA or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in Fund’s reasonable judgment, materially impair the other’s ability to meet and perform its obligations and duties hereunder; prompt written notice of election to terminate shall be furnished with termination to be effective as specified therein;

(e)

upon termination of the Investment Management Agreement between Fund, on behalf of its Portfolios, and Lazard or its successors unless Insurance Company specifically approves the selection of a new investment adviser for the Portfolios;

	(f)	at the option of any Party, upon another’s breach of any material representation, warranty or other provision of this Agreement; or

	(g)	upon assignment (as defined in the 1940 Act) of this Agreement, unless made with the written consent of the non-assigning Parties.

Any such termination pursuant to this Article XI shall not affect the operation of Articles VI or X of this Agreement. The Parties agree that any termination pursuant to Article VII shall be governed by that Article.

11.3

Notwithstanding any termination of this Agreement, Fund and Lazard may, at the option of Fund, continue to make available additional Portfolio Shares for so long as Fund desires pursuant to the terms and conditions of this Agreement as provided below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as the “Existing Contracts”). Specifically, without limitation, if Fund so elects to make additional Portfolio Shares available, the owners of the Existing Contracts or Insurance Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments among the Portfolios, redeem investments in the Portfolios and/or invest in the Portfolios upon the making of additional

14

purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 11.2 hereof, Fund, as promptly as is practicable under the circumstances, shall notify Insurance Company as to whether Fund shall continue to make Portfolio Shares available after such termination. If Portfolio Shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either Fund or Insurance Company may terminate the Agreement, as so continued pursuant to this Section 11.3, upon prior written notice to the other Parties, such notice to be for a period that is reasonable under the circumstances but, if given by Fund, need not be for more than six months.

11.4

In the event of any termination of this Agreement, the Parties agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps to redeem all Shares of a Portfolio held by Insurance Company within a reasonable time period. Such steps may include, at Insurance Companies discretion, the filing of a request by the Insurance Company with the Securities and Exchange Commission for an exemptive order allowing a substitution of another investment company’s shares for those of the affected Portfolio.

ARTICLE XII.
AMENDMENTS

12.1	Any changes in the terms of this Agreement shall be made by agreement in writing by the Parties hereto, except as otherwise specified herein.

ARTICLE XIII.
NOTICE

13.1	Each notice required by this Agreement shall be given by certified mail, return receipt requested, to the appropriate Parties at the following addresses:

Insurance Company:	CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI 53705
Attention: Office of General Counsel

Fund:	Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112
Attention: Charles Burgdorf

Lazard:	Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112
Attention: Nathan A. Paul, Esq.

with a copy to:	Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
Attention: Stuart H. Coleman, Esq.

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Notice shall be deemed to be given on the date of receipt by the addresses as evidenced by the return receipt.

ARTICLE XIV.
MISCELLANEOUS

14.1	If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

14.2

The rights, remedies, indemnities and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, indemnities and obligations, at law or in equity, to which the Parties are entitled.

14.3	This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

ARTICLE XV.
LAW

14.1	This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

IN WITNESS WHEREOF, this Agreement has been executed and attested on behalf of the Parties as of the date first above written.

CUNA MUTUAL INSURANCE SOCIETY

By:

Attest:
LAZARD RETIREMENT SERIES, INC.

By:
Attest:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By:
Attest:

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SCHEDULE 1

Portfolios	Share Class

Separate Accounts and Contracts

SCHEDULE 2

PORTFOLIO SHARE ORDER PROCESSING

Pricing

1.	Each Business Day, Fund shall use its best efforts to make each Portfolio’s closing net asset value per share (“NAV”) available to Insurance Company by 6:30 p.m. Eastern time.

2.

At the end of each Business Day, Insurance Company[1] shall calculate each Separate Account’s unit values. Using this unit value, Insurance Company shall process that Business Day’s Contract and Separate Account transactions to determine the net dollar amount of each Portfolio’s Shares to be purchased or redeemed.

3.

Fund hereby appoints Insurance Company as its agent for the limited purpose of receiving orders for the purchase and redemption of Portfolio Shares for the Separate Accounts. Orders that Insurance Company receives from Contractholders by the close of regular trading (the “Close of Trading”) on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m., Eastern time) on each Business Day shall be treated by Fund and Insurance Company as though received on that Business Day. Orders that Insurance Company receives after the Close of Trading shall be treated by Fund and Insurance Company as though received on the next Business Day. All orders are subject to acceptance or rejection in the sole discretion of Lazard or Fund or its agent, and orders shall be effective only upon receipt in proper form.

4.	Insurance Company shall use its best efforts to notify Fund in advance of any unusually large purchase or redemption orders.

5.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Insurance Company’s General Account, or that do not relate to Contract transactions, at that Portfolio’s NAV next determined after Fund (not Insurance Company) receives the order and any related purchase payments in accordance with this Schedule.

6.

Fund shall execute purchase and redemption orders for a Portfolio’s Shares that relate to Contracts funded by Separate Accounts either registered under the 1940 Act or not so registered in the same manner, but only to the extent that Insurance Company represents and warrants that it is legally or contractually obligated to treat such orders in the same manner. Each order for Portfolio Shares placed by Insurance Company that is attributable, in whole or in part, to Contracts funded by an unregistered Separate Account shall be deemed to constitute such representation and warranty by Insurance Company unless the order specifically states to the contrary. Otherwise, Fund shall treat orders attributable to unregistered Separate Account Contracts in the same manner as orders for the General Account.

7.

Fund shall execute purchase or redemption orders for a Portfolio’s Shares that do not satisfy the conditions specified in this Schedule at the Portfolio’s NAV next determined after such conditions have been satisfied.

[1]	“Insurance Company” as used in this Schedule 2 may also (or in the alternative) refer to Contract Distributor as appropriate.

8.

If Fund provides Insurance Company with materially incorrect net asset value per share information through no fault of Insurance Company, Insurance Company, on behalf of the Separate Account, may be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per share in accordance with Fund’s current policies for correcting pricing errors. Any material error in the calculation of net asset value per share, dividend rate or capital gain distribution rate information shall be reported promptly upon discovery to Insurance Company.

For transactions through the NSCC’s Fund/SERV service

9.

Insurance Company and Lazard each (a) represents that it has entered into a membership agreement with the NSCC and it is eligible to participate in the NSCC’s Fund/SERV system and (b) agrees to perform all duties assigned to it by the NSCC and to conduct its activities in accordance with the rules, regulations, policies and procedures of the NSCC, as applicable.

10.

Insurance Company shall use its best efforts to transmit all transactions in Shares through Fund/SERV by 8:00 p.m., Eastern time each Business Day or, if Insurance Company is using the Defined Contribution Clearing Service of the NSCC (“DCCS”) and uses the settlement override indicator, 6:00 a.m. on the next Business Day (“T+1”). If Insurance Company fails to transmit such transactions through Fund/SERV by 12:00 a.m., Eastern time on T+1, or, if Insurance Company is using DCCS and uses the settlement override indicator, by 6:00 a.m. on T+1, Insurance Company shall notify Lazard by 9:00 a.m., Eastern time on T+1 of such failure.

For manual transactions

Unless processed using the NSCC’s Fund/SERV interfaces in the customary manner as prescribed by the NSCC, operational responsibilities will be executed as described below.

11.

Insurance Company shall transmit net purchase or redemption orders to Fund or its designee by 9:30 a.m. Eastern time on the Business Day next following the effective trade date. For informational purposes only, Insurance Company shall separately describe the amount of Shares of each Portfolio that are being purchased, redeemed, or exchanged from one Portfolio to the other.

12.

Insurance Company shall pay for any net purchase order by wiring Federal Funds to Fund or its designated custodial account by 4:00 p.m. Eastern time on the same Business Day it transmits the order to Fund. If Fund does not receive such payment by 4:00 p.m., Insurance Company shall promptly, upon Fund’s request, reimburse Fund for any charges, costs, fees, interest or other expenses incurred by Fund in connection with any advances to, or borrowings or overdrafts by, Fund, or any similar expenses incurred by Fund, as a result of portfolio transactions effected by Fund based upon such purchase request.

13.

Fund shall pay for any net redemption order by wiring the redemption proceeds to Insurance Company, except as provided below, within two Business Days after Insurance Company transmits such order to Fund or, upon notice to Insurance Company, such longer period as permitted by the 1940 Act or the rules, orders or regulations thereunder. In the case of any net redemption order valued at or greater than $1 million, Fund shall wire such amount to Insurance Company within seven days of the order. In the case of any net redemption order requesting the application of proceeds from the redemption of one Portfolio’s Shares to the purchase of another Portfolio’s Shares, Fund shall so apply such proceeds the same Business Day that Insurance Company transmits such order to Fund.

2

FUND PARTICIPATION AGREEMENT

Among

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

LAZARD RETIREMENT SERIES, INC.

and

LAZARD ASSET MANAGEMENT SECURITIES LLC

          THIS AGREEMENT, made and entered into as of this ____ day of _______________, 2009 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter “GWL&A”), a Colorado life insurance company, on its own behalf and on behalf of its separate account(s) listed on Schedule B attached hereto (the “GWL&A Account(s)”); FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter “First GWL&A”), a New York life insurance company, on its own behalf and on behalf of its separate account(s) listed on Schedule B (the “First GWL&A Account(s)”); (the GWL&A Account(s), and the First GWL&A Account(s) may be referred to herein individually, or collectively as the “Accounts”) (GWL&A and First GWL&A, along with GWFS, as defined below, may be referred to herein individually, each as an “Insurance Party,” or collectively as the “Insurance Parties”); LAZARD RETIREMENT SERIES, INC., a corporation organized under the laws of Maryland (hereinafter the “Fund”); and LAZARD ASSET MANAGEMENT SECURITIES LLC (hereinafter the “Distributor) a limited liability companyorganized under the laws of Delaware.

          WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its shares are registered under the Securities Act of 1933, as amended (hereinafter the “1933 Act”); and

          WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (the “FINRA”); and

          WHEREAS, the Insurance Parties have certain registered and unregistered variable annuity contracts supported wholly or partially by the Accounts (the “Contracts”) to be made available to owners thereof, including any participants or employees of such owners as applicable (“Contract owners”); and

          WHEREAS, to the extent required by applicable law, the Insurance Parties have registered the Account(s) as a unit investment trust under the 1940 Act and have registered the securities deemed to be issued by the Account(s) under the 1933 Act;

          WHEREAS, the GWL&A Account(s) is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the GWL&A Contracts, and the First GWL&A Account(s) is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of First GWL&A, under the insurance laws of the State of New York, to set aside and invest assets attributable to the First GWL&A Contracts; and

          WHEREAS, to the extent permitted by applicable laws and regulations, GWL&A and First GWL&A intend to purchase shares in certain series of the Fund(s) listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the “Designated Portfolio(s)”), on behalf of their respective Accounts to fund the applicable Contracts, and the Fund is authorized to sell such shares to unregistered unit investment trusts such as the Accounts at net asset value; and

          WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Accounts also intend to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the “Unaffiliated Funds”) on behalf of the Accounts to fund the Contracts; and

          WHEREAS, GWL&A has arrangements with First GWL&A to provide administrative services, including certain services related to certain performances contemplated herein by First GWL&A; and

          WHEREAS, GWL&A and First GWL&A intend to utilize their NSCC member broker/dealer affiliate, GWFS Equities, Inc. (“GWFS”), which is and at all times shall remain, duly registered with the SEC as a broker-dealer under the 1934 Act and a member of the FINRA, to transmit instructions for the purchase, redemption and transfer of Fund shares on behalf of the Accounts, and alone, or with the assistance of a recordkeeping affiliate, to perform certain recordkeeping functions associated with the transfer of Fund shares into and out of the Accounts in order to recognize certain organizational economies; and

          NOW, THEREFORE, in consideration of their mutual promises, the Insurance Parties, the Fund, and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

          1.1. All purchases, redemptions and exchanges of Designated Portfolio shares for the Accounts, in addition to the pricing and correction thereof, of Designated Portfolio shares, shall be governed by and subject to the terms of the Trading and NSCC Networking Agreement, by and between GWFS (formerly BenefitsCorp Equities, Inc.) and Lazard Asset Management Securities LLC, dated June 30, 2003 (the “Trading and NSCC Networking Agreement”).

1.2.

Fund agrees to make the shares of each Designated Portfolio available for purchase by Insurance Parties and each Account at net asset value, subject to the terms and conditions of this Agreement and the prospectus of each Designated Portfolio. Fund may refuse to sell the shares of any Designated Portfolio to any person, or suspend or terminate the offering of the shares of any Designated Portfolio, as permitted by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board of Directors of the Fund (the “Board”) acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders of such Designated Portfolio.

1.3.

Fund agrees that it shall sell shares of the Designated Portfolios only to any insurance company, including the Insurance Parties, that offers variable annuity and/or variable life insurance contracts and that has entered into an agreement with Fund for the purpose of making Designated Portfolio shares available to serve as the underlying investment medium for Contracts (each a “Participating Company”) and their separate accounts, the general accounts of Participating Companies and their affiliates and to qualified pension and retirement plans. No Shares of any Designated Portfolio will otherwise be sold to the general public.

1.4.

Except as noted in this Article I, Fund and the Insurance Parties agree that orders and related payments to purchase and redeem Designated Portfolio shares shall be processed in the manner set out in the Trading and NSCC Networking Agreement.

1.5.

Insurance Parties represent that they have adopted, and will at all times during the term of this Agreement maintain, reasonable and appropriate procedures (“Late Trading Procedures”) designed to ensure that any and all orders relating to the purchase, sale or exchange of shares of Designated Portfolios communicated by Insurance Parties to Fund or its agent to be treated in accordance with the Trading and NSCC Networking Agreement as having been received on a “Business Day” (meaning any day on which the Designated Portfolios calculate net asset value per share as described in the prospectus of the Fund) have been received by Insurance Parties by the Close of Trading (as defined in the Trading and NSCC Networking Agreement) on such Business Day and were not modified after the Close of Trading, and that all orders received from Contract owners but not rescinded by the Close of Trading were communicated to Fund or its agent as received for that Business Day.

1.6.

Each transmission of share orders by the Insurance Parties shall constitute a representation by such Insurance Party that such orders are accurate and complete and relate to orders received by the Insurance Party by the Close of Trading on the Business Day for which the order is to be priced and that such transmission includes all orders relating to Designated Portfolio shares received from Contract owners but not rescinded by the Close of Trading.

1.7.

Insurance Parties will provide Fund with such certifications and representations regarding the Late Trading Procedures as Fund may reasonably request. Insurance Parties will ensure the ability of appropriate regulatory authorities to obtain information and records relating to the Late Trading Procedures and the ability of Distributor and Fund or their agents to inspect the records upon reasonable prior notice and during regular business hours and facilities of Insurance Parties regarding compliance with the Late Trading Procedures. The Insurance Parties will notify Fund in writing of any material change in the Late Trading Procedures within 30 days of such change.

1.8.

Fund shall confirm each purchase or redemption order made by Insurance Parties of Designated Portfolio shares shall be by book entry only. No share certificates shall be issued to Insurance Parties. Shares ordered from Fund shall be recorded in an appropriate title for Insurance Parties, on behalf of each Account.

1.9.

Fund shall promptly notify Insurance Parties of the amount of dividend and capital gain, if any, per share of each Designated Portfolio to which each Account is entitled. Insurance Parties hereby elect to reinvest all dividends and capital gains of any Designated Portfolio in additional shares of that Designated Portfolio at the applicable net asset value per share, until Insurance Party otherwise notifies Fund in writing.

ARTICLE II. Representations and Warranties

          2.1. GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the GWL&A Account prior to any issuance or sale of units thereof as a segregated asset account under

Colorado Law. First GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the First GWL&A Account prior to any issuance or sale of units thereof as a segregated asset account under New York law.

          2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

          2.3. The Fund agrees to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Fund’s investment adviser (the “Adviser”) by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

          2.4. The Fund represents and warrants that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the Fund’s Prospectus and any Applicable Law. The Fund and Distributor represent and warrant that they will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with all Applicable Law. The Fund and Distributor shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by Applicable Law. The Insurance Parties will endeavor to keep each other and the Fund and Distributor informed of any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a “Law Change”). In the event of a Law Change, the Fund agrees that it may (in its sole discretion) take any action required by a Law Change.

          2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with the 1940 Act.

          2.6. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

          2.8. The Fund represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

          2.9. The Fund will provide the Insurance Parties with as much advance notice as is reasonably practicable, subject to applicable law, of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with the Insurance Parties in order to implement any such change in an orderly manner. The Fund agrees to share equitably in expenses incurred by the Insurance Parties as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule C attached hereto and incorporated herein by reference.

ARTICLE III. Prospectuses and Proxy Statements; Voting

          3.1. If applicable state or federal laws or regulations require that prospectuses for the Fund be distributed to all Contract owners, then at least annually, the Distributor shall provide the Insurance Parties with as many copies of the Fund’s current prospectus for the Designated Portfolio(s) as the Insurance Parties may reasonably request for marketing purposes (including distribution to Contract owners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule C hereof. If requested by the Insurance Parties in lieu thereof, the Distributor or Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for the Insurance Parties once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund’s prospectus for the Designated Portfolio(s) printed together in one document. The Fund agrees that in the future, the Insurance Parties may request that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) describe only the Designated Portfolio(s) and not name or describe any other portfolios or series that may be in the Fund, unless required by law. Should the Insurance Parties determine that they will make the prospectuses available in an electronic format, the Fund, and/or Distributor, as applicable agree that the expenses associated with this form of distribution will be borne in accordance with Schedule C hereof.

          3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information (“SAI”) for the Fund be distributed to all Contract owners, then the Fund or Distributor shall provide the Insurance Parties with copies of the Fund’s SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule C hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners. The Fund shall also provide SAIs to any Contract owner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to the Insurance Parties).

          3.3. The Fund or Distributor shall provide the Insurance Parties with copies of the Fund’s proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule C hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners, as required by law.

          3.4. It is understood and agreed that, except with respect to information regarding an Insurance Party provided in writing by that party, such Insurance Party is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s).

          3.5. If and to the extent required by law each Insurance Party shall:

(i)	solicit voting instructions from Contract owners;

(ii)	vote the Designated Portfolio(s) shares held in the Accounts in accordance with instructions received from Contractowners: and

(iii)

vote Designated Portfolio shares held in the Accounts for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Insurance Parties reserve the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

          3.6 If and to the extent Rule 6e-2 and Rule 6e-3(T) under the 1940 Act are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Fund’s mixed and shared funding exemptive order, then Fund, and/or the Participating Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable. The Insurance Parties agree that they shall not, without the prior written consent of Fund and Distributor, solicit, introduce or encourage Contract owners to (a) change or supplement Fund’s investment adviser or (b) change, modify, substitute, add to or delete a Designated Portfolio from the current investment options under the Contracts.

ARTICLE IV. Sales Material and Information

          4.1. The Insurance Parties shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that the Insurance Parties develop or propose to use and in which the Fund (or a Designated Portfolio), its investment adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

          4.2. The Insurance Parties shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund or Distributor, except with the written permission of the Fund or Distributor.

          4.3. The Fund or the Distributor shall furnish, or shall cause to be furnished, to The Insurance Parties, a copy of each piece of sales literature or other promotional material in which the Insurance Parties and/or their separate account(s), are named at least ten (10) Business Days prior to its use. No such material shall be used if the Insurance Parties object to such use within five (5) Business Days after receipt of such material.

          4.4. The Fund shall not give any information or make any representations on behalf of the Insurance Parties or concerning the Insurance Parties, the Accounts, or the Contracts other than the information or representations contained in the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Insurance Parties or their designee, except with the written permission of the Insurance Parties.

          4.5. The Fund will provide to the Insurance Parties at least one complete copy of all registration statements, prospectuses, SAIs, periodic reports, proxy statements, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that materially relate to the Account(s), promptly after the filing of such document(s) with the SEC or FINRA or other regulatory authorities, or if such materials are not filed, contemporaneously with first use.

          4.6. The Insurance Parties will provide the Fund and Distributor with any complaints received from Contract owners pertaining to a Fund or Designated Portfolio.

          4.7. The Insurance Parties will provide to the Fund at least one complete copy of all registration statements, prospectuses, periodic reports. Proxy statements, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that are material to the Designated Portfolios, promptly after the filing of such document(s) with the SEC, FINRA, or other regulatory authority.

          4.8. For purposes of Articles IV and VII, the phrase “sales literature and other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the FINRA rules, the 1933 Act or the 1940 Act.

4.9.

At the request of any party to this Agreement, each other party will make available to the other party’s independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party’s obligations under this Agreement.

4.10. The Insurance Parties shall designate certain persons or entities that shall have the requisite licenses to solicit applications for the sale of Contracts.

ARTICLE V. CONTRACT OWNER AND TRANSACTION INFORMATION

The Insurance Parties agree to comply with Rule 22c-2 under the 1940 Act and in doing so will comply with the terms and provisions of the Rule 22c-2 Agreement, dated April 12, 2007 (the “22c-2 Agreement”) between GWFS and the Distributor, which shall hereby be amended to apply with respect to the Insurance Parties’ investments in the Designated Portfolios of the Fund (Lazard Retirement Series, Inc.). The terms and conditions of the 22c-2 Agreement are incorporated herein by reference as though the Insurance Parties entered into such agreement with the Distributor with respect to the Designated Portfolios.

ARTICLE VI. Fees and Expenses

          6.1. The Fund and the Distributor will pay certain fees in accordance with Schedule D hereof. In addition, the parties will bear certain expenses in accordance with Schedule C, as well as Articles III and V hereof.

          6.2. All expenses incident to performance by the Fund and the Distributor under this Agreement shall be paid by the appropriate party, as further provided in Schedule C. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

          6.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund’s prospectus and distribution (mailing costs) of the Fund’s proxy materials and reports to owners of Contracts offered by the Insurance Parties, which may be required by law, in accordance with Schedule C.

ARTICLE VII. Diversification and Qualification

          7.1. The Fund and the Distributor represent and warrant that the Fund and each Designated Portfolio thereof will at all times manage each Designated Portfolio’s assets in compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation §1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VII by the Fund, it will take all reasonable steps (a) to notify the Insurance Companies of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation §1.817-5.

          7.2 The Fund and the Distributor represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code ), and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

          7.3. The Fund and the Distributor will notify the Insurance Parties upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Subchapter M qualification requirements or might not so comply in the future.

          7.4. Without in any way limiting the effect of Sections 8.2, 8.3 and 8.4 hereof and with out in any way limiting or restricting any other remedies available to the Insurance Parties, the Adviser or Distributor will pay reasonable costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Section 7.1 hereof.

          7.5. The Fund at the Fund’s expense shall provide the Insurance Parties or their designees with reports certifying compliance with the aforesaid Subchapter M qualification requirements, at the times provided for; provided, however, that providing such reporting does not relieve the Fund of its responsibility for such compliance or of its liability for any non-compliance.

ARTICLE VIII. Indemnification

          8.1. Indemnification by the Insurance Parties

          8.1(a). Each Insurance Party (solely with respect to their respective Account) agrees to indemnify and hold harmless the Fund and the Distributor and each of their respective officers and directors or trustees and each person, if any, who controls the Fund or Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of such Insurance Party) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:

(i)

arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Contracts, Contract Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing)(collectively, the “Account Documents”), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Insurance Parties by or on behalf of the Fund specifically for use in the Account Documents; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in the prospectus, SAI, registration statement sales literature or other promotional material of the Fund or a Designated Portfolio (“Designated Portfolio Documents”) not made in reliance upon and in conformity with information provided to the Fund or Distributor by the Insurance Parties or persons under their control specifically for use therein) or wrongful conduct of the Insurance Parties or persons under their control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii)	arise out of any untrue statement or alleged untrue statement of a material fact contained in Designated Portfolio Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of the Insurance Parties specifically for use therein; or

(iv)	arise as a result of any failure by the Insurance Parties to provide the services and furnish the materials under the terms of this Agreement; or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Insurance Parties in this Agreement or arise out of or result from any other material breach of this Agreement by the Insurance Parties, or as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof;

(vi)	arise out of Insurance Party’s incorrect calculation and/or incorrect or untimely reporting of net purchase or redemption orders; or

(vii)	arise out of or are related to any tax liability under Section 851 of the Code arising from purchases or redemptions by Account or the accounts of an Insurance Party’s affiliates.

          8.1(b). Each Insurance Party shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

          8.1(c). Each Insurance Party shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified such Insurance Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify such Insurance Party of any such claim shall not relieve such Insurance Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that such Insurance Party has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, such Insurance Party shall be entitled to participate, at its own expense, in the defense of such action. Such Insurance Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Insurance Party to such party of the Insurance Party’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Insurance Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.1(d). The Indemnified Parties will promptly notify the affected Insurance Parties of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

          8.2. Indemnification by the Distributor

          8.2(a). The Distributor agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Designated Portfolio Documents, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Distributor or the Fund by or on behalf of the Insurance Parties specifically for use in the Designated Portfolio Documents; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in Contract Documents not made in reliance upon and in conformity with information provided to the Insurance Parties or persons under their control specifically for use therein) or wrongful conduct of the Fund or the Distributor or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)

arise out of any untrue statement or alleged untrue statement of a material fact contained in the ContractsDocuments or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to an Insurance Party by or on behalf of the Distributor or the Fund specifically for use therein; or

(iv)

arise as a result of any failure by the Fund or the Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with Article VI of this Agreement); or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Fund or the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Fund; or

(vi)

arise out of or result from the Fund’s failure to correct in a timely manner any incorrect calculation or reporting by the Fund, or the Distributor of the daily net asset value per share or dividend or capital gain distribution rate; provided however, that Fund shall have no obligation to indemnify and hold harmless the Indemnified Parties if the incorrect calculation or reporting was the result of incorrect information furnished by or on behalf of an Insurance Party or otherwise as a result of or relating to an Insurance Party’s negligence or breach of this Agreement

          8.2(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

          8.2(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          8.2(d). Each Insurance Party agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Accounts.

          ARTICLE IX. Applicable Law

          9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

          9.2. This Agreement shall be subject to the provisions of the 1933 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1.	This Agreement shall terminate:

(a) at the option of any party, with or without cause, with respect to some or all Portfolios, upon sixty (60) days advance written notice delivered to the other parties; ; or

(b) at the option of an Insurance Party by written notice to the other parties with respect to any Designated Portfolio based upon such Insurance Party’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Distributor and Adviser; or

(c) at the option of an Insurance Party by written notice to the other parties with respect to any Designated Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by such Insurance Party; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Distributor and Adviser; or

(d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against any Insurance Party by the FINRA, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding such Insurance Party’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of such Insurance Party to perform its obligations under this Agreement; or

(e) at the option of an Insurance Party in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the FINRA, the SEC, or any state securities or insurance department or any other regulatory body, if such Insurance Party reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Fund, Distributor and Adviser; or

(f) at the option of either the Fund, the Distributor or the Adviser, if the Fund, the Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that an Insurance Party has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on such Insurance Party’s ability to perform its obligations under this Agreement; or

(g) at the option of an Insurance Party, if such Insurance Party shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, the Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund’s, Distributor’s or Adviser’s ability to perform its obligations under this Agreement; or

(h) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the “defaulting party”) other than as described in 9.1(a)-(g); or

(i) upon termination of the Fund’s investment management agreement, on behalf of its Designated Portfolios, unless an Insurance Party specifically approves the selection of a new investment adviser for the Portfolios;

(j) at the option of Fund upon a determination by the Board in good faith that it is no longer advisable and in the best interests of shareholders for Fund to continue to operate pursuant to this Agreement; termination shall be effective upon notice by Fund to Insurance Party of such termination;

          10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Distributor may, at the option of the Fund, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. In the event of a termination of this Agreement pursuant to Section 9.1 hereof, Fund, as promptly as is practicable under the circumstances, shall notify Insurance Party as to whether Fund shall continue to make Designated Portfolio shares available after such termination. If Designated Portfolio shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either Fund or Insurance Party may terminate the Agreement, as so continued pursuant to this Section 10.2, upon prior written notice to the other parties, such notice to be for a period that is reasonable under the circumstances but, if given by Fund, need not be for more than six months.

          10.3. Surviving Provisions. Notwithstanding any termination of this Agreement, each party’s obligations under Article VII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

          Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to GWL&A:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, CO 80111
Attn: Beverly Byrne, Chief Compliance Officer, Chief Legal Counsel, Financial Services

If to First GWL&A:

First Great-West Life & Annuity Insurance Company
c/o Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, CO 80111
Attn: Beverly Byrne, Chief Compliance Officer, Chief Legal Counsel, Financial Services

If to the Fund:
LAZARD RETIREMENT SERIES, INC. 30 Rockefeller Plaza., 59th Floor New York, NY 10112 Attention: General Counsel

If to the Distributor:

LAZARD ASSET MANAGEMENT SECURITIES LLC 30 Rockefeller Plaza, 59th Floor New York, NY 10112 Attention: General Counsel

ARTICLE XII. Miscellaneous

          12.1. The Insurance Parties have adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to Insurance Parties, as the case may be, including those relating to Contract owner identification and verification; monitoring for Specially Designated Nationals and Blocked Persons named on the U.S. Treasury Department’s Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and recordkeeping requirements (collectively, “AML Requirements”), and with any “money laundering” guidelines.

          (a) Each Insurance Party will ensure the ability of federal examiners to obtain information and records relating to AML Requirements and the ability of Distributor and Fund or their agents to inspect, upon reasonable prior notice and during regular business hours, the records and facilities of the Insurance Parties regarding compliance with AML Requirements.

          (b) The Insurance Parties will provide Fund with such information, representations and certifications regarding compliance with AML Requirements as Fund may reasonably request.

          (c) The Insurance Parties will notify Fund if any of Insurance Parties’ representations with respect to compliance with AML Requirements ceases to be true.

12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

          12.3. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          12.4. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

          12.5. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          12.6. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the FINRA and state insurance regulators) and shall permit such other party and authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado and/or New York Insurance Commissioner(s) with any information or reports in connection with services provided under this Agreement which such Commissioner may reasonably request in order to ascertain whether the variable annuity operations of GWL&A and/or First GWL&A are being conducted in a manner consistent with the applicable state’s applicable laws or regulations.

          12.7. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          12.8. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

          12.9. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

          12.10. Each Insurance Party is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund, the Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the Fund and Adviser and their respective assets and the Insurance Parties shall not seek satisfaction of any such obligation from the shareholders of the Fund, officers, employees or agents of the Fund.

          12.11. The Fund, the Distributor and the Adviser agree that the obligations assumed by each Insurance Party pursuant to this Agreement shall be limited in any case to the applicable Insurance Party and its assets and neither the Fund nor the Distributor shall seek satisfaction of any such obligation from the shareholders of any of the Insurance Parties, the directors, officers, employees or agents of any of the Insurance Parties, or any of them, except to the extent permitted under this Agreement.

          12.12. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser, the Distributor and the Fund.

          12.13. None of the parties hereto shall be liable to the other for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability due to any failure, delay or interruption in performing its obligations under this Agreement, and without the fault or negligence of such party, due to causes or conditions beyond its control including, without limitation, labor disputes, strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism, embargoes, epidemics, invasion, rebellion, hostilities, insurrections, explosions, floods, unusually severe weather conditions, earthquakes, military power, sabotage, governmental regulations or controls, failure of power, fire or other casualty, accidents, national or local emergencies, boycotts, picketing, slow-downs, work stoppages, acts of God or natural disasters, provided that such failure or delay was not capable of mitigation pursuant to a prudent business continuity, disaster recovery or similar program.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By its authorized officer,

By:

Title:
Date:

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By its authorized officer,

By:

Title:
Date:

LAZARD RETIREMENT, SERIES, INC.

By its authorized officer,

By:

Title:
Date:

LAZARD ASSET MANAGEMENT SECURITIES LLC

By its authorized officer,

By:

Title:
Date:

SCHEDULE A

DESIGNATED PORTFOLIOS

Lazard Retirement Emerging Markets Equity Portfolio Service Shares

And any other portfolios or series of the Fund that are available and open to new investors on or after the effective date of this Agreement.

SCHEDULE B

SEPARATE ACCOUNTS

GWL&A Account(s)

Variable Annuity Account-1 of Great-West Life & Annuity Insurance Company

First GWL&A Account(s)

Variable Annuity Account-1 of First Great-West Life & Annuity Insurance Company

SCHEDULE C

EXPENSES

The Fund and/or Adviser, and the Insurance Parties (“GWL&A” in this Schedule C) will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below.

Item	Function	Party Responsible for Coordination	Party Responsible for Expense

Mutual Fund Prospectus	Printing of combined prospectuses, or compiling of electronic prospectus, if needed in the future	GWL&A	Fund or Adviser, as applicable

	Fund or Adviser shall supply GWL&A with such numbers of the Designated Portfolio(s) prospectus(es) as GWL&A shall reasonably request	GWL&A	Fund or Adviser, as applicable

	Distribution to New and Inforce Clients	GWL&A	GWL&A

	Distribution to Prospective Clients	GWL&A	GWL&A

Mutual Fund Prospectus Update & Distribution	If Required by Fund or Adviser	Fund or Adviser	Fund or Adviser

	If Required by GWL&A	GWL&A	GWL&A

Mutual Fund SAI	Printing	Fund or Adviser	Fund or Adviser

	Distribution	GWL&A	GWL&A

Proxy Material for Mutual Fund:	Printing if proxy required by Law	Fund or Adviser	Fund or Adviser

	Distribution to Contractowners (including labor, if required) if proxy required by Law	GWL&A	Fund or Adviser

	Printing & distribution if required by GWL&A	GWL&A	GWL&A

Mutual Fund Annual & Semi-Annual Report	Printing of combined reports	GWL&A	Fund or Adviser

	Distribution	GWL&A	GWL&A

Other communication to New and Prospective clients	If Required by the Fund or Adviser	GWL&A	Fund or Adviser

	If Required by GWL&A	GWL&A	GWL&A

Item	Function	Party Responsible for Coordination	Party Responsible for Expense

Other communication to inforce	Distribution (including labor and printing) if required by the Fund or Adviser	GWL&A	Fund or Adviser

	Distribution (including labor and printing) if required by GWL&A	GWL&A	GWL&A

Operations of the Fund

All operations and related expenses, including the cost of registration and qualification of shares, taxes on the issuance or transfer of shares, cost of management of the business affairs of the Fund, and expenses paid or assumed by the fund pursuant to any Rule 12b-1 plan

		Fund or Adviser	Fund or Adviser

SCHEDULE D

ADMINISTRATIVE SERVICES

A.

The Insurance Parties, or an affiliate, will provide the properly registered and licensed personnel and systems needed for all customer servicing and support – for both fund and annuity information and questions – including:

	•	responding to Contract owner inquiries;
•

delivery of the following documents to Contract owners: prospectus – both fund and annuity, SAIs, annual and semi-annual reports, statements and or reports showing share transactions, performance and tax information;

	•	entry of initial and subsequent orders and transmission orders to Fund or Distributor
	•	transfer of cash to insurance company and/or funds;
	•	explanations of fund objectives and characteristics;
	•	entry of transfers between funds;
	•	fund balance and allocation inquiries;
	•	mail fund prospectus.

B.	The Insurance Parties, or an affiliate, will communicate all purchase, withdrawal, and exchange orders it receives from its customers to each Designated Portfolio.

Administrative Service Fee

For the services, the Insurance Parties or their affiliate shall receive a fee of .15% per annum of the average aggregate daily net asset value of shares of the Designated Portfolio(s) held in the Accounts, payable by the Distributor directly to the Insurance Parties or their affiliate. Such fee shall be paid in arrears quarterly. Each quarter’s fee shall be determined based on assets in the Accounts at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.

The Fund will calculate and the Insurance Parties will verify the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.

12b-1 Distribution Related Fees

The Distributor, or its designee, agrees to pay the Insurance Parties or their affiliate a fee of .25% per annum of the average aggregate daily net asset value of shares of Designated Portfolio(s) held in the Accounts. Such fee shall be paid in arrears, quarterly. Each quarter’s fee shall be determined based on assets in the Accounts at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.